EXHIBIT 10.1
CONFIDENTIAL PORTIONS OMITTED

DATED 6 AUGUST 2012

(1)    CSMM HONG KONG LIMITED

(2)    SCCH LIMITED

(3)    COLUMBIA SPORTSWEAR COMPANY

(4)    SWIRE RESOURCES LIMITED

SUBSCRIPTION AND SHAREHOLDERS' AGREEMENT relating to the establishment and operation of Columbia Sportswear Commercial (Shanghai) Co., Ltd.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
i

21.	EXCLUDED ITEMS	72

22.	OPTIONS	73

23.	ACCELERATION OF OPTIONS	86

24.	INCREASE OR REDUCTION OF REGISTERED CAPITAL	89

25.	EQUITY INTEREST TRANSFER RESTRICTION	89

26.	TRANSFERS WITHIN A GROUP	90

27.	PROTECTION OF THE BUSINESS	91

28.	CONFIDENTIAL INFORMATION	92

29.	ANNOUNCEMENTS	94

30.	TERMINATION	95

31.	COSTS	96

32.	WARRANTIES	97

33.	GUARANTEES	98

34.	ENTIRE AGREEMENT	99

35.	FURTHER ASSURANCE	100

36.	CONFLICT WITH ARTICLES	100

37.	ASSIGNMENT	100

38.	NO PARTNERSHIP OR AGENCY	101

39.	VARIATION	101

40.	WAIVERS AND REMEDIES	101

41.	INVALIDITY	102

42.	EFFECT OF COMPLETION	102

43.	LANGUAGE	102

44.	NOTICES	103

45.	COUNTERPARTS	104

46.	INDEMNIFICATION	104

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
ii

47.	GOVERNING LAW AND DISPUTE RESOLUTION	107

	SCHEDULE 1	113

	Part 1 - Registered Capital and Shareholder Loan Contribution Schedule	113

	Part 2 - Management policies	114

	SCHEDULE 2	115

	First Directors	115

	SCHEDULE 3	116

	Deed of Adherence	116

	SCHEDULE 4	120

	Reserved Matters	120

	SCHEDULE 5	121

	Part 1 Preparation of the Exercise Date [**] and Determination of the Provisional Option Price	121

	Part 2 Preparation of the Completion Accounts and Determination of the Option Price	124

	SCHEDULE 6	128

	Option Exercise Notices	128

	SCHEDULE 7	130

	Company Deed of Adherence	130

	SCHEDULE 8	133

	Worked Example	133

	SCHEDULE 9	134

	Examples of Excluded Items	134

	SCHEDULE 10	135

	Prohibited Competitive Lines	135

	SCHEDULE 11	136

	Permitted Lines	136

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.
iii

THIS AGREEMENT is made on 6 August 2012
BETWEEN:

(1)
CSMM HONG KONG LIMITED, a private company incorporated in Hong Kong under registered number 1565306 and whose registered office is at Level 28, Three Pacific Place, 1 Queen’s Road East, Hong Kong (“CS Hong Kong”);

(2)	SCCH LIMITED, a private company incorporated in Hong Kong under registered number 1754514 and whose registered office is at 33/F, One Pacific Place, 88 Queensway, Hong Kong (“Swire”);

(3)
COLUMBIA SPORTSWEAR COMPANY, a public company incorporated in the State of Oregon, U.S.A. under registered number 065993-10 and whose registered office is at 14375 NW Science Park Drive, Portland, Oregon 97229 on its own behalf and on behalf of its Affiliates (“CSC”); and

(4)
SWIRE RESOURCES LIMITED, a private company incorporated in Hong Kong under registered number 55908 and whose registered office is at 33/F, One Pacific Place, 88 Queensway, Hong Kong (“Swire Resources”).

WHEREAS:

(A)
Swire Shanghai enjoyed a successful working relationship with CSC in growing the SRT Columbia Business since year 2005. Swire Shanghai will not be able to distribute the Columbia Branded Products after 31 December 2014, the date on which the distribution agreements relating to the SRT Columbia Business will expire. In negotiating for a renewal of the distribution agreements, CSC and Swire Resources agreed (through their wholly-owned Subsidiaries CS Hong Kong and Swire respectively) to incorporate, establish and operate the Company as a joint venture company to take over from Swire Shanghai the SRT Columbia Business and to carry on the Business with effect from the Live Date. The proposed joint venture enables Swire to enjoy prorated financial results of the Business for so long as it remains a Shareholder of the Company.

(B)
The Original Shareholders have agreed, following the incorporation of the Company, to inject capital to the Company on and subject to the terms and conditions of this Agreement and have further agreed to regulate the management of the Company, their relationship as investors in the Company and certain aspects of the affairs of the Company in accordance with the provisions of this Agreement.

(C)
The Original Shareholders have agreed, following the incorporation of the Company and prior to First Completion, to procure that the Company executes the Company Deed of Adherence pursuant to which the Company shall become bound by the provisions of this Agreement that relate to it.

(D)
Swire has agreed, following the incorporation of the Company and on or prior to the Live Date, to cause the transfer from Swire Shanghai to the Company of the SRT Columbia Business in exchange for cash consideration equal to the net book value of the assets of the SRT Columbia Business (the “Reorganization”).

(E)	CSC and Swire Resources have, inter alia, agreed to guarantee the obligations of CS Hong Kong and Swire respectively under this Agreement.
NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Agreement, unless the context requires otherwise:
“Accounting Period” means an accounting reference period of the Company beginning on 1 January and ending on the following 31 December save that references in this Agreement to the Company's first Accounting Period are to the accounting reference period of the Company which shall begin on the date of its incorporation and end on 31 December 2013;
“Acceleration Event” has the meaning given in Clause 23.1;
“Advance Payment” has the meaning given in Clause 6.1F;
“Affiliate” means (i) as to CSC, any Subsidiary of CSC, (ii) as to CS Hong Kong, CSC and any Subsidiary of CSC (excluding CS Hong Kong), (iii) as to Swire Resources, any Subsidiary of Swire Resources and (iv) as to Swire, Swire Resources and any Subsidiary of Swire Resources (excluding Swire);

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Agreed Form” means, in relation to a document, that document in the form agreed by the Original Shareholders;
“Annual Turnover Threshold” has the meaning given in Clause 32.2;
“Anti-Corruption Policy” has the meaning given in Clause 3.1(d);
“Applicable Anticorruption Laws” means the laws specified as such in Clause 17.2(c) of this Agreement;
“Applicable Compliance Law” means the laws specified as such in Clause 17.2(c) of this Agreement;
“Applicable Percentage” means the percentage of Equity Interest held by CS Hong Kong or Swire (as the case may be) from time to time;
“Approval Documents” has the meaning given in Clause 3.6;
“Approval Letter” means the approval reply issued by the Examination and Approval Authority approving the establishment of the Company and the Articles;
“Articles” means the proposed articles of association of the Company which shall be consistent with the terms of this Agreement and is to be adopted on the First Business License Issuance Date or, if the articles of association of the Company are amended or replaced in accordance with the provisions of this Agreement, the articles of association of the Company as so amended or replaced;
“Asset Transfer Completion” means completion of the Asset Transfer Completion Transaction Documents and other matters in accordance with Clause 7;
“Asset Transfer Completion Conditions” means the conditions precedent to Asset Transfer Completion set out in Clause 6.3;
“Asset Transfer Completion Date” means 31 December 2013 or such other date as may be agreed by the parties in writing;
“Asset Transfer Completion Transaction Documents” means the Transfer Agreement, the New Columbia Distribution Agreement, the Termination Agreement, the Extension

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement, the License Agreement, the Columbia Buying Support Services Agreement, the Swire Buying Support Services Agreement, the New Lease Agreements, the New Shop-in-Shops Contracts, the New Contracts, the New Employment Agreements and such other documents required to carry into effect the Reorganization;
“Assets” has the meaning given in Clause 6.1(a);
“Assignment of Swire Shareholder Loans” has the meaning given in Clause 22.12(a)(ii);
“Board” means the board of directors of the Company;
“Business” means the business to be carried on by the Company as described in Clauses 8.1 and 8.2 or, if any change in the nature or scope of the business of the Company is unanimously approved by the Shareholders in accordance with the provisions of this Agreement, the business carried on by the Company following such change;
“Business Day” means:

(a)
in respect of any action to be taken in the PRC, any day on which companies in the PRC are generally open for business in the PRC, including a Saturday or Sunday which the PRC government temporarily declares to be a working day (“Working Rest Day”), but excluding a statutory holiday, or a Saturday or Sunday other than a Working Rest Day; and

(b)
in respect of any action to be taken in Hong Kong or the US, a day on which licensed banks are generally open for business in Hong Kong or the US throughout their normal business hours other than a Saturday, Sunday, or public holiday in Hong Kong or the US or a day on which a tropical cyclone warning signal No. 8 or above or a black rainstorm warning signal is hoisted in Hong Kong at any time between 9:00 a.m. and 5:00 p.m.;

“Business Plan” means the First Business Plan and any subsequent business plan for the Company, the adoption of which has been unanimously approved by the Shareholders in accordance with Clause 9 or, if any such business plan is, subject to unanimous approval by the Shareholders, amended in accordance with the provisions of this Agreement, that business plan as so amended;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Call Option” means either the WOFE Call Option or the Columbia HK Option as the context admits and "Call Options" means both of them together;
“Call Option Exercise Notice” means a notice substantially in the form set out in Part 1 of Schedule 6;
“Cap” has the meaning given in Clause 20.2;
“Capital Contribution Certificate” means a certificate issued by the Company to any person in accordance with the provisions of Clause 2.2 in respect of any capital contribution made by that person to the Company;
“Certificate of Approval” means the certificate issued by the Examination and Approval Authority approving the establishment of the Company;
“Chairman” means the chairman of the Board;
“Chief Financial Officer” means the chief financial officer of the Company;
“Columbia Branded Products” means products (including, without limitation, apparel, footwear, equipment and accessories) bearing any of the Columbia Brands;
“Columbia Brands” means the following brands owned by the CSC Group: ‘Columbia’, ‘Mountain Hardwear’, ‘Sorel’ and ‘Montrail’;
“Columbia Buying Support Services Agreement” means the agreement in the Agreed Form between CSC and the Company to be entered into at Asset Transfer Completion;
“Columbia Director” means a Director appointed by CS Hong Kong or any Group Transferee of CS Hong Kong under Clause 10.2;
“Columbia HK Option” has the meaning given in Clause 22.1(b);
“Columbia Services Agreement” means the agreement in a form consistent with the relevant key terms set forth in the Master Transitional Services Agreement between the Company and CSC to be entered into at First Completion providing for the provision to the Company by CSC prior to and following the Live Date of certain management and administrative services;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Columbia Sportswear International Sàrl” means a private company incorporated in Switzerland under registered number CH-020-3025006-8 and whose registered office is at Avenue des Morgines 12, Geneva Business Center, 1213 Petit-Lancy, Geneva, Switzerland and who is an indirectly wholly owned Subsidiary of CSC as of the date of this Agreement;
“Columbia Sportswear International Distributors Sàrl” means a private company incorporated in Switzerland which was merged into Columbia Sportswear International Sàrl in 2011 and is no longer in existence;
“Company” means Columbia Sportswear Commercial (Shanghai) Co., Ltd., a private company to be incorporated and registered as a wholly foreign owned enterprise in Huangpu District, Shanghai, the PRC as provided in Clause 2.1;
“Company Deed of Adherence” means a deed of adherence substantially in the form set out in Schedule 7;
“Company Law” means the Company Law of the PRC which was amended and adopted on 27 October 2005 and came into force on 1 January 2006, as may be amended from time to time;
“Companies Ordinance” means the Companies Ordinance (Chapter 32, as amended, of the Laws of Hong Kong);
“Completion Accounts” means the financial statements agreed or determined in accordance with Clause 22.23(b) and Part 2 of Schedule 5;
“Completion Accounts Adjustment” has the meaning given in Clause 22.23(c);
“Completion Accounts Payment Amount” has the meaning given in Clause 22.23(c);
“Completion Accounts Refund Amount” has the meaning given in Clause 22.23(c);
“Completion Date NEV” has the meaning given in Clause 22.23(c);
“Confidential Information” has the meaning given in Clause 28.1(a);
“Contracts” has the meaning given in Clause 6.1(c);
“CSC Group” means CSC and its Subsidiaries;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Deed of Adherence” means a deed in the form, or substantially in the form, set out in Schedule 3;
“Defaulting Shareholder” has the meaning given in Clause 23.2;
“Deputy General Manager” means the deputy general manager of the Company;
“Director” means a director of the Company;
"Dispatched Employees" has the meaning set forth in the Transfer Agreement;
“Disposal” in relation to a share or an equity interest includes:

(a)
selling, assigning, transferring or otherwise disposing of that share or equity interest or any legal or beneficial interest in that share or equity interest or granting any option or other right over that share or equity interest or any legal or beneficial interest in that Share or equity interest;

(b)	creating or allowing to arise or permitting to subsist any Encumbrance over that Share or equity interest or any legal or beneficial interest in that Share or equity interest;

(c)	creating any trust or conferring any interest over that Share or equity interest or any legal or beneficial interest in that Share or equity interest;

(d)	entering into any agreement, arrangement or understanding in respect of the voting or any other rights attached to that Share or equity interest;

(e)	renouncing or assigning any right to subscribe or receive that Share or equity interest or any legal or beneficial interest in that Share or equity interest; and

(f)	entering into any agreement (whether or not subject to any condition precedent or subsequent) to do any of the foregoing, and references to “dispose of” in relation to a Share or an equity interest shall be construed accordingly;
“Employees” has the meaning given in Clause 6.1(d);

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Encumbrance” means any claim, charge, mortgage, pledge, hypothecation, retention of title, lien, equity, option, power of sale, right of pre-emption, right of first refusal or any other third party right or security interest of any kind or any agreement, arrangement, obligation or commitment to create any of the foregoing;
“Equity Interest Transfer Agreement” has the meaning given in Clause 22.13;
“Equity Interests” means equity interests in the registered capital of the Company (and in respect of a single Shareholder, they shall be referred to as an “Equity Interest”);
“Escrow Account” has the meaning given in Clause 22.14;
“Examination and Approval Authority” means the MOFCOM or other authority entrusted by it to approve the Articles and the establishment of the Company;
“Excluded Entities” means (i) Swire Properties Limited, Hong Kong Aircraft Engineering Company Limited and Cathay Pacific Airways Limited (“Listed Companies”), (ii) any Subsidiaries of the Listed Companies, (iii) any Subsidiaries of Swire Pacific Limited which become listed on an internationally recognised stock exchange regardless whether (x) any such Subsidiary subsequently delists from such exchange or (y) such Subsidiary remains a Subsidiary of Swire Pacific Limited upon, following or at any time subsequent to such listing (which Subsidiary will be treated as added to the list of the Listed Companies, (iv) any companies added to the list of the Listed Companies with the written consent of CS Hong Kong, and (v) any company which is under the sole control of any of the Listed Companies from time to time;
“Excluded Item(s)” has the meaning given in Clause 21.1;
“Excluded Items Adjustment” has the meaning given in Clause 22.23(c);
“Excluded Item Amount” has the meaning given in Clause 22.23(c);
“Excluded Item Payment Amount” has the meaning given in Clause 22.23(c);
“Excluded Item Refund Amount” has the meaning given in Clause 22.23(c);
“Exercise Date” means the date on which an Exercise Notice is given in accordance with the terms of this Agreement;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Exercise Date NEV” has the meaning given in Clause 22.23(a);
“Exercise Date NEV Accounts” has the meaning given in Clause 22.23(a);
“Exercise Notice” means a Call Option Exercise Notice or a Put Option Exercise Notice;
“Extension Agreement” means the agreement in the Agreed Form between Columbia Sportswear International Sàrl and Swire Resources to be entered into at Asset Transfer Completion pursuant to which the term of the Hong Kong Distribution Agreement is extended to 31 December 2020;
“External Borrowing” has the meaning given in Clause 20.2(a);
“FCPA” mean the United States Foreign Corrupt Practices Act of 1977, as amended from time to time;
“Financial and Accounting System” has the meaning given in Clause 17.1(b);
“First Business License” means the first business license of the Company issued by the SAIC;
“First Business License Issuance Date” means the date the First Business License is issued to the Company by the SAIC;
“First Business Plan” means the business plan for the Company for the period between the Live Date and 31 December 2018 in the Agreed Form;
“First Completion” means completion of the first capital injection and other matters in accordance with Clause 5;
“First Completion Conditions” means the conditions precedent to First Completion set out in Clause 3.1;
“First Completion Date” has the meaning given in Clause 5.1;
“First Completion Transaction Documents” means the Swire Services Agreements, and the Columbia Services Agreement;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“First Long Stop Date” means the 90th day after the First Business License Issuance Date or 1 May 2013, if the First Business License will have not been issued prior to that date or any other date as mutually agreed by CS Hong Kong and Swire;
“General Manager” means the general manager of the Company;
“Governmental Authority” means any national, provincial or local governmental, regulatory or administrative authority, agency or commission which exercises executive, regulatory or administrative authority over the transactions contemplated in this Agreement;
“Group” in relation to a company means that company and any and all of its Subsidiaries;
“Group Transferee” means a company to which Equity Interests have been transferred pursuant to Clause 26;
“Hong Kong” means the Hong Kong Special Administrative Region of the PRC;
“Hong Kong Distribution Agreement” means the distribution agreement dated 30 November 2005 (effective as of 1 January 2007) entered into between Columbia Sportswear International AG (“Columbia AG”) and Swire Resources, as amended by the amendment to the distribution agreement dated 26 May 2009 (effective as of 1 May 2009) entered into between Columbia AG’s assignee Columbia Sportswear International Distributors Sàrl (which was merged into Columbia Sportswear International Sàrl in 2011) and Swire Resources, pursuant to which Swire Resources is granted distribution rights in respect of certain Columbia Brands in the geographical area comprising Hong Kong and Macau;
“Hong Kong GAAP” shall mean generally accepted accounting principles and practices as in effect from time to time in Hong Kong;
“Incorporation Agent” has the meaning given in Clause 2.1;
“Indemnified Party” has the meaning given in Clause 46.1;
“Indemnifying Party” has the meaning given in Clause 46.2;
“Initial Costs” means all costs, charges and expenses relating to the incorporation and establishment of the Company, including all fees payable to the Incorporation Agent or any local agents for the services in connection with the formation of the Company as

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

contemplated under Clause 2.1. For the avoidance of doubt, such Initial Costs do not include each Shareholder’s own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and the other Transaction Documents;
"Initial Live Period" has the meaning given in Clause 12.1;
“IP” has the meaning given in Clause 13.2;
“Joint Account” has the meaning given in Clause 22.14;
“Key Employees” has the meaning set forth in the Transfer Agreement;
“Labour Union” means the labour union of the Company established in accordance with the PRC Labour Union Law, the WOFE Law, the Company Law and other relevant applicable laws and regulations of the PRC;
“Leased Properties” means the leased properties comprised in the SRT Columbia Business as set out in part 1A and 1B of schedule B to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld);
“License Agreement” means the license agreement between Columbia Sportswear International Sàrl, Columbia Sportswear China Holdings Limited and the Company in the Agreed Form to be entered into at Asset Transfer Completion;
“Liquidation Costs” means all costs, charges and expenses relating to the dissolution and liquidation of the Company, including all fees payable to any accountants or experts appointed by the Company in connection with the inspection and valuation of the Company’s assets for liquidation purposes;
“Live Date” means the date on which the Company commences substantive trading operations, such date to be on or around 1 January 2014;
“Losses” means any losses, damages, penalties, liabilities, compensation or other awards, whether instigated, imposed or incurred under the laws of any jurisdiction;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“M&A Provisions for Foreign Investors” means the PRC Provisions for Foreign Investors to Merge and Acquire Domestic Enterprises (商务部关于外国投资者并购境内企业的规定);
“Management personnel” means the Company's General Manager, Deputy General Manager, Chief Financial Officer, General Counsel (if any) and other personnel designated as such by the Board;
“Master Transitional Services Agreement” means the master transitional agreement in the Agreed Form comprising the key terms of the Columbia Services Agreement and the Swire Services Agreements;
“Material Adverse Effect” means a material adverse effect on:-
(a)     the SRT Columbia Business or Swire Shanghai or any member of the CSC Group arising in connection with:
(i)     any government investigation or enforcement action in respect of the conduct or actions of such business or entity, or
(ii)     any reputational damage to the SRT Columbia Business or Swire Shanghai or to any member of the CSC Group, which seriously damages or impinges upon the ability of the Company to carry on its business substantially in accordance with the Business Plan; or
(b)     the ability of any parties to consummate any of the transactions contemplated in this Agreement or any of the Transaction Documents on a timely basis;
“Maximum Dividends” means the maximum dividends payable by the Company as permitted by law from time to time;
“MOFCOM” means the Ministry of Commerce of the PRC or any of its predecessors or its relevant local branches;
“Net Equity Value” means the sum of (i) the paid up share capital, (ii) capital reserves, (iii) all legal reserves and (iv) retained earnings or losses as the case may be, which for the

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

avoidance of doubt is calculated net of (a) any declared but unpaid dividends and (b) any legal reserves;
“New Columbia Distribution Agreement” means the agreement in the Agreed Form between Columbia Sportswear International Sàrl and the Company to be entered into at Asset Transfer Completion;
“New Contracts” has the meaning given in Clause 6.2(c);
“New Employment Agreements” has the meaning given in Clause 6.2(d) and set forth in the Transfer Agreement;
“New Lease Agreements” has the meaning given in Clause 6.2(b) and set forth in the Transfer Agreement;
“New Shop-in-Shops Contracts” has the meaning given in Clause 6.2(b);
“New Standalone Retail Store Business Licenses” has the meaning given in Clause 6.1D;
“Non-Commercial Transactions” has the meaning given in Clause 13.4;
“Non-Selling Party” has the meaning given in Clause 26.2(a);
“Office Staff” has the meaning set forth in the Transfer Agreement;
“Offshore Option Completion” means the completion of the sale and purchase of the Relevant Option Shares pursuant to the exercise of an Option in accordance with Clauses 22.17 to 22.19 inclusive;
“Old Columbia Distribution Agreements” means the distribution agreement dated 1 May 2009 made between Columbia Sportswear International Distributors Sàrl (which was merged into Columbia Sportswear International Sàrl in 2011) and Swire Shanghai and the related licensing agreements relating to distribution rights in respect of the Columbia Brands other than 'Sorel' in the PRC and excluding, for the avoidance of doubt, the Hong Kong Distribution Agreement;
“Onshore Closing Conditions” has the meaning given in Clause 22.15;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Onshore Option Completion” means the completion of the sale and purchase of the Relevant Option Equity Interests pursuant to the exercise of an Option in accordance with Clauses 22.20 to 22.21 inclusive;
“Option” means either of the Call Options or either of the Put Options as the context admits;
“Option Completion” means the Onshore Option Completion or the Offshore Option Completion as the context admits;
“Option Completion Date” means the date on which Option Completion takes place;
"Option Completion Accounts Date" means either of the following:
(i)     the earliest date following Option Completion that is the first Business Day of a fiscal quarter falling after 31 December 2018 (where the Option Completion Date is not the first Business Day of a fiscal quarter falling after 31 December 2018);
(ii)     the Option Completion Date (where the Option Completion Date is the first Business Day of a fiscal quarter falling after 31 December 2018); or
(iii)     such other date as Swire or Swire Resources (as the case may be) and CS Hong Kong may agree;
“Option Price” has the meaning given in Clause 22.22;
“Original Shareholders” means CS Hong Kong and Swire;
“Original Transferor” means, in relation to a Group Transferee, the Shareholder who transferred the relevant Equity Interests to the Group Transferee or, where there has been a series of transfers to Group Transferees, the Shareholder who made the initial transfer of the relevant Equity Interests to a Group Transferee;
“parties” means the Shareholders and the Company and “party” means any of them;
“PRC” means the People’s Republic of China, for the purpose of this Agreement only, excluding Hong Kong, Macau and Taiwan;
“PRC GAAP” shall mean generally accepted accounting principles and practices as in effect from time to time in the PRC;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Provisional Option Price” has the meaning given in Clause 22.23;
“Put Option” means either the WOFE Put Option or the Swire Put Option as the context admits and "Put Options" means both of them together;
“Put Option Exercise Notice” means a notice substantially in the form set out in Part 2 of Schedule 6;
“Relevant Option Equity Interests” means the WOFE Option Equity Interests in the event that either the WOFE Call Option or WOFE Put Option is exercised;
“Relevant Option Shares” means the Swire Option Shares in the event that either the Columbia HK Option or Swire Put Option is exercised;
“Relevant Vendor” means Swire Resources in the event that either the Columbia HK Option or Swire Put Option is exercised, and Swire in the event that either the WOFE Call Option or WOFE Put Option is exercised;
“Reorganization” has the meaning given in Recital D;
“Restructuring” means, in relation to a company, any issue by way of capitalisation of reserves or profits, any rights issue, any consolidation or sub-division of capital, any conversion or reclassification of any of its shares, any alteration in the rights attaching to any of its shares or class of its shares, any reduction or repayment of share capital, any purchase or cancellation by that company of its own shares, any capital dividend or any enlargement, reduction, amalgamation, arrangement, reconstruction or compromise affecting the share or registered capital of that company;
“Reserved Matter” means any of the matters specified in Schedule 4;
“SAFE” means the State Administration of Foreign Exchange or its local branch;
“SAIC” means the State Administration of Industry and Commerce or its local branch;

“Second Capital Contribution Amount” has the meaning given in Clause 7A.1(b);

“Second Shareholder Loan Amount” has the meaning given in Clause 7A.1(f);

“Secretary” means the secretary of the Board;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Selling Party” has the meaning given in Clause 26.1;
“Shareholder Loan Amount” has the meaning given in Clause 22.12(b)(ii);
“Shareholder Loan(s)” means the loans made to the Company by the Shareholders whether pursuant to Clause 5A, Clause 7A, Clause 21 or otherwise and, where the context so requires, the outstanding amount thereof;
“Shareholders” means the Original Shareholders and any other person who acquires any Equity Interests after the date hereof and agrees to be bound by this Agreement by executing a Deed of Adherence and “Shareholder” means any of them;
“Shop-in-Shops” has the meaning given in Clause 6.1(b);
“Shop Staff” has the meaning set forth in the Transfer Agreement;
“Shortfall Capital Contribution” has the meaning given in Clause 7A.3(a);
“SRT Columbia Business” means the business of the import, distribution and retail sale of Columbia Branded Products in the PRC as operated by Swire Shanghai;
“SRT Warranties” means the warranties of Swire Shanghai set out in Article IV of the executed Transfer Agreement.
“Standalone Retail Stores” has the meaning given in Clause 6.1D;
“Subsidiary” of any person means any corporation or other entity of which such person owns or controls directly or indirectly more than 50% of the outstanding share capital or other ownership interest having voting power to elect directors, managers or trustees of such corporation or other business entity and the reference to “Subsidiary” includes a Subsidiary of a Subsidiary;
“Supervisor” has the meaning given in Clause 8.12(a);
“Swire Buying Support Services Agreement” means the agreement in the Agreed Form between Swire Resources or Swire Shanghai and the Company to be entered into at Asset Transfer Completion;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Swire Director” means a Director appointed by Swire or any Group Transferee of Swire under Clause 10.2;
“Swire First Dividend Date” has the meaning given in Clause 19.1;
“Swire Option Shares” means all the outstanding shares in the capital of Swire legally and beneficially owned by Swire Resources as the date of this Agreement together with any other shares or securities of Swire to which Swire Resources (or any of its Affiliates) becomes legally or beneficially entitled after the date of this Agreement and which, directly or indirectly, represent, arise out of, are attributable to or are derived from any of those shares as a result of a Restructuring;
“Swire Option Shares Transfer Agreement” means an agreement to be entered into by Swire Resources and CS Hong Kong to document the transfer of the Relevant Option Shares solely for the purposes of filing with the relevant Governmental Authority and the assessment of stamp duty and/or tax;
“Swire Pacific Group” means all Subsidiaries of Swire Pacific Limited excluding the Excluded Entities;
“Swire Put Option” has the meaning given in Clause 22.4(b);
“Swire Resources Group” means Swire Resources and its Subsidiaries;
“Swire Services Agreements” means (i) the services agreement in a form consistent with the relevant key terms set forth in the Master Transitional Services Agreement between the Company and Swire Resources and (ii) the services agreement in a form consistent with the relevant key terms set forth in the Master Transitional Services Agreement between the Company and Swire Shanghai, both to be entered into at First Completion providing for the provision to the Company by Swire Resources and Swire Shanghai respectively prior to and following the Live Date of certain management and administrative services;
“Swire Shanghai” means 太古資源(上海)商貿有限公司(Swire Resources (Shanghai) Trading Company Limited), a private company incorporated in Huangpu District (formerly Luwan District), Shanghai with registered number 310000400405961;
“Tax Document” means any computation, return, assessment, demand note, claim, election, surrender, disclaimer, notice, consent and any other document relating to tax of the Company;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Term” means the business term of the Company as set out in Clause 30.1;
“Termination Agreement” means the termination agreement in the Agreed Form between Columbia Sportswear International Sàrl and Swire Shanghai to be entered into at Asset Transfer Completion confirming termination of the Old Columbia Distribution Agreements;
“Third-Party Claim” has the meaning given in Clause 46.2;
“Transaction Documents” means this Agreement, the First Completion Transaction Documents, the Asset Transfer Completion Transaction Documents and any other documents required to carry into effect the transactions contemplated hereunder, including the Reorganization;
“Transfer Agreement” means the agreement in the Agreed Form providing for the transfer to the Company by Swire Shanghai of the SRT Columbia Business with effect from the Live Date (save and except that the transfer of the portion of the Assets comprising inventory shall take effect from the Asset Transfer Completion Date);
“US” means the United States of America;
“United States Dollars” or “US$” means the lawful currency of the US;
“US GAAP” means generally accepted accounting principles and practices as in effect from time to time in the US;
“WOFE Call Option” has the meaning given in Clause 22.1(a);
“WOFE Group” means the Company and any and all of its Subsidiaries;
“WOFE Law” means the Law of the PRC on Foreign-funded Enterprises which was amended, adopted and came into force on 31 October 2005, as amended from time to time;
“WOFE Option Equity Interests” means the entire Equity Interests legally and beneficially owned by Swire following completion of the contributions of registered capital and Shareholder Loans reflected in Clause 7A.3 together with any other Equity Interests or securities of the Company to which Swire (or any of its Group Transferees) becomes legally or beneficially entitled thereafter and which, directly or indirectly, represent, arise out of,

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

are attributable to or are derived from any of those Equity Interests as a result of a Restructuring; and
“WOFE Put Option” has the meaning given in Clause 22.4(a).

1.2
In addition to the definitions set out in Clause 1.1, the definition of certain words and expressions which are used in the Schedules is set out in the Schedule in which those words and expressions appear.

1.3	In this Agreement, unless the context otherwise requires:

(a)	references to Clauses and Schedules are to clauses of, and schedules to, this Agreement and references within a Schedule to paragraphs are to paragraphs of that Schedule;

(b)	references to the singular include the plural and vice versa and references to one gender include all genders;

(c)	the words “include(s)”, “including” and “in particular” shall be construed as if followed by the words “without limitation”;

(d)	references to a “company” shall be construed so as to include any company, corporation or other body corporate (wherever and however incorporated or established);

(e)
references to a “person” shall be construed so as to include any individual, firm, company, government, state or agency of a state, local or municipal authority or government body or any joint venture, association or partnership (whether or not having separate legal personality);

(f)	references to times are to the Shanghai time; and

(g)
a reference to a statute or statutory provision shall be construed as a reference to that statute or statutory provision as modified, re-enacted or consolidated from time to time (whether before or after the date of this Agreement) and to any subordinate legislation made from time to time under that statute or statutory provision (whether before or after the date of this Agreement).

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.4	The Schedules form part of this Agreement and shall have the same force and effect as if set out in the body of this Agreement and any reference to this Agreement shall include the Schedules.

1.5	The headings in this Agreement are included for convenience only and shall be ignored in interpreting this Agreement.

1.6	The documents which are in the Agreed Form for the purposes of this Agreement are:

(a)	the Business Plan;

(b)	the Transfer Agreement;

(c)	the New Columbia Distribution Agreement;

(d)	the Termination Agreement;

(e)	the Extension Agreement;

(f)	the Master Transitional Services Agreements;

(g)	the License Agreement;

(h)	the Columbia Buying Support Services Agreement;

(i)	the Swire Buying Support Services Agreement;

(j)	the Equity Interest Transfer Agreement;

(k)	the Assignment of Swire Shareholder Loan; and

(l)	the resolutions of the Board referred to in Clause 5.2(f).

2.	COMPANY FORMATION AND CAPITAL CONTRIBUTIONS

2.1	Formation of the Company
The Original Shareholders shall jointly instruct a mutually agreed professional firm (“Incorporation Agent”) to oversee the application process and any application agent

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

relating to the legal establishment of the Company in accordance with Clauses 3.1(a) and (b), for and on behalf of the Original Shareholders. The Original Shareholders shall collaborate and give joint instructions to the Incorporation Agent on a timely basis to facilitate the legal establishment of the Company. The Original Shareholders shall procure that the Incorporation Agent shall:

(i)
not make any application or submission or any substantive statement or representation to the Examination and Approval Authority or any other relevant Governmental Authorities without obtaining the prior consent in writing of both Original Shareholders, both as to timing and approach and as to form and content;

(ii)
forward to both Original Shareholders copies of all draft applications, submissions, documents and information (to be prepared in Chinese for official filing purposes and English for the Original Shareholders’ reference), and give both Original Shareholders an opportunity to discuss, review and approve such applications, submissions, documents or information before they are signed, released to the Examination and Approval Authority or other relevant Governmental Authorities and/or are otherwise used or effected;

(iii)	promptly forward a copy of all correspondence and the reply from the Examination and Approval Authority or other relevant Governmental Authorities to each Original Shareholder; and

(iv)	comply with all applicable laws of Hong Kong and the PRC in connection with the legal establishment of the Company.
It is agreed that:

(a)
No later than 31 March 2013, CS Hong Kong and Swire shall form the Company in the PRC by the filing of the Articles, with an initial registered capital of US$[**] and shall hold Equity Interests in the following proportions:

CS Hong Kong    :    60%
Swire        :    40%

(b)
For the purpose of establishing the Company, (i) Swire agrees to contribute forty percent (40%) of the registered capital of the Company in immediately available funds in accordance with Clause 5.2; and (ii) CS Hong Kong agrees to contribute

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

sixty percent (60%) of the registered capital of the Company in immediately available funds in accordance with Clause 5.2.

(c)	Particulars of the Company

(i)
The Company shall be a PRC wholly foreign-owned enterprise to be incorporated pursuant to the WOFE Law, the Company Law, other applicable laws and regulations of the PRC, and the provisions of this Agreement.

(ii)
The name of the Company shall be “科伦比亚运动服装商贸༈上海༉有限公司” in Chinese (“Columbia Sportswear Commercial (Shanghai) Co., Ltd.” in English, for identification purpose only and will not be registered) or such other name as may be agreed to by the Original Shareholders in writing and approved by the SAIC.

(iii)
The registered address of the Company shall be “上海市黄浦区巨鹿路137号5G2丁室” in Chinese and “Room 5G2 Ding, 137 Ju Lu Road, Huangpu District, Shanghai, PRC” in English or such other address as may be agreed to by the Original Shareholders in writing.

(iv)
The Company shall be a wholly foreign owned company with limited liability. Shareholders of the Company shall be liable to the Company to the extent of the capital contribution for which they have subscribed. Except as otherwise provided herein or agreed upon in writing by and between Shareholders, once a Shareholder has paid its full capital contribution to the registered capital of the Company, it shall not be required to provide any further funds to or on behalf of the Company by way of capital contribution, loan, advance, guarantee or otherwise. The Company shall be liable for its debts to the extent of all of its assets. As long as a Shareholder has paid its full capital contribution to the registered capital of the Company, creditors of the Company shall have recourse only to the assets of the Company and shall not seek, or be entitled to, repayment from any of the Shareholders.

(v)	The Company shall be a legal person under the laws of the PRC. The Company shall be subject to the jurisdiction of and shall be protected by

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the laws of the PRC. The activities of the Company shall comply with the applicable laws of the PRC.

(vi)	The initial registered capital of the Company shall be US$[**].

(vii)	The initial total investment of the Company shall be US$[**].

2.2
When a Shareholder has made all or any part of its contribution to the registered capital of the Company under any provision of this Agreement or otherwise, a PRC certified public accountant appointed by the Board shall verify such contribution and issue a capital contribution verification report in the form required under PRC law. Such report shall be submitted to the competent Examination and Approval Authority (if necessary) and the SAIC for the record. In accordance with such report, the Company shall issue a Capital Contribution Certificate to the relevant Shareholder. An interim Capital Contribution Certificate shall be issued in respect of each partial contribution made by a Shareholder. Upon completion of all capital contributions by a Shareholder, any interim certificate(s) shall be returned to the Company for cancellation and a final Capital Contribution Certificate shall be issued. Any interim or final Capital Contribution Certificate shall be signed by the Chairman and stamped with the Company seal, and shall specify the following:

(h)	the name of the Company;

(i)	the date of establishment of the Company;

(j)	the Company’s registered capital;

(k)	the name of the Shareholder, the amount of registered capital contributed by such Shareholder and the date on which such capital contribution was made; and

(l)	the serial number and date of issuance of the Capital Contribution Certificate.

2.3	The Company shall prepare a register of members at the Company, which shall state the following:

(a)	the names and domiciles of the Shareholders;

(b)	the capital contribution made by each Shareholder; and

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	the serial numbers of the Capital Contribution Certificates held by each Shareholder.

2.4
Subject to the terms and conditions of this Agreement, each Original Shareholder shall make its contributions to the registered capital of the Company and make Shareholder Loans to the Company in accordance with the schedule set forth in Part 1 of Schedule 1. The management policies referred to in Part 2 of Schedule 1 shall be put in place in accordance with the requirements set out in Part 2 of Schedule 1 and shall take effect from the First Completion.

3.	FIRST COMPLETION CONDITIONS

3.1
The obligations of the Original Shareholders to proceed to First Completion shall be subject to the fulfilment of each of the following conditions, except as waived in writing by each of them on or before the First Long Stop Date:

(m)	the Company shall have been legally established in Huangpu District, Shanghai (or such other district as mutually agreed by the parties) and validly subsisting, and in particular:

(i)
the Company shall have received approvals from all competent Governmental Authorities, especially the competent Examination and Approval Authority, as required under PRC law for the establishment of the Company and the Articles, and both the Approval Letter and the Certificate of Approval received by the Company shall approve the Articles without modifications unacceptable to CS Hong Kong and/or Swire;

(ii)
the Company shall have received the First Business License issued by the competent SAIC as required under PRC law without modifications unacceptable to CS Hong Kong and/or Swire, and the Articles shall have been filed with the competent SAIC;

(iii)
the time-limit to fulfil all conditions precedent shall not have exceeded the prescribed time as required by PRC law in relation to capital contributions to the Company or the Company has obtained valid capital contribution deferment approval, and that the Company’s Certificate of Approval and First Business License have not expired or been revoked;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(n)
the persons listed in Schedule 2 shall have been duly appointed as the initial Directors of the Company, Timothy P. Boyle (or such other person as CS Hong Kong may nominate in writing) shall have been appointed as the Chairman and legal representative of the Company, [**] or such other person as Swire may nominate in writing shall have been duly appointed as the initial General Manager as contemplated by Clause 12.1, and all PRC legal procedures as required under PRC law (such as filings with the SAIC) relating to such appointments shall have been duly completed;

(o)	there having been no Material Adverse Effect;

(p)
CS Hong Kong and Swire being reasonably satisfied that the Company (after the Company has been duly formed and established under the laws of the PRC) has adopted a corporate policy and procedures in compliance with applicable provisions of the FCPA, PRC laws and regulations governing anti-bribery compliance (and equivalent laws and regulations promulgated in any other applicable jurisdictions if and to the extent applicable) to prevent violations by the Company of the FCPA, PRC anti-bribery laws and bribery practices, including customary monitoring and reporting procedures and preparation of a compliance program for the Company’s employees (“Anti-Corruption Policy”);

(q)	the Company Deed of Adherence having been duly executed and delivered by all the parties thereto;

(r)
Swire Shanghai having served notices to creditors and announced in the relevant newspapers in respect of the proposed transfer of Assets contemplated under the Transfer Agreement in accordance with Article 13 of the M&A Provisions for Foreign Investors (if applicable);

(s)
Swire shall have given an irrevocable power of attorney to CS Hong Kong in favour of CS Hong Kong to enable CS Hong Kong to do all such things necessary and execute all such documents required to give effect to Clause 7A.3;

(t)
CS Hong Kong shall have given an irrevocable power of attorney to Swire in favour of Swire to enable Swire to do all such things necessary and execute all such documents required to give effect to Clause 7A.3;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(u)	any other conditions precedent mutually agreed in writing by CS Hong Kong and Swire (if any).

3.2
The provisions of Clause 1 (Definitions and Interpretation), this Clause 3 (First Completion Conditions) and Clauses 4 (Period to First Completion), 28 (Confidential Information), 29 (Announcements), 31 (Costs), 32 (Warranties), 34 (Entire Agreement), 37 (Assignment), 38 (No Partnership or Agency), 39 (Variation), 40 (Waivers and Remedies), 41 (Invalidity), 44 (Notices), 46 (Indemnification), 47 (Governing Law and Dispute Resolution) shall not be subject to any condition whether under this Clause 3, Clause 6 or otherwise.

3.3
Swire shall use all reasonable endeavours (to the extent it is within its control and power to do so) to fulfil or procure the fulfilment of the First Completion Conditions set out in Clause 3.1(a), (b),(c), (d), (e), (f), (g) and to the extent applicable (i) as soon as possible and in any event on or before the First Long Stop Date.

3.4
CS Hong Kong shall use all reasonable endeavours (to the extent it is within its control and power to do so) to fulfil or procure the fulfilment of the First Completion Conditions set out in Clause 3.1(a), (b), (c), (d), (e), (h) and to the extent applicable (i) as soon as possible and in any event on or before the First Long Stop Date.

3.5
If an Original Shareholder becomes aware of any fact, matter or circumstance that will or may prevent or delay the fulfilment of any First Completion Condition, it shall give prompt written notice of that fact, matter or circumstance to the other Shareholder.

3.6
If the contents of the Approval Letter, the Certificate of Approval and/or the First Business License (hereinafter collectively referred to as the “Approval Documents”) specified in Clauses 3.1(a)(i) and 3.1(a)(ii) herein are modified materially as compared to the contents which the Original Shareholders have submitted for approval, both Original Shareholders shall consult in good faith and shall resolve the issues in the following manner:

(a)	to accept the aforesaid material modifications and waive the condition precedent in Clause 3.1(a) herein; or

(b)
to apply to the relevant Governmental Authorities to have such Approval Documents amended and re-issued in a form which remedies the material modification to the satisfaction of both Original Shareholders.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

In any event, if the aforesaid Approval Letter or the Certificate of Approval contains material modifications that cannot be accepted by either of the Original Shareholders and the Original Shareholders cannot reach any consensus as to the waiver of the relevant First Completion Condition, the Original Shareholders shall not apply to the SAIC for the First Business License before a consensus is reached.

3.7
If any First Completion Condition has not been fulfilled (or waived, if capable of being waived) on or before the First Long Stop Date (or such later date as the Original Shareholders may agree in writing), Swire and CS Hong Kong shall have the right to issue written notice to the other terminating this Agreement (other than the provisions referred to in Clause 3.2) immediately, whereupon the Original Shareholders shall apply for the cancellation of the First Business License (if issued) and the liquidation of the Company pursuant to Clause 30. In such case, if CSC does not want to liquidate the Company, CS Hong Kong shall immediately acquire from Swire and Swire shall immediately sell to CS Hong Kong all the Equity Interest held by Swire in the Company at a price equal to US$1.00 so long as no registered capital has been contributed by Swire, and provided always that if the non-fulfilment of any First Completion Condition has arisen directly or indirectly as a result of CS Hong Kong’s default, breach or non-observance of the provisions of this Agreement, then CS Hong Kong shall not have any right to acquire such Equity Interest from Swire (unless Swire otherwise agrees in writing) and the Original Shareholders shall instead procure the liquidation of the Company pursuant to Clause 30. If the non-fulfilment of any First Completion Condition has arisen directly or indirectly as a result of either Shareholder’s default, breach or non-observance of the provisions of this Agreement (in this Clause 3.7, the “defaulting Shareholder”), then the defaulting Shareholder shall indemnify the other Shareholder (in this Clause 3.7, the “non-defaulting Shareholder”) against any portion of the Initial Costs incurred or paid by the non-defaulting Shareholder (to the extent that such Initial Costs have not been reimbursed by the Company) and the non-defaulting Shareholder’s Applicable Percentage of such Initial Costs and Liquidation Costs incurred or paid by the Company. Under such circumstances, neither the non-defaulting Shareholder nor the Company shall have any right whatsoever to require the defaulting Shareholder to make any further contribution to the registered capital of the Company or otherwise to require other performance under this Agreement, except with respect to enforcing rights and remedies available to the non-defaulting Shareholder where the defaulting Shareholder is alleged to have committed a breach of such Agreement.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.	PERIOD TO FIRST COMPLETION
Each of the Original Shareholders undertakes to the other to procure that, save with the other's prior written consent or pursuant to this Agreement, the Company shall not at any time between its incorporation and First Completion:

(d)
increase or decrease its registered capital, grant any options, warrants or other rights to subscribe for or purchase or otherwise acquire any Equity Interests or allot or issue any securities which carry rights of conversion into, rights of exchange or subscription for or rights to purchase or otherwise acquire any Equity Interests; or

(e)	carry on any trade or business or engage in any activity of any sort or acquire any asset or incur any liability (whether actual or contingent); or

(f)	enter into any agreement, transaction, arrangement or commitment of any nature whatsoever.

5.	FIRST COMPLETION

5.1
First Completion shall take place at Mayer Brown JSM at 16th – 19th Floors, Prince’s Building, 10 Chater Road, Central, Hong Kong (or at such other place as the Original Shareholders may agree in writing) on the fifth Business Day following satisfaction or waiver of the First Completion Conditions (or on such other date as the Original Shareholders may agree in writing) (the “First Completion Date”).

5.2	At First Completion:

(m)	Contributions to registered capital of the Company shall be made by the Original Shareholders in the following proportions:

(i)	CS Hong Kong shall contribute US$[**] in cash to the registered capital of the Company, representing 60% of the Company’s registered capital;

(ii)	Swire shall contribute US$[**] in cash to the registered capital of the Company, representing 40% of the Company’s registered capital,

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

such capital contributions to be paid to the Company in immediately available cash funds by way of capital contribution and as consideration for issuance of their respective Equity Interests.

(n)
the Company shall update the register of members of the Company by entering CS Hong Kong’s name in the register of members of the Company as the holder of 60% Equity Interests representing 60% of paid-up registered capital of the Company and procure the issue to CS Hong Kong of a definitive Capital Contribution Certificate in respect thereof;

(o)
the Company shall update the register of members of the Company by entering Swire’s name in the register of members of the Company as the holder of 40% Equity Interests representing 40% of paid-up registered capital of the Company and procure the issue to Swire of a definitive Capital Contribution Certificate in respect thereof;

(p)	the Company, Swire Resources and Swire Shanghai (as appropriate) shall execute the Swire Services Agreements;

(q)	the Company and CSC shall execute the Columbia Services Agreement;

(r)	the Original Shareholders shall procure that resolutions of the Board in the Agreed Form are duly passed:

(i)	adopting the First Business Plan; and

(ii)
appointing the initial General Manager, Deputy General Manager and Chief Financial Officer as contemplated by Clause 12.1, and appointing such person(s) as CS Hong Kong and Swire may jointly nominate in writing as the Secretary.

(s)
the Original Shareholders shall deliver to each other a certified true copy of the board resolutions of the relevant member(s) of the CSC Group or the Swire Resources Group (as the case may be) regarding authorisation and approval of the relevant Transaction Documents to which a member of the CSC Group or the Swire Resources Group is a party and the transactions contemplated hereby and thereby.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.3	No party shall be obliged to take any action required of it under Clause 5.2 unless all other actions required of each other party under Clause 5.2 are taken simultaneously.

5.4
If for any reason any Original Shareholder has not complied with any requirement under Clause 5.2 (in this Clause 5.4, the “defaulting Shareholder”), and the other Original Shareholder has complied with the requirements under Clause 5.2 (in this Clause 5.4, the “non-defaulting Shareholder”), the non-defaulting Shareholder may (without prejudice to any right of indemnification or damages or other remedy to which it is entitled by law or pursuant to this Agreement) issue written notice to the defaulting Shareholder terminating this Agreement (other than the provisions referred to in Clause 3.2) immediately, whereupon the Original Shareholders shall apply for the cancellation of the First Business License and the liquidation of the Company pursuant to Clause 30. In such case, if CSC does not want to liquidate the Company, CS Hong Kong shall immediately acquire from Swire and Swire shall immediately sell to CS Hong Kong all the Equity Interest held by Swire in the Company (i) at a price equal to US$1.00 if no registered capital has been contributed by Swire or (ii) to the extent that Swire has contributed registered share capital pursuant to Clause 5.2, at a price equal to the amount of registered capital so contributed, provided always that if CS Hong Kong is the defaulting Shareholder, then CS Hong Kong shall not have any right to acquire such Equity Interest from Swire (unless Swire otherwise agrees in writing) and the Original Shareholders shall instead procure the liquidation of the Company pursuant to Clause 30. The defaulting Shareholder shall indemnify the non-defaulting Shareholder against any portion of the Initial Costs incurred or paid by the non-defaulting Shareholder (to the extent that such Initial Costs have not been reimbursed by the Company) and the non-defaulting Shareholder’s Applicable Percentage of such Initial Costs and Liquidation Costs incurred or paid by the Company. Under such circumstances, neither the non-defaulting Shareholder nor the Company shall have any right whatsoever to require the defaulting Shareholder to make any further contribution to the registered capital of the Company or otherwise to require other performance under this Agreement, except with respect to enforcing rights and remedies available to the non-defaulting Shareholder where the defaulting Shareholder is alleged to have committed a breach of such Agreement.

5A.	INJECTION OF SHAREHOLDER LOANS FOLLOWING THE FIRST COMPLETION

5A.1
Subject to First Completion and the due registration of such Shareholder Loans with the competent SAFE, on or prior to 1 October 2013, the Original Shareholders shall make Shareholder Loans of US$[**] to the Company in proportion to their respective Equity Interests as follows:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	CS Hong Kong shall make a Shareholder Loan of US$[**] in cash to the Company; and

(ii)	Swire shall make a Shareholder Loan of US$[**] in cash to the Company.

5A.2
If either of the Original Shareholders fails to make any or all of its Shareholder Loans to the Company in accordance with Clause 5A.1 (in this Clause 5A.2, the “defaulting Shareholder”) and the other Original Shareholder makes its Shareholder Loans to the Company in accordance with Clause 5A.1 (in this Clause 5A.2, the “non-defaulting Shareholder”), the Company shall cause any Shareholder Loans made pursuant to Clause 5A.1 to be repaid in full to the non-defaulting Shareholder as soon as practicable (unless the non-defaulting Shareholder agrees otherwise). The non-defaulting Shareholder may (without prejudice to any right of indemnification or damages or other remedy to which it is entitled by law or pursuant to this Agreement) issue written notice to the defaulting Shareholder terminating this Agreement (other than the provisions referred to in Clause 3.2) immediately, whereupon the Original Shareholders shall apply for the cancellation of the First Business License and the liquidation of the Company pursuant to Clause 30. In such case, if CSC does not want to liquidate the Company, CS Hong Kong shall immediately acquire from Swire and Swire shall immediately sell to CS Hong Kong all the Equity Interest held by Swire in the Company at a price equal to Swire’s Applicable Percentage of the Net Equity Value of the Company as at the date of issue of the written notice to the defaulting Shareholder terminating this Agreement, provided always that if CS Hong Kong is the defaulting Shareholder, then CS Hong Kong shall not have any right to acquire such Equity Interest from Swire (unless Swire otherwise agrees in writing) and the Original Shareholders shall instead procure the liquidation of the Company pursuant to Clause 30. The defaulting Shareholder shall indemnify the non-defaulting Shareholder against any portion of the Initial Costs incurred or paid by the non-defaulting Shareholder (to the extent that such Initial Costs have not been reimbursed by the Company) and the non-defaulting Shareholder’s Applicable Percentage of such Initial Costs and Liquidation Costs incurred or paid by the Company. Under such circumstances, neither the non-defaulting Shareholder nor the Company shall have any right whatsoever to require the defaulting Shareholder to make any further contribution to the registered capital of the Company or otherwise to require other performance under this Agreement, except with respect to enforcing rights and remedies available to the non-defaulting Shareholder where the defaulting Shareholder is alleged to have committed a breach of such Agreement.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.	REORGANIZATION & ASSET TRANSFER COMPLETION CONDITIONS

6.1
Provided that there is no material adverse disclosure against the warranties of Swire Shanghai set out in the article IV of the Transfer Agreement in the Agreed Form prior to the signing of the Transfer Agreement, all parties shall use reasonable endeavours to procure signing of (i) the Transfer Agreement by no later than 6 months following the First Business License Issuance Date and (ii) all other Asset Transfer Completion Transaction Documents on or prior to 31 December 2013. Subject to the Asset Transfer Completion taking place, all Asset Transfer Completion Transaction Documents shall take effect as of the Live Date, save and except that the transfer of the portion of Assets comprising inventory shall take effect as of the Asset Transfer Completion Date. Swire shall use its reasonable endeavours (to the extent it is within its control and power to do so) to procure:

(t)
Swire Shanghai to transfer to the Company all those fixed assets, inventory and other relevant assets comprised in the SRT Columbia Business as set out in schedule A to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld) (the “Assets”), such that the Company shall thereafter hold the full legal and beneficial title and interest to and in all such Assets free from all Encumbrances, pursuant to the terms and conditions of the Transfer Agreement;

(u)
(i) [**] comprised in the SRT Columbia Business as set out in part 1A of schedule B to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld) in a form that includes [**] listed in the part 1A of schedule B to the Transfer Agreement, (ii) the [**] as set out in part 1B of schedule B to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld) to provide [**] for the Company, and (iii) the relevant [**] with the Company in respect of the shop-in-shops comprised in the SRT Columbia Business as set out in part 2 of schedule B to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld) (the “Shop-in-Shops”) in a form that [**] set forth in part 2 of schedule B to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld);

(v)
the relevant [**] with the Company in respect of the [**] entered into by Swire Shanghai comprised in the SRT Columbia Business as set out in schedule C to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld) (the “Contracts”) in a form that [**] listed in schedule C to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld), provided however, that to the extent the parties determine that [**] for purpose of compliance with the requirement of PRC law, [**]; and

(w)
Swire Shanghai to [**] comprised in the SRT Columbia Business as set out in schedule D to the Transfer Agreement (classified as “Key Employees”, “Shop Staff” or “Office Staff” depending on their function in the SRT Columbia Business) as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld (the “Employees”) [**] (as defined below) with the Company in a form consistent with that set forth in [**]

6.1A
Subject to Asset Transfer Completion taking place, [**] [**] with the Company in respect of certain Leased Properties or Shop-in-Shops prior to the Live Date as contemplated under Clause 6.1(b), the parties agree that [**] of each existing lease or shop-in-shops contract or [**] relevant landlord or contracting counter-party [**] or [**] in respect of the relevant Leased Properties or Shop-in-Shops (whichever is earlier) [**] as follows:

(a)	Swire Shanghai shall [**], and

(b)	the Company shall [**].

6.1B
Subject to Asset Transfer Completion taking place, if certain contracting counter-parties [**] with the Company in respect of certain Contracts as contemplated under Clause 6.1(c), Swire Shanghai shall [**].

6.1C	In connection with the arrangements contemplated under Clause 6.1(d), it is agreed that:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	Offer by the Company
The Employees shall be offered employment with the Company with effect from the Live Date [**] (and [**] required by applicable law) and which shall [**] set out in the mutually agreed Business Plan, to take effect on the Live Date, as set out in the New Employment Agreements.

(b)	Notification to Employees
Not less than 30 days before the Asset Transfer Completion Date (or such longer period as may be required by law or under the relevant contracts of employment):

(i)	the Company shall have [**] on the terms of the New Employment Agreements; and

(ii)	Swire Shanghai shall have [**] a notice of termination of his/her employment with Swire Shanghai.

(c)	Co-operation
Swire shall procure Swire Shanghai to use its reasonable endeavours to co-operate with the Company in endeavouring to [**], provided that CS Hong Kong shall use its reasonable endeavours to procure the Company to co-operate with Swire Shanghai in endeavouring to [**].

(d)	Employee Costs
With effect from the Live Date, Swire shall procure Swire Shanghai to pay each Employee who has executed the New Employment Agreement all outstanding wages, social security insurance, housing fund or other benefits required by PRC law, [**]. The Company will [**]. Swire shall procure that Swire Shanghai shall [**] with Swire Shanghai. For the avoidance of doubt, the Company shall be responsible for all severance and long service payments payable to each Employee who remains employed by the Company beyond [**].

(e)	Employees not joining the Company

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Notwithstanding the foregoing provisions of this Clause 6.1C, subject to Clause 27.1, to the extent that [**], Swire Shanghai may [**]. To the extent that any of the [**] with the Company, Swire Shanghai shall [**] (or any other period as may be agreed among the Company, Swire Shanghai and [**]).

(f)
Swire shall procure Swire Shanghai to use its reasonable endeavours to co-operate with the Company in endeavouring to [**], provided that CS Hong Kong shall use its reasonable endeavours to procure the Company to co-operate with Swire Shanghai in endeavouring to [**]. Swire shall procure Swire Shanghai to use its reasonable endeavours (to the extent it is within its control and power to do so) to procure the relevant [**] with the Company in respect of the Contracts (only those relevant to [**] in a form that includes [**] listed in items 7 to 9 of schedule C to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld). With effect from the Live Date, [**] shall procure [**] to pay [**] prior to Live Date all outstanding wages, social security insurance, housing fund or other benefits required by PRC law, but excluding [**] by the Company when he/she [**]. The Company will [**] of each of such [**] with the Seller in any [**]. Swire shall procure Swire Shanghai to indemnify the Company against any [**] by the Company during the period of [**] to the extent that such [**] to the Seller from the relevant [**]. For the avoidance of doubt, the Company shall be responsible for [**] beyond the period of [**] from the Live Date.

6.1D
As soon as practicable following the Asset Transfer Completion Date, Swire shall, if it has not already done so, use its reasonable endeavours to (i) assist the Company in seeking approval from MOFCOM for the Standalone Retail Stores, (ii) assist the Company in seeking new business licenses from the relevant Governmental Authority (“New Standalone Retail Store Business Licenses”) for the Company’s standalone retail stores specifying the same registered addresses as were previously used by such stores as part of the SRT Columbia Business (“Standalone Retail Stores”), a list of which is set out in schedule E to the Transfer Agreement (as may be subsequently updated prior to the Asset Transfer Completion Date and subject however, to the agreement of the same by CS Hong Kong which shall not be unreasonably withheld), and (iii) within 60 days after the termination or expiration of the existing lease agreements in respect of the Standalone Retail Stores, procure that Swire Shanghai will apply for deregistration of all existing branch business licenses for the Standalone Retail Stores to enable issuance of the New Standalone Retail Store Business Licenses in favour of the Company.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

6.1E
With effect from the Live Date, for so long as the Company has not yet been granted the New Standalone Retail Store Business Licenses in respect of the Standalone Retail Stores as contemplated under Clause 6.1D, Swire Shanghai shall, prior to the termination or expiration of the existing lease agreements in respect of the Standalone Retail Stores, continue to hold the existing business license in respect of the relevant Standalone Retail Stores and such Standalone Retail Stores shall be operated at the direction, for the benefit and at the risk of the Company and the Company shall bear all profits or losses (as the case may be) and all liabilities, costs, expenses and related taxes (including turnover taxes and local levies) arising from and in relation to such Standalone Retail Stores for the period from Live Date and shall indemnify Swire Shanghai accordingly. For the avoidance of doubt, the Company shall not bear any liabilities of such Standalone Retail Stores for the period from Live Date if such liabilities arise from or are caused by the default of Swire Shanghai, such as Swire Shanghai’s failure to comply with the applicable laws of the PRC.

6.1F
Subject to MOFCOM’s approval, the Company shall, in advance of the Asset Transfer Completion Date, pay 60% of the estimated consideration for the Assets or any amount not lower than that stipulated by the applicable laws and regulations of the PRC (“Advance Payment”) to Swire Shanghai on the last Business Day falling within a period of 6 months after the First Business License Issuance Date in accordance with the terms of the Transfer Agreement and the M&A Provisions for Foreign Investors.

6.2	In connection with the Reorganization, Swire shall use its reasonable endeavours to procure Swire Shanghai or each of the relevant parties to enter into the following agreements with the Company:

(a)	the Transfer Agreement;

(b)	new lease agreements (the “New Lease Agreements”) in relation to the Leased Properties and new contracts (the “New Shop-in-Shops Contracts”) in relation to the Shop-in-Shops;

(c)	the new contracts (the “New Contracts”) in relation to the Contracts; and

(d)	the employment agreements (the “New Employment Agreements”) between the Company as employer and each of the Employees as employee.

6.3	The obligations of the Original Shareholders and the Company to proceed to Asset Transfer Completion and consummate the transactions contemplated hereunder shall be subject to

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the fulfilment of each of the following conditions, except as waived in writing by each of them on or before the Asset Transfer Completion Date:

(c)	the Transfer Agreement having been entered into by Swire Shanghai;

(d)
in the sole discretion of CS Hong Kong, either (i) the [**], [**] as of the date of the Transfer Agreement and [**] as of the date of the Transfer Agreement or (ii) if any of the foregoing threshold in this Clause 6.3(b) is not met and CS Hong Kong in its sole discretion chooses to waive such condition, Swire undertakes to bear the [**] (as the case may be) to make up the shortfall in the threshold stipulated in the foregoing; and [**] of the [**] as of the date of this Agreement having been [**] the Company;

(e)
(i) the [**] in respect of not less than [**] as of the date of the Transfer Agreement having been entered into by the [**] in a form that includes terms consistent with the key terms of the agreements listed in [**] and (ii) the [**] having been entered into with or assigned by the [**] to provide [**] for the Company;

(f)	the [**] in respect of [**] as of the date of the Transfer Agreement having been entered into by the relevant contracting counter-parties;

(g)	the [**] in respect of [**] as of the date of the Transfer Agreement having been entered into by the relevant contracting counter-parties;

(h)	there having been no Material Adverse Effect;

(i)
with respect to the Applicable Anticorruption Laws, there is no evidence or allegation of non-compliance that either CS Hong Kong or Swire reasonably determines gives rise to a material financial liability or provides a valid ground for governmental enforcement action against the Company, CSC, CS Hong Kong or Swire;

(j)	MOFCOM approval having being obtained and SAIC registration having been completed in respect of the extension of the Company’s business scope to include retail;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(k)	establishment of the Company’s branch offices at the same addresses in Guangzhou and Beijing as Swire Shanghai’s current branch offices in Guangzhou and Beijing having been completed;

(l)	the Company having been registered as a general VAT taxpayer with the competent tax authorities;

(m)	no material breach of and no material adverse disclosure against the SRT Warranties having occurred on or prior to the Asset Transfer Completion Date;

(n)	MOFCOM approval having been obtained in respect of [**] the Standalone Retail Stores where [**] referred to in Clause 6.3(c)(i) (i.e. [**] set out in 6.3(c)(i)); and

(o)	any other conditions precedent mutually agreed in writing by CS Hong Kong and Swire (if any).

6.4
Swire shall use all reasonable endeavours (to the extent it is within its control and power to do so) to fulfil or procure the fulfilment of the Asset Transfer Completion Conditions set out in Clause 6.3(a), (b), (c), (d), (e), (f), (g), (h), (i), (j), (k), (l) and, to the extent applicable, (m) as soon as possible and in any event on or before the Asset Transfer Completion Date.

6.5
CS Hong Kong shall use all reasonable endeavours (to the extent it is within its control and power to do so) to fulfil or procure the fulfilment of the Asset Transfer Completion Conditions set out in Clause 6.3(f), (g), (h), (i), (j), (l) and, to the extent applicable, (m) as soon as possible and in any event on or before the Asset Transfer Completion Date.

6.6
If an Original Shareholder becomes aware of any fact, matter or circumstance that will or may prevent or delay the fulfilment of any Asset Transfer Completion Condition, it shall give prompt written notice of that fact, matter or circumstance to the other Shareholder.

6.7
If any Asset Transfer Completion Condition has not been fulfilled (or waived, if capable of being waived) on or before the Asset Transfer Completion Date, the Shareholders shall negotiate in good faith with a view to agreeing an alternative approach to the Business and/or an alternative use for the Company that would avoid the need for any of the Shareholders to exercise its rights under Clause 6.8.

6.8	If no legally binding agreement has been reached under Clause 6.7 by 7 January 2014 (or such other date as the parties may agree in writing), the following provisions shall apply:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)
CS Hong Kong may elect to purchase from Swire all of the Equity Interest held by Swire in the Company at a price equal to Swire’s Applicable Percentage of the Net Equity Value of the Company plus the amount representing any outstanding Shareholder Loans owing to Swire (to the extent that the same has not been repaid to Swire and provided that Swire Shanghai has refunded or will simultaneously refund the Advance Payment (net of any non-refundable transactional costs including local levies and related charges already paid by Swire Shanghai) to the Company pursuant to the Transfer Agreement) with the result that the Company will be wholly-owned by CS Hong Kong after such transfer and, where applicable, the outstanding Shareholder Loans originally owing to Swire will be duly registered under the name of CS Hong Kong with the competent SAFE after such assignment; provided always that if the non-fulfilment of any Asset Transfer Completion Condition has arisen directly or indirectly as a result of CS Hong Kong’s default, breach or non-observance of the provisions of this Agreement, then CS Hong Kong shall not have any right to acquire such Equity Interest from Swire (unless Swire otherwise agrees in writing) and the Original Shareholders shall instead procure the liquidation of the Company pursuant to Clause 30. The Company shall procure (i) the approval of the relevant MOFCOM of the purchase of the Equity Interest referred to in this Clause 6.8(a) and (ii) where applicable, the registration with the competent SAFE the assignment of the outstanding Shareholder Loans owing to Swire from Swire to CS Hong Kong;

(b)
if the non-fulfilment of any Asset Transfer Completion Condition has arisen directly or indirectly as a result of either Shareholder’s default, breach or non-observance of the provisions of this Agreement (in this Clause 6.8, the “defaulting Shareholder”), then the defaulting Shareholder shall indemnify the other Shareholder (in this Clause 6.8, the “non-defaulting Shareholder”) against any portion of the Initial Costs incurred or paid by the non-defaulting Shareholder (to the extent that such Initial Costs have not been reimbursed by the Company) and the non-defaulting Shareholder’s Applicable Percentage of such Initial Costs and Liquidation Costs incurred or paid by the Company;

(c)
in the event of the purchase of Swire’s Equity Interest or the liquidation of the Company (as the case may be) pursuant to Clause 6.8(a), neither the non-defaulting Shareholder nor the Company shall have any right whatsoever to require the defaulting Shareholder to make any further contribution to the registered capital of the Company or otherwise to require other performance under this Agreement, and any requirement for performance of this Agreement shall be only with respect to

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

enforcing rights and remedies available to the non-defaulting Shareholder where the defaulting Shareholder is alleged to have committed a breach of such Agreement;

(d)
CS Hong Kong acknowledges, agrees and undertakes that Swire Shanghai will be allowed to continue to run the SRT Columbia Business under the Old Columbia Distribution Agreements [**], which will continue in full force and effect in accordance with their terms and Swire shall procure that Swire Shanghai shall so perform. In this regard, the parties shall procure that, prior to the purchase of Swire’s Equity Interest or the liquidation of the Company (as the case may be) pursuant to Clause 6.8(a) and to the extent permitted by PRC law and, if necessary, agreed by the relevant contracting parties such as the relevant landlords of the relevant Leased Properties, all inventory owned by or in the possession of the Company will be transferred to Swire Shanghai [**] and all assets, contracts, properties and employees comprised in the SRT Columbia Business will be transferred or assigned to or otherwise remain with or used by Swire Shanghai.

7.	ASSET TRANSFER COMPLETION

7.1
Asset Transfer Completion shall take place at K&L Gates LLP Shanghai Office at Suite 3708, Park Place, 1601 Nanjing Road West, Shanghai, PRC (or at such other place as the Original Shareholders may agree in writing) on the Asset Transfer Completion Date provided always that each of the Asset Transfer Completion Conditions has been fulfilled or waived.

7.2	At Asset Transfer Completion, if the named entities below have not already done so:

(p)	the Company shall and CS Hong Kong shall procure that Columbia Sportswear International Sàrl shall execute the New Columbia Distribution Agreement ;

(q)	CSC shall procure that Columbia Sportswear International Sàrl shall and Swire shall procure Swire Shanghai shall execute the Termination Agreement;

(r)	CSC shall procure that Columbia Sportswear International Sàrl shall and Swire Resources shall execute the Extension Agreement;

(s)	the Company shall and CSC shall procure that Columbia Sportswear International Sàrl and Columbia Sportswear China Holdings Limited shall execute the License Agreement;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(t)	the Company and CSC shall execute the Columbia Buying Support Services Agreement;

(u)	the Company and Swire Resources or Swire Shanghai (as appropriate) shall execute the Swire Buying Support Services Agreement;

(v)	Swire Shanghai shall have validly terminated all employment relationships with all the Employees who accepts the offer of the Company, made evidence available to CS Hong Kong of having done the same.

7.3	No party shall be obliged to take any action required of it under Clause 7.2 unless all other actions required of each other party under Clause 7.2 are taken simultaneously.

7.4
If for any reason any party has not complied with any of its obligations under Clause 7.2 (in this Clause 7.4, each a “defaulting party”) and the other parties have complied with their obligations under Clause 7.2 (in this Clause 7.4, each a “non-defaulting party”), a non-defaulting party may (without prejudice to any right of indemnification or damages or other remedy to which it is entitled by law or pursuant to this Agreement):

(a)	postpone Asset Transfer Completion to another Business Day;

(b)
if practicable, continue with Asset Transfer Completion, provided that in doing so the non-defaulting party’s or parties’ right to claim against the defaulting party or parties for failing to fulfil its or their obligations pursuant to this Agreement should not be prejudiced;

(c)
announce termination of this Agreement without any liability in which case the parties shall immediately apply for deregistration of the Company’s Business License and liquidation of the Company pursuant to Clause 30, and the defaulting Shareholder shall indemnify the non-defaulting Shareholder against any portion of the Initial Costs incurred or paid by the non-defaulting Shareholder (to the extent that such Initial Costs have not been reimbursed by the Company) and the non-defaulting Shareholder’s Applicable Percentage of such Initial Costs and Liquidation Costs incurred or paid by the Company; or

(d)
if CS Hong Kong is the non-defaulting party, it may acquire from Swire all the Equity Interest held by Swire in the Company at a price equal to Swire’s Applicable Percentage of the Net Equity Value of the Company, plus the amount representing

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any outstanding Shareholder Loans owing to Swire (to the extent that the same has not been repaid to Swire and provided that Swire Shanghai has refunded or will simultaneously refund the Advance Payment (net of any non-refundable transactional costs including local levies and related charges already paid by Swire Shanghai) to the Company pursuant to the Transfer Agreement) with the result that the Company will be wholly-owned by CS Hong Kong after such transfer and, where applicable, the outstanding Shareholder Loans originally owing to Swire will be duly registered under the name of CS Hong Kong with the competent SAFE after such assignment; provided always that if CS Hong Kong is the defaulting party, then CS Hong Kong shall not have any right to acquire such Equity Interest from Swire (unless Swire otherwise agrees in writing). Under such circumstances, neither the defaulting party nor the Company shall have any right whatsoever to require the non-defaulting party to make any further contribution to the registered capital of the Company or otherwise to require other performance under this Agreement, and any requirement for performance of this Agreement shall be only with respect to enforcing rights and remedies available to the non-defaulting party where the defaulting party is alleged to have committed a breach of such Agreement. The Company shall procure (i) the approval of the relevant MOFCOM of the purchase of the Equity Interest referred to in this Clause 7.4(d) and (ii) where applicable, the registration with the competent SAFE the assignment of the outstanding Shareholder Loans owing to Swire from Swire to CS Hong Kong.

7.5
If Asset Transfer Completion fails to take place, CS Hong Kong acknowledges, agrees and undertakes that Swire Shanghai will be allowed to continue to run the SRT Columbia Business under the Old Columbia Distribution Agreements [**], which will continue in full force and effect in accordance with their terms and Swire shall procure that Swire Shanghai shall so perform. In this regard, the parties shall procure that, prior to the liquidation of the Company pursuant to Clause 7.4(c) or the purchase of Swire’s Equity Interest pursuant to Clause 7.4(d) (as the case may be) and to the extent permitted by PRC law and, if necessary, agreed by the relevant contracting parties such as the relevant landlords of the relevant Leased Properties, all inventory owned by or in the possession of the Company will be transferred to Swire Shanghai and all assets, contracts, properties and employees comprised in the SRT Columbia Business will be transferred or assigned to or otherwise remain with or used by Swire Shanghai.

7A.    POST-LIVE DATE EVENTS
7A.1    Following Asset Transfer Completion and after the Live Date, the following actions shall be taken as soon as practicable:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	The Shareholders will cause the Articles to be amended to increase the registered capital of the Company to US$[**] and the total investment of the Company to US$[**];

(b)	The Shareholders will each make further registered capital of the Company in the following proportions (each being a “Second Capital Contribution Amount”):

(i)	CS Hong Kong shall contribute US$[**] in cash to the registered capital of the Company, such that its enlarged shareholding still represents 60% of the Company’s registered capital; and

(ii)	Swire shall contribute US$[**] in cash to the registered capital of the Company, such that its enlarged shareholding still represents 40% of the Company’s registered capital, which Second Capital Contribution Amount must be paid in full (and not in part only) and be paid in immediately available cash funds by way of capital contribution and as consideration for issuance of the relevant Equity Interests;

(c)
Subject to the contributions referred to in Clause 7A.1(b) taking place, the Company shall update the register of members of the Company by entering CS Hong Kong’s name in the register of members of the Company as the holder of 60% Equity Interests being 60% of the enlarged paid-up registered capital of the Company and procure the issue to CS Hong Kong of a definitive Capital Contribution Certificate in respect thereof;

(d)
Subject to the contributions referred to in Clause 7A.1(b) taking place, the Company shall update the register of members of the Company by entering Swire’s name in the register of members of the Company as the holder of 40% Equity Interests being 40% of the enlarged paid-up registered capital of the Company and procure the issue to Swire of a definitive Capital Contribution Certificate in respect thereof;

(e)
The Company shall obtain (i) a certificate of approval from MOFCOM on the change in registered capital and total investment levels referred to in Clauses 7A.1(a) to (d) and (ii) an amended business license from SAIC reflecting the newly increased registered capital and paid-up capital levels;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(f)
Following amendment of the Company’s business license as referred to in Clause 7A.1(e), and by no later than 31 March 2014, further Shareholder Loans of US$[**] to the Company shall be registered by the Shareholders with SAFE and following completion of such registration, shall be advanced by each of the Shareholders on or before 1 May 2014 in the following proportions (each being a “Second Shareholder Loan Amount”):

(i)	CS Hong Kong shall make a Shareholder Loan of US$[**] in cash to the Company; and

(ii)	Swire shall make a Shareholder Loan of US$[**] in cash to the Company, which Second Shareholder Loan Amount must be paid in full (and not in part only) and in immediately available cash funds.

7A.2
For the avoidance of doubt, upon making all capital contributions and Shareholder Loans to the Company in accordance with Clauses 5.2, 5A.1 and 7A.1, CS Hong Kong and Swire will hold Equity Interests in the Company and Shareholder Loans in the following proportions and amounts:

Name of Shareholder	Equity Percentage (%) Interest in Company	Registered Capital in Company (US$)	Shareholder Loans owing by the Company (US$)
CS Hong Kong	60%	[**]	[**]
Swire	40%	[**]	[**]
Total:	100%	[**]	[**]

7A.3
(a)    If one of the Shareholders fails to contribute its Second Capital Contribution Amount on or before [**] (in this Clause 7A.3 the “defaulting Shareholder”) and the other Shareholder has contributed its Second Capital Contribution Amount on or before such date (in this Clause 7A.3 the “non-defaulting Shareholder”), the non-defaulting Shareholder shall have the right (but not the obligation), to elect to contribute to the Company in cash the relevant Second Capital Contribution Amount which the defaulting Shareholder has failed to contribute (a “Shortfall Capital Contribution”). If the non-defaulting Shareholder elects to contribute the Shortfall Capital Contribution, it shall notify the defaulting Shareholder in writing by no later than 10 days after [**]. If the defaulting Shareholder fails to contribute its Second

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Capital Contribution Amount within 5 days after it receives the notice from the non-defaulting Shareholder, the non-defaulting Shareholder may contribute the Shortfall Capital Contribution by no later than the date falling within 10 Business Days after the later of (i) the Company having received the relevant MOFCOM’s approval for the non-defaulting Shareholder’s contribution of the relevant Shortfall Capital Contribution and the relevant change in shareholding percentages or (ii) the completion of the competent SAFE's registration in respect of payment of the relevant Shortfall Capital Contribution (if such registration is required).
(b)    Upon the contribution by the non-defaulting Shareholder of the Shortfall Capital Contribution, the Shareholders shall procure the Company to update the register of members of the Company to reflect the adjusted Equity Interests of the respective Shareholders based on the enlarged registered capital of US$[**] and procure the issue to the non-defaulting Shareholder of a definitive Capital Contribution Certificate in respect of its total additional contribution of US$[**] to the registered capital of the Company.
(c)    Where Swire is the non-defaulting Shareholder and Swire elects to make a Shortfall Capital Contribution, then with effect from the date upon which the non-defaulting Shareholder makes its Shortfall Capital Contribution, the following provisions shall apply:

(i)	Notwithstanding Clause 10.2, Swire shall be entitled to [**] additional [**] such that the Board shall consist of [**] Directors nominated by Swire and [**] Directors nominated by CS Hong Kong;

(ii)	Notwithstanding Clause 10.6, Swire shall be entitled to [**];

(iii)	Notwithstanding [**], Swire shall be entitled to [**], and CS Hong Kong shall be entitled to [**];

(iv)
Notwithstanding Clause 13.1, the Company shall, in carrying on the Business, adopt and comply with policies that are consistent with the compliance policies of Swire Pacific Limited and all applicable laws, rules and regulations;

(v)	Notwithstanding Clause 17.2(a) and paragraph 12 of Part A of Schedule 4, such firm of auditors nominated by Swire shall be appointed as the auditors

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of the Company, which shall be capable of performing auditing work meeting the standards of both PRC GAAP and Hong Kong GAAP;

(vi)
Notwithstanding Clause 17.3, the Company will be a majority owned subsidiary of Swire Pacific Limited, a company listed on the Main Board of the Stock Exchange of Hong Kong Limited, and as such will be required to comply with the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited and such requirements and rules imposed on Swire Pacific Limited;

(vii)	Notwithstanding Clause 9, the issues listed in paragraph 5 of Section I of Part B of Schedule 4 shall no longer be considered Reserved Matters;
and the relevant provisions of this Agreement shall be deemed amended and shall be construed accordingly.
(d)    Where CS Hong Kong is the non-defaulting Shareholder and CS Hong Kong elects to make a Shortfall Capital Contribution, then with effect from the date upon which the non-defaulting Shareholder makes its Shortfall Capital Contribution, (i) CS Hong Kong shall be entitled to [**] such that the Board shall consist of [**] Directors nominated by CS Hong Kong and [**] Director nominated by Swire and the provisions of Clause 10.2 shall be deemed to be amended and shall be construed accordingly; and (ii) the issues listed in paragraph 5 of Section I of Part B of Schedule 4 shall no longer be considered Reserved Matters.
(e)    The Shareholders shall do all acts, matters and things necessary and execute all such documents required to give effect to the provisions of this Clause 7A.3 including without limitation to procure the Articles be amended to reflect the change of the Board composition referred to in Clauses 7A.3(c)(i) and 7A.3(d), and without prejudice to the foregoing, and as security for each Shareholder’s obligations pursuant to this Clause 7A.3, each Shareholder irrevocably appoints the other Shareholder as its attorney to do all such things necessary and execute all such documents required to give effect to this Clause 7A.3.

7A.4
If a Shareholder fails to contribute its Second Shareholder Loan Amount on or before [**] (in this Clause 7A.4, the “defaulting Shareholder”) and the other Shareholder has contributed its Second Shareholder Loan Amount on or before such date (in this Clause 7A.4, the “non-defaulting Shareholder”), the non-defaulting Shareholder shall have the right (but not the

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

obligation), to elect to contribute to the Company on behalf of the defaulting Shareholder in cash the relevant Second Shareholder Loan Amount which the defaulting Shareholder has failed to contribute provided that such election and contribution is made by the non-defaulting Shareholder by no later than the date falling within 10 Business Days after the Company receives the competent SAFE’s registration in respect of the non-defaulting Shareholder’s agreement to contribute to the Company the relevant Second Shareholder Loan Amount which the defaulting Shareholder has failed to contribute; notwithstanding such amount being a Shareholder Loan, it shall be deemed as a loan made by the non-defaulting Shareholder to the defaulting Shareholder, and interest shall accrue on the principal amount at an annual interest rate equal to [**] as then in effect, the Company shall be obligated to repay principal [**], which obligation shall, if not earlier satisfied, to the extent permitted by PRC law, be deducted against [**].

8.	THE COMPANY'S BUSINESS AND ITS MANAGEMENT

8.1
Subject to Clause 8.2, the business scope of the Company shall be as more specifically described in the Company’s Articles as approved by and registered with the relevant Governmental Authorities and listed on the Business License then in force.

8.2
The business of the Company shall be the wholesale sales, distribution and retail sale of Columbia Branded Products in the PRC. The parties acknowledge that the business relating to the brands ‘Sorel’ and ‘Montrail’ (which form part of the Columbia Brands) [**] Plan but that the Company shall have a right of first refusal to carry out such business in the PRC [**]. CSC shall [**] in relation to the wholesale sales, distribution and retail sale by the Company of the ‘Sorel’ and/or ‘Montrail’ branded products in the PRC [**]. Swire, [**], [**] for either the Sorel brand or the Montrail brand, or both brands, will [**]. If the [**] either or both brands is [**] will be updated accordingly. To the extent that Swire, [**] for either or both of the Sorel brand or the Montrail brand, then [**].

8.3	The Company shall not carry on any trade, business or activity other than the Business without unanimous approval of the Original Shareholders.

8.4
The operation scale of the Company shall be established by the Board in accordance with the provisions of this Agreement, and taking into account actual market conditions, expected sales volumes, the employees' ability to absorb new technology and any other factors considered important by the Board. In accordance with the requirements of this Agreement, such operation scale may from time to time be expanded or reduced by the Board in light of market and other relevant conditions.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.5
A general meeting of the Company shall consist of all the Shareholders of the Company, shall be the highest authority of the Company and, subject always to Clause 9, shall exercise its functions and powers in accordance with the relevant provisions of the Company Law, including:

(a)	Determining the Company’s operational guidelines and investment plans;

(b)	Electing and changing the Directors and Supervisors and deciding the matters relating to their salaries and compensations;

(c)	Deliberating and approving reports of the Board;

(d)	Deliberating and approving reports of the Supervisors;

(e)	Deliberating and approving annual financial budget plans and final account plans of the Company;

(f)	Deliberating and approving company profit distribution plans and loss recovery plans;

(g)	Making resolutions about the increase or reduction of the Company’s registered capital;

(h)	Making resolutions about the issuance of corporate bonds;

(i)	Adopting resolutions about the merger, split-up, change of company form, dissolution, liquidation of the Company;

(j)	Revising the Articles;

(k)	Changing the auditors of the Company;

(l)	Making decisions in respect of any Reserved Matter specified in Part A of Schedule 4, which shall be subject to unanimous approval by the Shareholders in accordance with Clause 9; and

(m)	Other functions as specified by the general meeting from time to time.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8.6
An annual general meeting shall be convened each year. An interim general meeting may be convened in accordance with the procedures set forth in the relevant provisions of the Company Law and the Articles. Unless otherwise provided in this Agreement, all other matters relating to the procedures for convening a general meeting such as notice requirements, the quorum, voting requirements, etc. shall be handled in accordance with the relevant provisions of the Company Law and the Articles.

8.7
In lieu of any meeting of the Shareholders, a written resolution may be adopted by the Shareholders if such resolution is sent to all Shareholders and is affirmatively signed and adopted by the Shareholders who have sufficient voting right to adopt such resolution at a duly convened meeting of the Shareholders, provided that all Reserved Matters shall be subject to unanimous approval by the Shareholders in accordance with Clause 9. Such resolution may be executed in separate counterparts (each of which may be transmitted by facsimile) each of which shall be an original and all of which taken together shall constitute one and the same resolution. If a non-counterpart original resolution signed by all approving Shareholders is required for submission to any Governmental Authority of the PRC, the Secretary shall be responsible for arranging the signature of the same, and all approving Shareholders shall provide full and timely co-operation in the signature thereof. All minutes of general meetings and all Shareholders’ resolutions shall be prepared in Chinese (with English version of the same for the Shareholders’ reference).

8.8
Adoption of resolutions relating to matters other than Reserved Matters at general meetings shall require the affirmative vote of a simple majority of the Shareholders present in person, by proxy or by telecommunications at a duly convened general meeting or through a written resolution in accordance with this Agreement.

8.9
Subject to Clause 8.11, the Board shall be responsible for the management of the Business in accordance with the Business Plan in force from time to time and, for this purpose, the Board may exercise all the powers of the Company.

8.10	The powers and duties of the Board shall be as set forth in the relevant provisions of the Company Law, including:

(a)	Convening general meetings and presenting reports thereto;

(b)	Implementing the resolutions made at general meetings;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	Determining the Company’s Business Plan which is subject to the approval by the Shareholders in accordance with Clause 14 and investment plan;

(d)	Working out the Company’s annual financial budget plans and final account plans;

(e)	Working out the Company’s profit distribution plans and loss recovery plans;

(f)	Working out the Company’s plans on the increase or reduction of registered capital, as well as on the issuance of corporate bonds;

(g)	Working out the Company’s plans on merger, split-up, change of the company form, or dissolution, etc.;

(h)	Making decisions on the establishment of the Company’s internal management departments;

(i)
Making decisions on hiring or dismissing the Company’s manager and his salary and compensation, and, according to the nomination of the manager, deciding on the hiring or dismissal of vice manager(s) and the persons in charge of finance as well as their salaries and compensations;

(j)	Working out the Company’s basic management system (including devising the management policies set out in Part 2 of Schedule 1);

(k)	Making decisions in respect of any Reserved Matter specified in Part B of Schedule 4; and

(l)	Other functions as authorized by the general meeting.

8.11	The Board shall not take any action or decision in respect of any Reserved Matter without the unanimous prior approval of the Shareholders in accordance with Clause 9.1.

8.12
Each Shareholder shall exercise its voting right and shall take all other necessary or desirable actions within such Shareholder’s control, and the Company shall take all necessary and desirable actions within its control, such that:

(a)	The authorized number of Supervisors shall be established at two persons and that the following persons shall be elected as the supervisors (the “Supervisor”):

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)	One person designated by CS Hong Kong which shall initially be CSC’s corporate controller; and

(ii)	One person designated by Swire which shall initially be Swire Resources’ financial controller (or such other person as Swire may nominate in writing).

(b)	The Directors and senior management of the Company shall not concurrently serve as Supervisors.

8.13	Each supervisor shall be appointed for a term of three (3) years and may serve consecutive terms if re-designated or re-elected pursuant to Clause 8.12 above.

8.14
The Supervisors shall serve in their positions without remuneration. However, the Company shall reimburse each Supervisor for the reasonable out-of-pocket expenses incurred by such Supervisor in performing his/her duties.

8.15	Unless otherwise provided in this Agreement, the powers and duties of the Supervisors shall be as set forth in the relevant provisions of the Company Law, including:

(a)	Checking the financial affairs of the Company;

(b)
Supervising the fulfilment of the obligations of the Directors and Management personnel, putting forward proposals on the removal of any Director or Management personnel who violates any law, administrative regulation, this Agreement or any resolution of the general meeting;

(c)	Demanding any Director or Management personnel to make corrections if his act has injured the interests of the Company;

(d)
Proposing to call interim general meetings, calling and presiding over general meetings when the Board does not exercise the function of calling and presiding over general meetings as prescribed in accordance with PRC law;

(e)	Putting forward proposals at general meetings;

(f)	Initiating actions against Directors or Management personnel according to PRC law; and

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g)	Other duties as authorized by the general meeting.

8.16	The Company shall adopt a management system under which the management of the Company shall report to and work under the supervision and direction of the Board.

8.17
The Management personnel of the Company shall consist of one General Manager, one Deputy General Manager and one Chief Financial Officer and such other positions as the Board may from time to time consider reasonable and necessary taking into account the matters agreed by all Shareholders in the Business Plan and the other restrictions set out in this Agreement.

8.18
The General Manager shall be responsible for all of the day-to-day operations and management of the Company in accordance with the Business Plan other than those matters expressly reserved for decision and action by the Board as set out in this Agreement. He shall be responsible to the Board and shall carry out all matters under the authority granted to him by the Board. Subject to the supervision and direction of the Board, the General Manager shall have (i) the authority to hire and dismiss all employees of the Company other than the other Management personnel, the Secretary and the department managers (for the avoidance of doubt, the Board shall have the authority to hire and dismiss the department managers) and (ii) the power to use funds jointly with the Chief Financial Officer, within the budgetary parameters approved by the Board and relevant policies of the Company. The Deputy General Manager and such department managers shall report to and work under the supervision and direction of the General Manager, the Chief Financial Officer shall report to the Board and functionally report to CSC’s chief financial officer, and the General Counsel of the Company (if any) shall report to the Board and functionally report to the General Counsel of CSC.

8.19
The General Manager shall keep the Deputy General Manager informed in a timely manner with respect to all major decisions. The Deputy General Manager shall assist the General Manager in the performance of his responsibilities as requested by the General Manager. The General Manager and the Deputy General Manager shall perform their respective duties on a full time basis and shall not hold posts concurrently as general manager or deputy general manager in any other economic entity regardless of whether such entity is in competition with the Company. The parties agree and acknowledge that the responsibilities of the Deputy General Manager [**] shall include, inter alia, performing [**] within the management of the Company and in such role the Deputy General Manager will have the right to [**] in respect of any matters concerning or pertaining to the business and affairs of the Company as the Deputy General Manager may from time to time see fit; provided

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

however, that the Deputy General Manager may not disclose information or confidences of the Company that are subject to attorney-client privilege, which disclosure would have the effect of destroying such privilege.

9.	RESERVED MATTERS

9.1
The Shareholders shall procure, so far as lies within their respective power, that no action or decision is taken (whether by the Company, the Board, any committee of the Board, any Director or any officer, manager or employee of the Company) in respect of any Reserved Matter without the prior approval of all the Shareholders. With respect to Reserved Matters listed in Section I of Part B of Schedule 4, such consent shall not be unreasonably withheld provided that in respect of paragraph 5 of Section 1 of Part B of Schedule 4, the Shareholders will take into account the principal management approach set out in Clause 13.1(a)(iii). With respect to Reserved Matters listed in Part A of Schedule 4 and Section II of Part B of Schedule 4, consent is at the full discretion of the Shareholders.

9.2	For the purposes of Clause 9.1, a Shareholder shall be treated as having given its approval to a Reserved Matter if:

(e)	(to the extent permitted by PRC law) it gives written notice to the Company approving the relevant matter; or

(f)	it votes in favour of a separate and specific resolution to approve the relevant matter proposed at a general meeting of the Company or as a written resolution in accordance with this Agreement; or

(g)
each of the Directors nominated by it votes in favour of a separate and specific resolution to approve the relevant matter proposed at a meeting of the Board or as a written resolution of the Directors in accordance with this Agreement.

9.3
Where a Shareholder gives its approval to the adoption of a Business Plan pursuant to Clause 14, that Shareholder shall be treated as having given its approval to any matter included within that Business Plan which requires approval as a Reserved Matter in accordance with Clause 9.1 if such matter is explicitly described in and budgeted for in the Business Plan.

9.4	If a proposal is made in respect of a matter which constitutes a Reserved Matter but is not approved in accordance with the requirements of Clause 9.1, and provided that such matter

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

is not an Excluded Item, any Shareholder may give notice to the other Shareholders that it regards a deadlock situation as having arisen.

9.5
If a deadlock notice is given pursuant to Clause 9.4, the Shareholders shall attempt to resolve the deadlock situation promptly by good faith negotiation between senior executives of CSC and Swire Resources respectively who have authority to settle the controversy.

10.	BOARD OF DIRECTORS

10.1	The Board shall be formed on the First Business License Issuance Date.

10.2
The Board shall consist of five directors. CS Hong Kong and any Group Transferee of CS Hong Kong shall be entitled to nominate up to three Directors and to propose to remove any Director appointed by it at the general meeting. Swire and any Group Transferee of Swire shall be entitled to nominate up to two Directors and to propose to remove any Director appointed by it at the general meeting.

10.3
Any nomination or proposal for removal of a Director pursuant to Clause 10.2 shall be made by the relevant Shareholder giving notice of the nomination or removal to the Company, and such appointment or removal shall take effect if such Shareholder votes in favor of a separate and specific resolution to approve the relevant appointment or removal proposed at a general meeting of the Company or as a written resolution in accordance with this Agreement.

10.4
A Shareholder responsible for removing a Director from office pursuant to this Clause 10 shall fully indemnify and hold harmless the Company and each other Shareholder against all claims, actions, demands and proceedings which may be made, brought or threatened against the Company or any other Shareholder as a result of such removal and all losses, liabilities, costs, charges and expenses suffered or incurred by the Company or any other Shareholder in connection therewith.

10.5
Each Director shall be appointed for a term of three (3) years and may serve consecutive terms if re-nominated by the Shareholder originally nominate him or her for such position. If a seat on the Board is vacated by the retirement, resignation, illness, disability or death of a Director or by the removal of such Director by the Shareholder which originally nominated him or her, the Shareholder which originally nominated such Director shall nominate a successor to serve out such Director's term.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

10.6
CS Hong Kong or any Group Transferee of CS Hong Kong shall, for so long as it holds any Equity Interest, be entitled to appoint a Columbia Director to serve as the chairman (the “Chairman”) and to terminate such appointment. At First Completion, the Chairman shall be Timothy P. Boyle. Any subsequent appointment or termination of a Chairman's appointment shall be made by CS Hong Kong (or the relevant Group Transferee) giving notice of the appointment or termination to the Company. The Chairman shall be the legal representative of the Company.

10.7
The Secretary shall be such person(s) as CS Hong Kong and Swire may jointly nominate in writing from time to time and shall perform the duties in accordance with the provisions of this Agreement and the Articles under the supervision of the Board.

10.8	The Chairman, the legal representative and each Director shall serve in their positions without remuneration.

11.	DECISION-MAKING BY DIRECTORS

11.1
A meeting of the Board shall be called by the Chairman. A meeting of the Board (other than a meeting reconvened in accordance with Clause 11.5) shall be called by giving not less than 10 Business Days' notice of the meeting (or such shorter period of notice as may be approved by a majority of the Directors) to each Director.

11.2	Unless all of the Directors agree otherwise:

(n)
a meeting of the Board (an annual meeting) must be held at least once each year, which will be held to approve the budget and business plan for the coming year and which will be held in person or by means of conference telephone, video conferencing link or any other form of communication equipment as preferred by the Directors and in accordance with this Agreement;

(o)
quarterly business meetings of the Board will be held to review the performance of the Business against the plan and budget including any proposed changes and updates to the Business Plan and which will be held in person or by means of conference telephone, video conferencing link or any other form of communication equipment; and

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(p)	notwithstanding the foregoing, other meetings of the Board will be held as requested by the Chairman, and if Swire reasonably requests, the Chairman shall call a meeting of the Board.

11.3
Notice of a meeting of the Board shall include an agenda specifying in reasonable detail the matters to be discussed and the resolutions to be proposed at the meeting and shall be accompanied by any relevant supporting papers. A proposal which is not specified in reasonable detail in the agenda for a meeting of the Board may not be voted on at the meeting unless all the Directors are participating in the meeting and unanimously agree to put the proposal in question to the vote of the meeting.

11.4
Any Director may participate in a meeting of the Board in person, by a power of attorney in favor of a proxy or by means of conference telephone, video conferencing link or any other form of communication equipment provided that all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A Director so participating shall be counted as present in person at the meeting, shall be counted in the quorum for the meeting and shall be entitled to vote at the meeting.

11.5
The quorum for the transaction of business at a meeting of the Board shall be one Columbia Director and one Swire Director. If a quorum is not present within 30 minutes of the time appointed for the meeting or ceases to be present during the meeting, any Director may require that the meeting be reconvened. At least 10 Business Days' notice must be given of the reconvened meeting unless all the Directors agree to a shorter period of notice. At the reconvened meeting, any two Directors shall be a quorum. For the avoidance of doubt, no Reserved Matter specified in Part B of Schedule 4 can be approved in any duly convened or reconvened Board meeting without the unanimous approval by all Directors.

11.6
Each Director participating in a meeting of the Board shall have one vote. In the case of an equality of votes, the Chairman or other person chairing the relevant meeting shall not have an additional vote.

11.7
A resolution in writing signed by all the Directors shall be as valid and effective for all purposes as a resolution duly passed at a meeting of the Board. Such resolution may be executed in separate counterparts (each of which may be transmitted by facsimile) each of which shall be an original and all of which taken together shall constitute one and the same resolution. If a non-counterpart original resolution signed by all Directors is required for submission to any Governmental Authority of the PRC, the Secretary shall be responsible

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

for arranging the signature of the same, and all Directors shall provide full and timely co-operation in the signature thereof.

11.8
No action or decision shall be taken by the Board in respect of any Reserved Matter specified in Part B of Schedule 4 without the prior approval of all Directors present in person, by proxy or by telecommunications at a duly convened Board meeting or through a written resolution in accordance with this Agreement. If a proposal is made in respect of a matter which constitutes a Reserved Matter but is not approved in accordance with the requirements of this Clause 11.8, and provided that such matter is not an Excluded Item, either one Columbia Director or one Swire Director may give notice to the Shareholders that it regards a deadlock situation as having arisen. Such deadlock shall be handled in accordance with Clause 9.5.

11.9
Adoption of resolutions relating to matters other than Reserved Matters shall require the affirmative vote of a simple majority of the Directors present in person, by proxy or by telecommunications at a duly convened meeting of the Board or through a written resolution in accordance with this Agreement.

11.10	All minutes of Board meetings and all Board resolutions shall be prepared in Chinese (with English version of the same for the Directors’ reference).

12.	APPOINTMENT OF MANAGEMENT PERSONNEL

12.1	For the period commencing on the [**] and ending on [**] (the “Initial Live Period”):

(q)	Swire (or any Group Transferee of Swire) shall be entitled to [**]; and

(r)	CS Hong Kong (or any Group Transferee of CS Hong Kong) shall be entitled to [**]:

(i)	[**]); and

(ii)	[**].

12.2	Unless CS Hong Kong and Swire (or their respective Group Transferees) agree otherwise in writing, [**] at [**] on [**].

12.3	With effect from [**]:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	CS Hong Kong (or any Group Transferee of CS Hong Kong) shall be entitled to [**]; and

(b)	Swire (or any Group Transferee of Swire) shall be entitled to [**].

12.4
The Shareholders shall procure that the appointment of each of the Management personnel so nominated shall be confirmed by the Board unless the Shareholder in question can demonstrate that a proposed Management personnel candidate is not permitted under this Agreement or applicable PRC law to take up such position.

12.5	Any Shareholder may request the removal of any Management personnel appointed by any other Shareholder for the following causes:

(a)
Wilfully failing to pursue the aims and strategies articulated in the Business Plan, where the General Manager has (a) received written notice of the performance concerns (including specific feedback regarding deviations in performance) and (b) not made satisfactory corrections; or

(b)	Violations of the Company’s significant compliance policies (e.g., fraud, criminal activity, other violations of law or code of business conduct and ethics).

12.6
If a Shareholder suspects a compliance violation referred to in Clause 12.5(b) above, the Shareholder will notify the Board in a fashion aimed at preserving attorney-client privilege over the subject matter of the alleged violation, and representatives of each of CS Hong Kong and Swire will promptly commence a joint internal review in a manner consistent with the Company’s code of business conduct and ethics, applicable statutory and regulatory requirements and including, if either CS Hong Kong or Swire deems appropriate, outside legal counsel so as to facilitate the proper handling of such investigation and preservation of attorney-client privilege regarding the subject matter of the inquiry. If CS Hong Kong or Swire (with, in each case, if applicable, outside counsel) reasonably determines that a compliance violation has occurred or is reasonably likely to be deemed to have occurred, then the Board and Shareholders will promptly take all actions reasonably necessary to remove the relevant Management personnel from his/her position and terminate his/her employment with the Company. The Shareholder who nominated the relevant Management personnel will then have the right to nominate a new Management personnel according to this Agreement.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

12.7
Management personnel shall be employed by the Company in accordance with the terms of individual employment contracts entered into between the Management personnel and the Company and approved by the Board. The Management personnel may be rewarded, disciplined or removed by the Board. If any of the Management personnel is removed by the Board, the Shareholder who nominated the relevant Management personnel will have the right to nominate the replacement according to this Agreement.

13.	CONDUCT OF THE BUSINESS

13.1	The Company shall:

(e)	carry on the Business in accordance with:

(i)	the Business Plan in force from time to time;

(ii)	good business practices for a subsidiary of a publicly traded company listed on a US-based stock exchange; and

(iii)
the principal management approach to adopt reasonable prudence in managing its revenue, major operating expenses (including staff costs, advertising and promotion expenses and provision for inventory), working capital (including inventory and trade debtors) and capital expenditures to strive for the target profitability (as set forth in the First Business Plan or any subsequent updated Business Plan as mutually agreed by the Shareholders).

(f)	in carrying on the Business:

(i)	comply with all applicable laws and regulations; and

(ii)
adopt and comply with policies that are consistent with the compliance policies of CSC that may exist from time to time (including in particular, CSC’s code of conduct and anti-corruption policies, which may be adapted to ensure compliance with the Applicable Anticorruption Laws to which the Business is subject);

(g)	obtain and maintain in full force and effect all approvals, consents and licenses necessary or desirable for the carrying on of the Business;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(h)
provide to each Shareholder such information as that Shareholder may from time to time reasonably request for the purpose of monitoring the Company's compliance with the requirements of this Clause 13.1; and

(i)	provide information to or co-operate with Swire so that Swire Pacific Limited can comply with its disclosure obligations required by law or regulations or stock exchange rules from time to time.

13.2
The Company acknowledges that all right, title and interest in and to the trademarks, intellectual property and all related goodwill associated with the Columbia Brands (“IP”) are the sole property of CSC or its Affiliates; all use of the IP by the Company shall inure to the exclusive benefit of CSC or its Affiliates; except for limited licenses as expressly provided in the New Columbia Distribution Agreement, the Company shall not acquire any right, title or interest in or to any of the IP; the Company will use all IP in connection with the Business solely for the benefit of the Company and not for any other purposes which may directly or indirectly prejudice the Business.

13.3
The Company shall act as an independent commercial entity from the Shareholders, and shall be treated as an independent commercial entity from the Shareholders, and shall be operated and managed for the purpose of maximizing the investment returns for Shareholders. Shareholders shall ensure any agreements or legal documents signed between the Company and each Shareholder or any Affiliate thereof are established on a commercial basis that each Shareholder shall be treated as an independent entity and that no such term shall cause unfair prejudice to either Shareholder or the Company. Each Shareholder shall use reasonable effort to ensure negotiations and agreements of such terms are in good faith, and to ensure all orders for sale will be promptly and efficiently performed provided that such terms are not violated. No Shareholder shall use its respective rights under this Agreement or other terms of this Agreement to impede compliance, performance, and execution of this Agreement.

13.4
Without the approval of the Board, the Company shall not engage in any Non-Commercial Transactions. “Non-Commercial Transactions” are transactions such as employment of relatives or friends of employees who do not engage in the work he or she is employed to do, enter into agreements with terms and conditions exceeding fair market price or at an undervalue or give such undertaking, give charitable donations exceeding the distributable sum of annual business plan, or give political donations exceeding the minimum amount (if any) stipulated by PRC law.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

13.5
Each of Swire and CS Hong Kong agrees to use all reasonable endeavours (to the extent it is within its control and power to do so) to procure that the Company and the Business comply with all applicable laws and the compliance policies of CSC that may exist from time to time.

14.	BUSINESS PLANS

14.1
The First Business Plan covers the period between the Live Date and December 31, 2018. At least 30 days before the end of each Accounting Period prior to and following the Live Date, the Board shall prepare and submit to each Shareholder a proposed business plan for the Company updated for the next Accounting Period. Each proposed business plan shall include in relation to the Accounting Period to which it relates:

(c)	a cash-flow statement showing an estimate of the working capital requirements of the Company;

(d)	an annual projected profit and loss account;

(e)	an operating budget (including estimated capital expenditure requirements) and balance sheet forecast;

(f)	a management report setting out the Company's business objectives and its strategy for the achievement of those objectives; and

(g)
a financial report including an analysis of the Company's estimated results for the previous Accounting Period compared with the Business Plan for that Accounting Period, identifying variations in sales, revenues, costs and other material items.

14.2	Each Shareholder shall:

(a)
review and comment on each proposed business plan submitted to it in accordance with Clause 14.1 in a timely manner and consider in good faith any reasonable amendments to the proposed plan which are put forward by any other Shareholder; and

(b)
endeavour in good faith to agree each proposed business plan submitted to it in accordance with Clause 14.1 (modified as necessary to reflect any changes agreed between the Shareholders) as soon as reasonably practicable and to procure that the

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

adoption of such proposed plan (as so modified) as the Business Plan for the Accounting Period to which it relates is approved by all of the Shareholders before the commencement of that Accounting Period.

14.3
The Company must not implement or act upon a proposed business plan until its adoption as the Business Plan for the Accounting Period to which it relates has been unanimously approved by the Shareholders and, if such approval has not been given before the commencement of that Accounting Period, the Company shall continue to operate on a month by month basis in accordance with the Business Plan for the preceding Accounting Period until such approval is forthcoming.

15.	REPRESENTATIONS AND WARRANTIES

15.1	Each of the signatory to this Agreement hereby represents and warrants to other signatories to this Agreement that:

(c)
it has the full right, power and authority, and, except approvals, authorisations, consents, waivers and permits contemplated as conditions precedent hereunder or under other Transaction Documents, has obtained all approvals, authorisations, consents, waivers and permits (from whatever person) necessary to enable it to enter into and perform its obligations under this Agreement and the Transaction Documents to which it is a party;

(d)
its performance of the provisions of this Agreement and the relevant Transaction Documents will not result in a breach of or constitute a default under any statute, law, regulation, order, judgment, decree of any court or governmental agency, constitutional documents of it, or contractual provision binding on it;

(e)
this Agreement and any relevant Transaction Documents to be executed by it will constitute legal, valid and binding agreements on it and enforceable against it in accordance with their respective terms.

16.	GOODS AND SERVICES PROCUREMENT

16.1
The Company shall, and each of CS Hong Kong and Swire shall (to the extent within its control to do so) procure the Company, use commercially reasonable efforts to procure goods and services on terms substantially consistent with the terms and conditions effective for the Company prior to the Live Date.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.	FINANCIAL, ACCOUNTING AND BANKING

17.1	Accounting System.

(m)
The Chief Financial Officer of the Company shall, without limiting the obligations of Swire Resources and Swire Shanghai under the Swire Services Agreements and Clause 17.3(ii), be responsible for the financial management of the Company.

(n)
The financial and accounting system of the Company and its subsidiaries (the “Financial and Accounting System”), including any services or functions provided under the Swire Services Agreements, shall be formulated and adopted in accordance with the provisions of applicable law, the particular circumstances of the Company and its subsidiaries and, to the extent permitted by applicable law, those methods and principles that are consistent with or most nearly approximate the PRC GAAP. The Financial and Accounting System shall be approved by the Board.

(o)
To the extent reasonably practicable, all accounting vouchers, receipts, statements and account books of the Company and its subsidiaries shall be maintained at the Company’s legal address and principal offices and shall be written in both Chinese and English.

(p)
The Company shall use Renminbi as its accounting unit. Cash, bank deposits and funds in other currencies, as well as outstanding claims and debts, gains, expenses and so forth in other currencies, shall be recorded in the actual currency in which they are acquired, incurred, received or disbursed, and converted into Renminbi for accounting purposes.

(q)
The financial statements prepared by the Company in accordance with the Financial and Accounting System shall be true and complete and shall fairly represent the financial position of the Company as of the date of each such statement and the results of operations for the fiscal period covered thereby. Changes in the Financial and Accounting System may be implemented only upon approval by the general meeting as one of the Reserved Matters.

(r)
The Company shall at all times maintain accurate and complete accounting and other books and records of the Company in accordance with the requirements of all applicable laws and generally accepted accounting principles in the PRC.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(s)
The Company shall adopt the calendar year as its fiscal year (the “Accounting Period”), which shall begin on 1 January and end on 31 December of the same year except that the first fiscal year of the Company shall commence on the First Business License Issuance Date and shall end on the immediately succeeding 31 December.

17.2	Auditing.

(a)
The auditors of the Company shall be capable of performing auditing work meeting the standards under both PRC GAAP and US GAAP. The Company’s auditors shall be appointed or removed by the general meeting. Subject to paragraph 12 of Part A of Schedule 4, the auditors of the Company shall be Deloitte & Touche LLP.

(b)
The accounting office of the Company shall prepare and submit quarterly and annual consolidated financial statements of the Company to the Board, as required by the Board, and shall submit the same to relevant departments of the PRC Governmental Authorities in accordance with the applicable laws. Such quarterly and annual consolidated financial statements shall be in both Chinese and English, shall contain reference in both Renminbi and US$ and shall be audited or reviewed by the auditors of the Company in accordance with the requirements of the Board and applicable law. Annual consolidated financial statements shall contain calculations and adjustments (including tax related true-up) relating to the Excluded Items, which adjustments and calculations shall be agreed or confirmed by the Shareholders in writing with input and review from the Company’s auditors.

(c)
The Company will cooperate fully with any request of the Shareholders relative to any possible violation of law, governmental investigation or inquiry, or litigation that may in any way relate to (i) the conduct of the Company’s business; (ii) the Company’s compliance with the laws and regulations of the PRC respecting anticorruption, the FCPA or the anticorruption laws or regulations of other jurisdictions applicable to the conduct of the Company’s business (each an “Applicable Compliance Law” and collectively, the “Applicable Anticorruption Laws”); or (iii) a Shareholder’s alleged involvement in any of the foregoing matters.

17.3
The Shareholders understand that starting from the First Business License Issuance Date, the Company will be a majority owned subsidiary of CSC which is listed on the NASDAQ Stock Exchange and, accordingly, the Company will be required to comply with various reporting requirements and internal control rules set forth in the Securities Act of the US, the Exchange Act of the US, the Sarbanes-Oxley Act of the US and the FCPA as such

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

requirements and rules are imposed on CSC.  CSC shall be solely responsible for providing the necessary advice, guidance and/or input on such reporting requirements and internal control rules. In reliance on CSC’s provision of the foregoing, each Shareholder hereby agrees and undertakes to take all necessary actions and execute all necessary documents, and the Company hereby agrees and undertakes to take all necessary actions, so as to ensure that the Company, its management and employees are in compliance with such requirements and rules which shall include, among other things, (i) timely preparation of the Company’s financial statements under PRC GAAP for consolidation into CSC’s financial statements which fairly represent the financial position of the Company as of the date of each such statement and the results of operations for the fiscal period covered thereby, (ii) execution of written certifications by the management team of the Company (and by Swire Shanghai/Swire Resources personnel managing finance, if any, engaged in providing services to the Company under the Swire Services Agreements) regarding the adequacy of the Company’s disclosure controls and procedures as well as its internal control over financial reporting in support of similar certifications executed by the chief executive officer and chief financial officer of CSC which are to be filed to the SEC of the US together with the annual financial statements of CSC, and (iii) adoption of a code of ethics by the Company that meets the standards set forth in the code of ethics adopted by CSC and training and education of the Company’s employees in relation to such code of ethics.

17.4	The Company shall prepare and supply to each Shareholder the following financial information as soon as reasonably practicable and in any event within the periods prescribed below:

(a)
unaudited monthly management accounts of the Company (including a profit and loss account, balance sheet and cash-flow statement together with a statement of progress against the relevant Business Plan, a commentary on the current trading and prospects of the Company and, on a quarterly basis, an up-to-date forecast for the balance of the relevant Accounting Period) by not later than 5 Business Days after the end of the month to which they relate; and

(b)
audited accounts of the Company for each Accounting Period and reviewed accounts of the Company for each of the calendar quarters, both complying with all applicable legal requirements and prepared in accordance with PRC GAAP by not later than 30 Business Days after the end of (i) the Accounting Period or (ii) the relevant calendar quarter (as the case may be) to which the accounts relate.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

17.5	Without prejudice to any other provision of this Agreement entitling the Shareholders to the receipt of information and documentation from the Company, each Shareholder shall be:

(a)
entitled to have access at all reasonable times to the senior management of the Company for the purpose of discussing the performance of the Business and the financial position and prospects of the Company;

(b)
supplied by the Company in a timely manner with all such financial and other information as is reasonably necessary to enable the Shareholders to assess the performance of the Business and the financial position and prospects of the Company;

(c)	kept fully and promptly informed by the Company of all material developments concerning the Business or the affairs of the Company;

(d)
entitled, if exercising its audit rights hereunder, to have the Company make all relevant books, records, and accounts available to such Shareholder or its selected third-party representatives at the audit location. In this connection, the Company shall, upon reasonable prior written notice, allow each Shareholder and its authorised representatives (including its own internal audit team) during normal business hours to inspect the books, accounting records and any other documents of the Company and to make any extract and copy therefrom, provided that such inspection will not hinder the ordinary business operations of the Company; and

(e)
entitled to require that the Company will also make available anyone under its direction or control, including but not limited to officers, Directors, employees, and agents available to the Shareholder or its respective third-party representatives to answer questions, respond to inquiries, or to be interviewed. The Company further agrees to seek and obtain whatever approvals or authorizations may be necessary for an individual to be questioned, subject to inquiry or interviewed.

17.6
Each Director shall be entitled, and is irrevocably authorised by the Company and each Shareholder, to disclose to the Shareholder or Shareholders by whom he was nominated all such information concerning the Business and the affairs of the Company which may come into his possession as he in his absolute discretion thinks fit.

17.7	The Company shall separately open a foreign exchange account, a basic Renminbi account and a general Renminbi account at an authorized bank within the PRC approved by the

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SAFE and, with the approval of SAFE, may open a bank account in the name of the Company outside the PRC. The Company's foreign exchange transactions shall be handled in accordance with the applicable laws of the PRC relating to foreign exchange control.

18.	MANAGEMENT OF THE COMPANY'S TAX AFFAIRS; INSURANCE

18.1
Subject to the provisions of this Clause 18, the Company shall be responsible for dealing with its own tax affairs including the preparation and submission of all Tax Documents and the conduct of all discussions, correspondence, enquiries, disputes or negotiations with or otherwise involving any tax authority.

18.2
Promptly following the First Business License Issuance Date, or promptly following the first date the Company is eligible to do so under applicable laws, the Shareholders shall cause the Company to submit applications to the relevant Governmental Authorities to confirm the ability of the Company to remit, and deduct for corporate income tax purposes, the payments contemplated in this Agreement as well as the other Transaction Documents.

18.3	The Chinese and expatriate employees of the Company shall pay tax on their individual income in accordance with the relevant provisions of the applicable laws of the PRC relating to taxation.

18.4	The Company shall:

(f)
keep each Shareholder fully and promptly informed of all material matters concerning the tax affairs of the Company and shall provide each Shareholder with copies of all material correspondence to or from any tax authority concerning any such matter;

(g)
give each Shareholder a reasonable opportunity to comment on a draft of each Tax Document which relates to (i) any matter which is not in the ordinary course of business of the Company or (ii) any Transaction Document prior to its submission to the relevant tax authority and take into account any reasonable comments made by any Shareholder on any such draft; and

(h)	provide copies of such relevant Tax Documents as any Shareholder may reasonably request from time to time.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18.5
Each Shareholder shall provide the Company with such co-operation and assistance in connection with the tax affairs of the Company (including in connection with the preparation and submission of any Tax Document) as the Company may reasonably request provided always that no Shareholder shall be required to take any action under this Clause 18.5 which in its reasonable opinion would be materially prejudicial to its own interests.

18.6
The Company shall provide each Shareholder with such co-operation and assistance in connection with that Shareholder's own tax affairs (including in connection with the preparation and submission of any Tax Document) as that Shareholder may reasonably request provided always that the Company shall not be required to take any action under this Clause 18.6 which in its reasonable opinion would be materially prejudicial to its own interests.

18.7
The Company shall, at its own cost and expense, maintain with a well-established insurer of repute adequate insurances in accordance with good industry practice against all risks and liabilities usually insured against by companies carrying on the same or a similar type of business as the Business.

18.8
The property, transportation and other items of insurance of the Company will be denominated in Chinese and foreign currencies, as appropriate. The types, scope and amounts of insurance coverage shall be proposed by the Chief Financial Officer for the Board’s approval.

19.	DIVIDEND POLICY

19.1
The Shareholders agree that unless otherwise unanimously agreed in writing, the first dividend shall be paid [**] on the earlier of: (a) [**] and (b) the date falling [**] below (“[**] First Dividend Date”), which [**] shall not fall on a date before [**]. The first dividend to be paid to [**] on the [**] First Dividend Date shall be an amount equal to:

(i)	if [**] prior to [**] First Dividend Date, [**]; or

(ii)	if [**] prior to [**] First Dividend Date, [**].

19.2
To the extent permitted by applicable PRC law, once either CS Hong Kong or Swire [**], the Company shall declare and distribute [**]. The Company must also use its best endeavours to declare and distribute to [**] prior to the Option Completion Date. By way

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of example, [**], (a) the Company shall be obligated to declare and distribute [**], and (b) the Company shall also declare and distribute [**].

19.3
For the purposes of Clauses 19.1(ii) and 19.2, the Shareholders agree that [**] to be distributed [**] shall be equal to [**]. In the event that the Company does not for any reason have sufficient cash in order to make such distribution [**] to [**] the Company in such amount as will enable the Company to [**] in full.

19.4
If [**] then, subject to the following provisions of this Clause, [**] and each subsequent fiscal year so long as [**]) shall be declared and paid to the Shareholders on an annual or more frequent basis. Unless otherwise required by law or unanimously agreed by the Shareholders, it is intended that no less than [**] shall be distributed to the Shareholders in proportion to their respective Equity Interests, provided that the Company has sufficient financial resources available to meet its fixed and working capital and financing requirements (excluding any Excluded Items), within 90 days after the issuance of the annual audited accounts of the Company for the previous financial year.

19.5
For the purposes of determining the amount of profits lawfully available for distribution by the Company, the Company's auditors shall be instructed to report to the Company on the amount of such profits at the same time as they sign their auditors' report on the accounts of the Company. In making such report, the auditors shall act as experts and not as arbitrators and their determination shall (in the absence of manifest error) be final and binding on the Shareholders. The costs of the auditors in making such report shall be borne by the Company.

19.6	Subject to Clauses 19.1(ii), 19.2 and 19.3, no distribution shall be made by the Company pursuant to this Clause 19:

(a)	if the Company does not have sufficient cash in order to make the distribution; or

(b)
if the Board acting reasonably resolves that, in order to maintain cash reserves at a level which is adequate for the Business having regard to the Company's cash requirements set out in the relevant Business Plan, the making of the distribution would not be appropriate;

(c)	if the making of the distribution would result in a breach of any covenant or undertaking given by the Company to any lender or would be likely to do so within the following 12 months; or

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)	if the Company is carrying forward losses from any previous years and unless the cumulative deficit from the previous years is made up.
The provisions of this Clause 19.6 shall not be applicable in the event that an Exercise Notice is served in which case the provisions of Clause 19.3 shall apply.

19.7
If any of the circumstances set out in paragraphs (b) or (c) of Clause 19.6 applies, the Company shall distribute [**] which may be distributed without resulting in the application of any of such circumstances.

19.8	The parties acknowledge that each of the following, to the extent permitted by PRC law, shall be an exception to the dividend policy set out in this Clause 19:

(a)	if there is mutual agreement that there is [**]set out in the mutually agreed revised Business Plan for the period from [**] to [**]; and

(b)	if both Shareholders agree in writing on the quantum and/or timing of any distribution of dividends which are different from those contemplated under Clause 19.
The parties agree that any [**] referred to in Clause 19.8(a) above shall first be applied to[**] in accordance with Clause 20.4 before any distribution of dividends in accordance with this Clause 19.8.

20.	FUTURE FUNDING OF THE COMPANY

20.1	The Shareholders
intend that the Company shall be a financially independent entity and be only financed from its registered capital paid up from time to time, any loans agreed to be provided by Shareholders and from the cash-flow of the Business unless otherwise agreed by the Shareholders.

20.2
Subsequent to injection of the prescribed registered capital contributions and Shareholder Loans in accordance with Clauses 5, 5A and 7A, the Shareholders are obligated to make additional registered capital contributions and/or Shareholder Loans to the Company in the Applicable Percentages in accordance with the mutually agreed Business Plan provided that in no event shall the Shareholders be obligated to make additional registered capital

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

contributions and/or Shareholder Loans to the Company (i.e. in addition to the aggregate amount of US$[**] to be injected by the Shareholders pursuant to Clauses 5, 5A and 7A) in excess of US$[**] (in the Applicable Percentages) (the “Cap”). If the Board determines that the Company requires additional financing which is not covered by the mutually agreed Business Plan or which exceeds the Cap (and such financing would not be for purposes of funding an Excluded Item, in respect of which the provisions of Clause 21 will apply), the Shareholders agree that:

(i)
the Board may arrange for the Company to seek to obtain such additional financing by borrowing the amount required from such external third party sources (including banks) as the Board may select on the terms as the Board considers appropriate (an “External Borrowing”). Under such circumstances, the Shareholders shall actively advise, assist and co-operate with the Company in its efforts to obtain the External Borrowing;

(j)
the Company may also obtain additional financing by way of Shareholder Loans in the event that the Board determines Shareholder Loans are the best course of action. Under such circumstances, the Shareholders shall have the option (but shall not be obligated) to provide the Shareholder Loans in proportion to their respective Equity Interests. If a Shareholder elects not to inject part or all of its portion of additional Shareholder Loans, the other Shareholder may choose to fund the shortfall by way of additional Shareholder Loans. It is expressly agreed that Swire shall not be obligated to inject any Shareholder Loans if the additional financing is for purposes not contemplated by, or consistent with, the mutually agreed Business Plan or if it exceeds the Cap; and

(k)
to the extent that any additional Shareholder Loans to be made pursuant to Clause 20.2(b) (whether by both Shareholders or by one Shareholder only) will fall outside the total investment level limits prescribed by PRC law, the Shareholders will cause sufficient portion of the existing Shareholder Loans in the Applicable Percentages to be converted to registered capital of the Company so as to allow such relevant additional Shareholder Loans to be made within the legal total investment level limits. Any conversion of the existing Shareholder Loans to registered capital of the Company shall not result in any dilution of Equity Interest held by each Shareholder.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20.3
Except as provided in Clause 7A.4, all Shareholder Loans shall be subject to the interest rate per annum determined based on the benchmark rate for RMB loans for a comparable term of years as prescribed from time to time by the People’s Bank of China.

20.4
The Company may repay certain Shareholder Loans to the Shareholders prior to the Option Completion Date to the extent that the Shareholders mutually agree there is a cash surplus to the business funding requirements forecast set out in the mutually agreed revised Business Plan for the period from 1 January 2017 to 31 December 2018, and the Shareholders agree in writing on the amount and timing of such repayment of Shareholder Loans. For the avoidance of doubt, the future funding provisions in Clause 20 will continue to apply in respect of any business funding requirements which arise after (i) the repayment of Shareholder Loans in accordance with this Clause 20.4 and (ii) 31 December 2018.

21.	EXCLUDED ITEMS

21.1	In this Agreement, “Excluded Item(s)” means:

(a)
[**] that the Company [**] but which items the Shareholders have unanimously agreed should not have any impact on the calculation of the Option Price and are specifically identified as “Excluded Item(s)” in the Business Plan; or

(b)	[**] has proposed that the Company [**] which:

(i)	[**] as being beneficial for the Company’s long-term growth and which [**] as being [**] as a [**];

(ii)	constitute a Reserved Matter specified in paragraph 5 of Section I of Part B of Schedule 4; and

(iii)	have not been consented to [**] in accordance with Clause 9.1.
For the purposes of illustration only, a non-exhaustive list of examples of matters which might be considered to be Excluded Items is attached as Schedule 9.
Notwithstanding that a decision may constitute a Reserved Matter, the parties agree that the Company may proceed with Excluded Item(s) on condition that [**] shall be solely responsible for [**] through a [**]. Where [**] elects to [**], such [**] shall in accordance with Clause 22.23 be excluded from calculation of any [**] used in computing [**] for

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

purposes of determining the amount of the Option Price, and therefore shall not impact the payment of the Option Price payable [**] (as the case may be).

21.2
For the avoidance of doubt, it is the intention of the parties that the [**] are accounted for through an adjustment to [**], and therefore, they should have no [**] on [**]. A worked example is set out in Schedule 8 to illustrate the intention of the parties.

22.	OPTIONS
Call Options

22.1	In consideration of the grant of the Put Options, and subject always to Clause 22.8:

(h)	Swire grants to CS Hong Kong an option to purchase the WOFE Option Equity Interests on the terms of this Agreement (the “WOFE Call Option”); and

(i)	Swire Resources grants to CS Hong Kong an option to purchase the Swire Option Shares on the terms of this Agreement (the “Columbia HK Option”).

22.2
CS Hong Kong may, at its absolute discretion, choose to exercise either the WOFE Call Option or the Columbia HK Option, but may not exercise both. Either Call Option may be exercised by CS Hong Kong giving a Call Option Exercise Notice to Swire. No Call Option Exercise Notice shall be effective at any time prior to 1 January 2019 except in accordance with Clause 23. Save and except as provided in Clause 22.16, notice must be given at least [**] prior to the Call Option exercise.

22.3	Each Call Option may only be exercised in respect of all (and not some only) of the shares/equity interest/securities to which it relates.
Put Options

22.4	In consideration of the grant of the Call Options and subject always to Clause 22.8:

(a)	CS Hong Kong grants to Swire an option to require CS Hong Kong to purchase all of the WOFE Option Equity Interests on the terms of this Agreement (the “WOFE Put Option”); and

(b)	CS Hong Kong grants to Swire Resources an option to require CS Hong Kong to purchase all of the Swire Option Shares on the terms of this Agreement (the “Swire Put Option”).

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.5
CS Hong Kong may, at its absolute discretion, choose whether the WOFE Put Option or the Swire Put Option is exercised. Prior to exercising either Put Option and subject to Clause 22.16, Swire or Swire Resources (as appropriate) shall notify CS Hong Kong at least [**] in advance of its intention to do so and CS Hong Kong shall, within 20 Business Days of receipt of such notice, notify Swire and Swire Resources which of the Put Options is to be exercised, following which Swire or Swire Resources (as appropriate) shall issue an appropriate Put Option Exercise Notice.

22.6
Subject to Clause 22.5, either Put Option may be exercised by the Relevant Vendor giving an Exercise Notice to CS Hong Kong. No Put Option Exercise Notice shall be effective prior to 1 January 2019 except in accordance with Clause 23.

22.7	As regards each Put Option it may only be exercised in respect of all (and not some only) of the shares/equity interest/securities to which it relates.
Effect of exercise of Options

22.8
When any Option is exercised and the process of exercising is completed, resulting in the desired transfer of Shares or Equity Interest, as the case may be, the other Options shall, subject only to Clause 22.9 and Clause 22.16, immediately lapse.

22.9
Once given, an Exercise Notice may not be revoked without the written consent of CS Hong Kong and Swire. If an Exercise Notice is revoked in accordance with this Clause then all the Options shall persist as if the revoked Exercise Notice had never been served.

22.10	Exercise of any Option shall oblige:

(a)
the Relevant Vendor to sell and CS Hong Kong to purchase the Relevant Option Equity Interests or the Relevant Option Shares, as the case maybe, at the Option Price on the basis set out in Clause 22.11; and

(b)
the Relevant Vendor and CS Hong Kong to complete the sale and purchase of the Relevant Option Equity Interests in accordance with Clauses 22.17 to 22.19 inclusive or the Relevant Option Shares in accordance with Clause 22.20 to Clause 22.21 inclusive, as the case maybe.

22.11	The Relevant Option Equity Interests or the Relevant Option Shares, as the case maybe, shall be sold free from Encumbrances and together with all rights, titles, benefits and interest

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

attaching to them as at the Option Completion Date (including the right to receive all dividends or distributions declared, made or paid on or after the Option

Completion Date).

22.12	On the Option Completion Date:

(a)	in the case of Offshore Option Completion:

(i)
the shareholder loans owing by Swire to Swire Resources (if any) as of the date of the Offshore Option Completion shall be assigned by Swire Resources to CS Hong Kong at the consideration equal to the amount of such shareholder loans; and

(ii)	Swire Resources (as assignor) and CS Hong Kong (as assignee) shall enter into an assignment in the Agreed Form (“Assignment of Swire Shareholder Loan”) accordingly.

(b)	in the case of Onshore Option Completion:

(i)	all outstanding Shareholder Loans owing to Swire shall be paid in full to Swire; and

(ii)
to the extent that any Shareholder Loans owing to Swire has not been repaid by Onshore Option Completion, the amount of such outstanding Shareholder Loans (“Shareholder Loan Amount”) shall be added to the Provisional Option Price.

Exercise of the WOFE Call Option or WOFE Put Option

22.13
In the event that CS Hong Kong elects to exercise the WOFE Call Option or WOFE Put Option, CS Hong Kong and Swire agree to enter into the Equity Interest Transfer Agreement in the Agreed Form in respect of the Relevant Option Equity Interests (“Equity Interest Transfer Agreement”) on the same day following [**] in accordance with Clauses 19.1 and 19.2.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.14
On the date of execution of the Equity Interest Transfer Agreement, CS Hong Kong shall pay the Shareholder Loan Amount (if applicable) and the Provisional Option Price into (a) an escrow account with an independent escrow agent (“Escrow Account”) or (b) an account jointly controlled by Swire and CS Hong Kong where the withdrawal or transfer of any funds held therein requires the authorisation of both Swire and CS Hong Kong (“Joint Account”) pending the Onshore Option Completion.

22.15
CS Hong Kong and Swire agree that the Equity Interest Transfer Agreement shall be terminated in the event that the conditions precedent to closing set forth in the Equity Interest Transfer Agreement (“Onshore Closing Conditions”) have not been fulfilled or waived within 3 months from the date of execution of the Equity Interest Transfer Agreement.

22.16
If the Equity Interest Transfer Agreement is terminated in accordance with Clause 22.15 or otherwise pursuant to the terms of the Equity Interest Transfer Agreement, CS Hong Kong undertakes to exercise the Columbia HK Option by CS Hong Kong serving the Call Option Exercise Notice to Swire on the day of termination of the Equity Interest Transfer Agreement. Under such circumstances, the [**] notice requirement set out in Clause 22.2 shall not be applicable and Swire and CS Hong Kong shall proceed to Offshore Option Completion on the earliest date following the termination of the Equity Interest Transfer Agreement that is the first Business Day of a fiscal quarter falling after 31 December 2018 or on such other date as CS Hong Kong and Swire Resources may agree. The foregoing undertaking by CS Hong Kong to exercise the Columbia HK Option shall not in any way prejudice or limit the right of Swire Resources to exercise the Swire Put Option if CS Hong Kong breaches the foregoing undertaking. If Swire Resources exercises the Swire Put Option under such circumstances, the notice requirements set out in Clause 22.5 shall not be applicable and Swire Resources and CS Hong Kong shall proceed to Offshore Option Completion on the earliest date following the termination of the Equity Interest Transfer Agreement that is the first Business Day of a fiscal quarter falling after 31 December 2018 or on such other date as CS Hong Kong and Swire Resources may agree after Swire Resources notifies CS Hong Kong of its intention to exercise the Swire Put Option by serving CS Hong Kong the Put Option Notice.

Offshore Option Completion

22.17
Subject to the (a) [**] notice requirement stated in Clause 22.2 or Clause 22.5 (as the case may be) and (b) Clause 22.16, Offshore Option Completion shall take place at CS Hong Kong's registered office on the date that is the first Business Day of a fiscal quarter falling after 31 December 2018 or on such other date as CS Hong Kong and Swire Resources may

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

agree. By way of example, if an Exercise Notice is given on [**], Offshore Option Completion shall take place on [**].  If the date of the Exercise Notice falls in the month of [**], then the earliest effective date for Offshore Option Completion would be [**].

22.18	At Offshore Option Completion:

(a)	Swire Resources shall deliver to CS Hong Kong (or as CS Hong Kong may direct):

(i)	a transfer or transfers and sold note in respect of the Relevant Option Shares duly completed and executed in favour of CS Hong Kong (or as it may direct);

(ii)	share certificate(s) in respect of the Relevant Option Shares (or an indemnity in a form reasonably acceptable to CS Hong Kong in the case of any certificates found to be missing);

(iii)	if required, a waiver of any applicable rights of pre-emption, duly signed by or on behalf of all persons holding such rights;

(iv)
all the statutory and other books and records (including audited reports and other financial records) duly written up to the date of the Offshore Option Completion of Swire and its certificates of incorporation, current business registration certificate(s), company chop, common seals, cancelled and blank share certificates, registers, past filings and registrations and any other papers and documents of Swire in the possession or control of Swire Resources or Swire;

(v)	the Swire Option Shares Transfer Agreement in respect of the Swire Option Shares duly executed by Swire Resources (as transferor);

(vi)	the Assignment of Swire Shareholder Loan duly executed by Swire Resources (as assignor), and acknowledged by Swire;

(vii)	any other documents as reasonably requested by CS Hong Kong to complete the transfer under the Offshore Option Completion and to perfect its title to the Relevant Option Shares;

(b)	Swire Resources shall procure that:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i)
each director and company secretary of Swire resigns his/her respective office with effect from Offshore Option Completion and all necessary filings and registration be made in accordance with the Companies Ordinance;

(ii)	the registered office of Swire be changed to such address as designated by CS Hong Kong and all necessary filings and registration be made in accordance with the Companies Ordinance; and

(iii)
each such resignation referred to in Clause 22.18(b)(i) takes effect without any liability on the part of Swire for compensation for loss of office and is accompanied by an acknowledgment by each such director and company secretary executed as a deed that he has no claim of any kind against Swire.

(c)
against compliance by Swire Resources with its obligations under paragraphs (a) and (b) above, CS Hong Kong shall (i) cause the Provisional Option Price to be paid by banker’s draft and (ii) deliver to Swire Resources the Swire Option Shares Transfer Agreement duly signed by CS Hong Kong (as transferee) and the Assignment of Swire Shareholder Loan duly executed by CS Hong Kong (as assignee).

22.19
Swire Resources and CS Hong Kong shall procure that, the transfer(s) of the Relevant Option Shares referred to in Clause 22.18 shall be approved and the Swire Option Shares Transfer Agreement shall be submitted to the PRC Tax Bureau or the Hong Kong Stamp Duty office (as appropriate) for assessment of payable PRC stamp duty and/or tax or Hong Kong stamp duty (as appropriate)) and the transferee(s) shall be entered in the register of members of Swire as the holder(s) of the Relevant Option Shares.

Onshore Option Completion

22.20
Subject to the fulfilment and/or waiver of the Onshore Closing Conditions pursuant to the terms of the Equity Interest Transfer Agreement, the transfer of the Relevant Equity Interests and payment of the Provisional Option Price (including where applicable, the Shareholder Loan Amount) shall be completed at CS Hong Kong’s registered office or at such other place as CS Hong Kong and Swire may agree in writing on the fifth Business Day following fulfilment and/or waiver of the Onshore Closing Conditions or on such other date as may be agreed in writing by CS Hong Kong and Swire.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

22.21	At Onshore Option Completion:

(a)	Swire shall deliver to CS Hong Kong (or as CS Hong Kong may direct):

(i)
Capital Contribution Certificate(s) in respect of the Relevant Option Equity Interests (or an indemnity in a form reasonably acceptable to CS Hong Kong in the case of any certificates found to be missing);

(ii)	any other documents as reasonably requested by CS Hong Kong to complete the transfer under the Onshore Option Completion and to perfect its title to the Relevant Option Equity Interests;

(b)	Swire shall procure that:

(i)	each Director, Supervisor and Management personnel nominated by it resigns his/her office with effect from Onshore Option Completion; and

(ii)
each such resignation referred to in Clause 22.21(b)(i) takes effect without any liability on the part of the Company for compensation for loss of office and is accompanied by an acknowledgment by each such Director, Supervisor and Management personnel executed as a letter of confirmation that he has no claim of any kind against the Company.

(c)	Swire and CS Hong Kong shall jointly seek release of the funds held in the Escrow Account or Joint Account; and

(d)
against compliance by Swire with its obligations under Clause 22.21(a), Clause 22.21(b) and 22.21(c) above, CS Hong Kong shall cause the Shareholder Loan Amount (if applicable) and the Provisional Option Price (in each case together with any accrued interest held in the Escrow Account or Joint Account) to be paid to Swire by banker’s draft.

Option Price

22.22
The aggregate price to be paid for the Relevant Option Equity Interests or the Relevant Option Shares (the “Option Price”) shall be the aggregate of (i) the Provisional Option Price, (ii) the Completion Accounts Adjustment and (iii) the Excluded Items Adjustment,

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

calculated and agreed or determined in accordance with the provisions of Clause 22.23 and Schedule 5.

22.23	(a) Provisional Option Price
The Provisional Option Price means an amount equal to [**]. All parties shall comply with their respective obligations set out in Part 1 of Schedule 5.

(a)	Completion Accounts
CS Hong Kong will procure that Completion Accounts are prepared after the Option Completion in accordance with the provisions of Part 2 of Schedule 5. All parties shall comply with their respective obligations set out in Part 2 of Schedule 5.

(b)	Adjustment to Option Price and Final Payment
Within 10 Business Days after agreement or determination of the Completion Accounts in accordance with Clause 22.23(b):

(i)
if the aggregate of the Completion Accounts Adjustment and the Excluded Items Adjustment is a positive figure, the Option Price shall be increased by such amount, which shall be paid by CS Hong Kong to the Relevant Vendor; and

(ii)
if the aggregate of the Completion Accounts Adjustment and the Excluded Items Adjustment is a negative figure, the Option Price shall be reduced by such amount, which shall be paid by the Relevant Vendor to CS Hong Kong.

Any payment to be made under this Clause 22.23(c) will be made by banker’s draft or electronic funds transfer to such bank account as the relevant party shall notify to the other for this purpose or by such other method as CS Hong Kong and the Relevant Vendor may agree in writing.
For the purposes of this Agreement:
“Completion Accounts Adjustment” means the Completion Accounts Payment Amount or the Completion Accounts Refund Amount, as applicable, which is a part of the Option Price;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Completion Accounts Payment Amount” means Swire’s Applicable Percentage of the amount by which the [**] is higher than the [**];
“Completion Accounts Refund Amount” means Swire’s Applicable Percentage of the amount by which the [**] is higher than the [**] (to be expressed as a negative figure);
“[**]” means the [**] as at the Option Completion Accounts Date;
“Excluded Items Adjustment” means the Excluded Item Payment Amount or the Excluded Item Refund Amount, as applicable, which is a part of the Option Price;
“Excluded Item Amount” means:

(1)	in relation to those Excluded Items which are deductible under PRC tax rules, an amount equal to X where
X = A x (1 - B%)

A = an amount equal to [**]; and
B = an amount expressed as a percentage equal to [**]; and

(2)	in relation to those [**], an amount equal to [**];
“Excluded Item Payment Amount” means Swire’s Applicable Percentage of the Excluded Item Amount to the extent that it has reduced the [**]; and
“Excluded Item Refund Amount” means Swire’s Applicable Percentage of the Excluded Item Amount to the extent that it has increased the [**] (to be expressed as a negative figure).

(c)	Reasons for determination of Option Price based on [**]
The determination of the Option Price by reference to, among other things, the [**] has taken into consideration the following factors:

(i)	Swire Shanghai enjoyed a successful working relationship with CSC in growing the SRT Columbia Business since year 2005;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	The Old Columbia Distribution Agreements will expire on [**] and will not be renewed, and hence Swire Shanghai will not be able to distribute the Columbia Branded Products after [**]; and

(iii)
The joint venture between CS Hong Kong and Swire to carry on the Business pursuant to the terms of this Agreement enables Swire to enjoy the Applicable Percentage of the financial results of the Business for at least five (5) years (i.e. from 1 January 2014 to 31 December 2018, during which no Exercise Notice shall become effective).

22.24	A worked example is set out in Schedule 8 which aims to illustrate the intention of the parties concerning the payment of dividends, Excluded Items and their impact on the Option Price.

22.25
In the case of completion of an Option, CS Hong Kong and the Relevant Vendor shall each be responsible for half of the amount of the PRC stamp duty or the Hong Kong stamp duty (as the case may be) payable on the transfer of the Relevant Option Equity Interests or the Relevant Option Shares (as the case may be).

22.26	Protection of Swire
CS Hong Kong undertakes and agrees with Swire that between the Exercise Date and the Option Completion Date it shall not, and shall procure that the Company shall not:

(a)	do anything to artificially reduce or distort the amount of the [**] [**] including without limitation intentionally [**]; and

(b)	operate the business of the Company outside the agreed scope and budgets provided in the Business Plan.
Protection of CS Hong Kong

22.27	Swire and Swire Resources jointly and severally undertake to CS Hong Kong:

(a)	that Swire is at the date hereof and at all times prior to and at Offshore Option Completion will be, a holding company with no assets or liabilities other than its holding of Equity Interests;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	that, upon Option Completion, CS Hong Kong will become the beneficial owner of all of Swire's interest in the Company;

(c)
to indemnify and keep indemnified CS Hong Kong in respect of any Losses suffered by CS Hong Kong or any member of its Group arising out of or in connection with any breach of the undertakings given in Clauses 22.27(a) and/or (b) above;

(d)	that at all times between the date hereof and Offshore Option Completion:

(i)	CS Hong Kong shall be provided on request with access to such books and records of Swire as CS Hong Kong may from time to time reasonably require; and

(ii)	CS Hong Kong shall be given at least 5 Business Days' notice of each meeting of the directors of Swire (or any committee thereof) and [**];

(iii)
Swire shall have promptly submitted all necessary filings and registrations to the Hong Kong authorities in accordance with the laws of Hong Kong including but not limited to the filing of annual returns and tax returns. It shall also ensure its financial accounts are made up to date and that audited financials are prepared and finalized in accordance with the Companies Ordinance;

(e)	that, save with the prior written consent of CS Hong Kong:

(i)	no change shall be made to the Articles of Association or other constitutional documents of Swire; and

(ii)	no change shall be made to the issued share capital of Swire.

22.28	Swire Resources undertakes to CS Hong Kong that it will not at any time prior to Offshore Option Completion:

(a)	sell, assign, transfer or otherwise dispose of, or grant any option over, any of the Swire Option Shares or any interest in any of the Swire Option Shares;

(b)	create or allow to arise or permit to subsist any Encumbrance over any of the Swire Option Shares or any interest in any of the Swire Option Shares; or

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c)	fail to comply with any material relevant PRC and Hong Kong laws and regulations.

22.29
For the avoidance of doubt and without any limitation to the generality thereof, Clause 35 shall apply to the operation, exercise and completion of the Options under Clause 22 and, in particular, the transfer to and vesting in CS Hong Kong of all relevant rights, title and interests in the Relevant Option Equity Interests.

22.30	Swire and CS Hong Kong agree that:

(a)
if a third party valuation is required for purposes of complying with tax reporting, filing and payment obligations related to the transfer of a Relevant Option Equity Interests or Relevant Option Shares, as the case may be, then Swire and CS Hong Kong will select a reputable third party valuation firm and cooperate in good faith to ensure the accuracy and timeliness of the firm’s valuation so as to facilitate the timely and proper fulfillment of such obligations; and

(b)
they will each act in good faith to keep the other parties informed of the status of tax filings submitted and final tax assessments submitted or received arising from the transfer of a Relevant Option Equity Interests or Relevant Option Shares, as the case may be.

22.31
In connection with any tax reporting, tax valuation, filing and payment obligations arising under Hong Kong and PRC law following completion of a transfer effected under the Relevant Option Equity Interests or Relevant Option Shares, as the case may be, in addition to the other obligations set forth in this Clause 22, Swire and Swire Resources, jointly and severally undertake that the Relevant Vendor will timely act as follows:

(a)
subject to Clause 22.25, pay the taxes due on the direct or indirect disposal of its interest in Swire and/or the Company, as the case may be, stamp duties arising under PRC law and Hong Kong law, and other fees, assessments, expenses or taxes for which it is responsible to pay as the vendor under relevant PRC and Hong Kong laws and regulations;

(b)	use the Option Price in fulfilling the Relevant Vendor’s tax reporting and payment obligations;

(c)	where the relevant tax authorities determine that the valuation of the transfer effected in accordance with subparagraphs (a) and (b) of this Clause 22.31 should be higher

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

than that reported by the Relevant Vendor, the Relevant Vendor will have the sole obligation to pay the taxes imposed in respect of the disposition of the Relevant Option Equity Interests or Relevant Option Shares, as the case may be, as a result of such higher valuation.

22.32
In a situation where following exercise of the Option, CS Hong Kong becomes the owner of Swire and it seeks to procure that a subsequent transfer is made by Swire of its Equity Interest in the Company either to CS Hong Kong or an Affiliate of CS Hong Kong, CS Hong Kong shall endeavour to submit all application documents to the relevant Examination and Approval Authority in respect of such transfer as soon as reasonably practicable, but no later than 30 calendar days from the day the Relevant Option Shares was transferred by Swire Resources to it.

22.33
In connection with any tax reporting, tax valuation, filing and payment obligations arising under Hong Kong and/or PRC law following exercise of any of the Call Options or Put Options, in respect of (a) a transfer by Swire Resources to CS Hong Kong of the equity interest in Swire or a transfer by Swire of its Equity Interest, and (b) following such exercise, in the case where CS Hong Kong becomes the owner of Swire, the subsequent transfer by Swire of its Equity Interest to CS Hong Kong or another CSC designee, each of CS Hong Kong and Swire undertakes to fulfil each of their respective obligations:

(i)
CS Hong Kong, as direct or indirect acquirer under part (a) of Clause 22.33 to pay for stamp duties and other fees, assessments or expenses which it is responsible to pay under relevant PRC and Hong Kong laws and regulations, as well as to share equally with Swire/Swire Resources any potential PRC corporate income tax or withholding income tax, assessed on any gain determined by the PRC tax authorities following a transfer described in part (b) of Clause 22.33 above (with Swire’s/Swire Resources’ financial obligation under the transfer in part (b) of Clause 22.33 limited to the amount of Swire’s/Swire Resources’ tax savings on dividends from the Company to Swire as a result of applying the concessionary withholding income tax rate charged on dividend income under the PRC-Hong Kong Tax Arrangement (in lieu of the standard withholding tax rate)).

(ii)
it is understood that with respect to the transfer described in part (b) of Clause 22.33, CS Hong Kong would undertake the transfer as soon as reasonably practicable but no later than 30 calendar days from the day of

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the transfer under part (a) of Clause 22.33, and it is the Shareholders’ intention that as a result there would be no taxable gain on the transfer.

(iii)
In addition, Swire undertakes it will and it will procure Swire Resources to comply with their respective tax filing obligations for the transferred equities described under part (a) of Clause 22.33, and Swire/Swire Resources intends that the valuation submitted will be based on the Option Price received pursuant to the terms of this Agreement, provided that (A) if a third party valuation is required for the purposes of complying with tax obligations related to the transfers under parts (a) and (b) of Clause 22.33 above, the Shareholders will agree to select a reputable third party valuation firm and cooperate in good faith to ensure the accuracy and timeliness of the firm’s valuation, and/or (B) if the relevant tax authorities determine that the valuation of the transfer under part (a) of Clause 22.33 should be higher than that reported by Swire/Swire Resources, Swire/Swire Resources will have the sole obligation to pay the taxes imposed on it as a result of that higher valuation.

22.34
The Shareholders undertake they shall in good faith keep the other party informed of the status of tax filings submitted and final tax assessments submitted/ received arising from the transfer of equities described under parts (a) and (b) of Clause 22.33.

23.	ACCELERATION OF OPTIONS

23.1	It is an “Acceleration Event” in relation to a Shareholder if:

(a)	that Shareholder disposes of any Equity Interests in breach of this Agreement;

(b)	being a Group Transferee, that Shareholder ceases to be a wholly-owned Subsidiary of CSC or Swire Resources (as appropriate);

(c)	any procedure is commenced with a view to the winding-up or reorganisation of that Shareholder unless:

(i)
the winding-up or reorganisation is for the purpose of a solvent amalgamation or reconstruction which has been approved by all the other Shareholders (such approval not to be unreasonably withheld or delayed); or

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the procedure is commenced by a person other than that Shareholder and the procedure is terminated or discharged within 30 days; or

(d)
any procedure is commenced with a view to the appointment of an administrator, receiver or administrative receiver in relation to that Shareholder or the assets (or substantially all of the assets) of that Shareholder (unless the procedure is commenced by a person other than that Shareholder and the procedure is terminated or discharged within 30 days); or

(e)
the assets (or substantially all of the assets) of that Shareholder are subject to attachment, sequestration, execution or any similar process (unless that process is discontinued or discharged within 30 days; or

(f)	that Shareholder enters into a composition or arrangement with its creditors or any class of them (including a company voluntary arrangement or a deed of arrangement); or

(g)	that Shareholder is unable to pay its debts as they fall due for the purposes of the Companies Ordinance; or

(h)
that Shareholder ceases or threatens to cease to carry on its business or substantially all of its business, other than for the purpose of a solvent amalgamation or reconstruction which has been approved by all the other Shareholders (such approval not to be unreasonably withheld or delayed);

(i)	any of the matters specified in paragraphs (c) to (h) above occurs in relation to any holding company of that Shareholder; or

(j)
any matter analogous to any of the matters specified in paragraphs (c) to (h) above occurs in relation to that Shareholder or any holding company of that Shareholder in any jurisdiction in which that Shareholder or any holding company of that Shareholder carries on business; or

(k)	that Shareholder commits a material breach of any provision of this Agreement or any other Transaction Document and either:

(i)	the breach is not capable of being remedied; or

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii)	the breach has not been remedied to the reasonable satisfaction of the other Shareholders within 20 Business Days after being given notice by the other Shareholders requiring it to remedy that breach.

23.2	If an Acceleration Event occurs in relation to a Shareholder (the “Defaulting Shareholder”):

(a)	Where the matter in question involves either an action or decision being taken in respect of:

(i)	any Reserved Matter listed in Part A of Schedule 4 or paragraph 3 of Section II of Part B of Schedule 4 without the prior approval [**]; or

(ii)	any failure by [**] to make capital contributions or Shareholder Loans to the Company in accordance with Clause 7A.1, then the Put Options shall become exercisable immediately at [**] Option Price;

(b)	Where the matter in question involves either an action or decision being taken in respect of:

(i)	a Reserved Matter listed in Part A of Schedule 4 or paragraph 3 of Section II of Part B of Schedule 4 without the prior approval of [**]; or

(ii)	any failure by [**] to make capital contributions or Shareholder Loans to the Company in accordance with Clause 7A.1, then the Call Options shall become exercisable immediately at [**] Option Price; and

(c)	For any other Acceleration Event,

(i)	if the Defaulting Shareholder is CS Hong Kong or a Group Transferee of CS Hong Kong then the Put Options shall become exercisable immediately at [**]; and

(ii)	if the Defaulting Shareholder is Swire or a Group Transferee of Swire then the Call Options shall become exercisable immediately at [**].

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

23.3	The provisions of Clause 22 shall apply to any exercise of an Option following an Acceleration Event save for any requirement that an Exercise Notice is not given before a particular time.

23.4
Nothing in this Clause 23 shall affect a party's right to claim damages or to seek the remedies of injunction, specific performance and other equitable relief for any breach of any provision of this Agreement or any other Transaction Document.

24.	INCREASE OR REDUCTION OF REGISTERED CAPITAL

24.1
No new Equity Interest shall be granted to any person who is not a party to this Agreement without the prior unanimous approval by the Shareholders. It shall be a condition of the grant of any new Equity Interest to any person who is not a party to this Agreement that such person enters into a Deed of Adherence and no such person shall be entered in the register of members of the Company as the holder of any new Equity Interest until that person has entered into a Deed of Adherence.

24.2
Any increase or reduction in the registered capital of the Company shall be subject to the unanimous approval by the Shareholders and must be submitted to the competent Examination and Approval Authority for approval. Upon such approval, the Company shall register such increase or reduction with the competent SAIC.

25.	EQUITY INTEREST TRANSFER RESTRICTION

25.1	No Shareholder shall dispose of any Equity Interest unless:

(a)	the Disposal comprises the transfer of the entire legal and beneficial interest in the registered capital; and

(b)	such transfer is made:

(iii)	pursuant to Clauses 22 and 25 hereof;

(iv)	pursuant to Clauses 23 and 25 hereof;

(v)	pursuant to Clause 26 hereof; or

(vi)	with the written consent of the other Shareholder.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

25.2
Notwithstanding any other provision of this Agreement, no Equity Interest shall be transferred unless all Equity Interests held by the transferor is transferred at the same time to the same transferee.

26.	TRANSFERS WITHIN A GROUP

26.1
Subject to the terms of this Clause 26, a Shareholder (the “Selling Party”) may transfer all (but not less than all) of the Equity Interest held by it to a wholly-owned Subsidiary of CSC (where the Selling Party is CS Hong Kong) or a wholly-owned Subsidiary of Swire Resources (where the Selling Party is Swire).

26.2	A Shareholder proposing to transfer Equity Interest pursuant to Clause 26.1 shall:

(a)	give prior notice of the proposed transfer to the Company and the other Shareholder (the “Non-Selling Party”); and

(b)
provide to the Company such information and evidence as the Board may reasonably request for the purpose of determining whether the proposed transferee is a company to which Equity Interest may be transferred pursuant to Clause 26.1.

26.3
Except in a case where the transferee is the Original Transferor, no transfer of Equity Interest may be made pursuant to Clause 26.1 unless the transferee shall first have entered into a Deed of Adherence.

26.4
A Group Transferee shall, before it ceases to be a wholly-owned Subsidiary of CSC or Swire Resources (as appropriate), transfer all the Equity Interest held by it to the Original Transferor or, if the transferee shall first have entered into a Deed of Adherence, to another company being a wholly-owned Subsidiary of CSC or Swire Resources (as appropriate).

26.5	Each Selling Party shall procure that its Group Transferees shall comply with all the terms of this Agreement which are applicable to a Shareholder.

26.6	The Non-Selling Party shall:

(a)
procure that each Director appointed by it will either attend a meeting of the Board and vote in favor of a Board resolution or sign a written resolution approving the transfer of the interest in the registered capital of the Company from the other Shareholder to Group Transferee;

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
sign a letter of declaration and waive its right of first refusal in respect of the interest in the registered capital of the Company to be transferred from the other Shareholder to the Group Transferee under the Company Law;

(c)	agree in a document executed by the Shareholders to amend this Agreement and the Articles to reflect the changes in the interests in the registered capital of the Company of the Selling Party;

(d)
procure that each Director appointed by it shall co-operate in the obtaining of all necessary approvals of the Examination and Approval Authority for the transfer of the Equity Interests of the Company and the changes in the Selling Party’s interests in the registered capital of the Company; and

(e)	procure that each director appointed by it shall provide all other assistance as may be required to implement the transfer within a Group pursuant to this Clause 26.

27.	PROTECTION OF THE BUSINESS

27.1
Swire undertakes to CS Hong Kong and the Company that Swire will, and that Swire will procure that the Swire Pacific Group will, for so long as Swire or any member of its Group holds any Equity Interests, (i) refrain from [**] as listed on Schedule 10, which are [**], without CS Hong Kong’s express written consent (which consent shall not be unreasonably withheld or delayed), with the exception of [**] and (ii) not directly or indirectly assist [**].

27.2
Each Shareholder undertakes with each other Shareholder and the Company that it will not, and that it will procure that none of its Affiliates will, either alone or in conjunction with or on behalf of any other person and whether for its own benefit or that of any other person for so long as it or any member of its Group holds any Equity Interests and during the period of [**] after it and all members of its Group cease to hold any Equity Interests, [**] save for (i) any [**] by the other Shareholder or its Affiliates or by the Company or (ii) [**] of the other Shareholder or its Affiliates or of the Company for more than [**] provided [**] of a Shareholder or its Affiliates or of the Company in [**] Shareholder or its Affiliates. Swire shall procure that [**] shall (i) comply with this Clause 27.2 and (ii) not directly or indirectly assist any other party to [**] in contravention of this Clause 27.2.

27.3	The restriction contained in Clause 27.1 shall not prevent Swire [**] from being interested in shares in a company if such shares are listed or traded on a recognised stock exchange.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

27.4
Each of the restrictions contained in Clause 27.2 shall be construed as a separate and independent undertaking and, if one or more of the restrictions is held to be void or found to be unenforceable, the validity and enforceability of the remaining undertakings shall not be affected.

27.5
Each Shareholder agrees that the restrictions contained in Clauses 27.1 and 27.2 are no greater than are reasonable and necessary for the protection of the interests of the other Shareholders and the Company but, if any such restriction shall be held to be void or found to be unenforceable but would be valid and enforceable if deleted in part or reduced in application, the restriction shall apply with such deletion or modification as may be necessary to make it valid and enforceable.

28.	CONFIDENTIAL INFORMATION

28.1	Subject to Clauses 28.2 and 28.3, each Shareholder and Swire Resources shall, and Swire shall procure Swire Shanghai shall:

(a)	keep private and confidential the following information:

(i)	any information which relates to the contents of this Agreement or any other Transaction Document or any of the matters dealt with in this Agreement or any other Transaction Document;

(ii)
any information which that Shareholder or any of its Affiliates may have or acquire (whether before or after the date of this Agreement) and which concerns the Business or the affairs of the Company; and

(iii)
any information which that Shareholder or any of its Affiliates may have or acquire (whether before or after the date of this Agreement) as a result of the negotiations leading to this Agreement or any other Transaction Document or the carrying into effect or performance of this Agreement or any other Transaction Document or through being an investor in the Company and which relates to the business, assets or affairs of any other Shareholder or any of its Affiliates,

(all such information being “Confidential Information”);

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	not disclose any Confidential Information to any person unless disclosure is expressly permitted under this Agreement;

(c)	not use any Confidential Information for any purpose whatsoever other than for the purpose of managing and monitoring its investment in the Company; and

(d)	not share any Confidential Information with any related parties that are not deemed to be its Affiliates for the purposes of this Agreement.

28.2	Clause 28.1 does not prohibit a Shareholder or an Affiliate of it from disclosing Confidential Information:

(a)	if and to the extent that the information has become publicly available (otherwise than as a result of a breach of this Agreement); or

(b)	if and to the extent that that Shareholder or Affiliate is subject to a requirement to do so imposed by:

(i)	law or any court of competent jurisdiction; or

(ii)	any securities exchange or regulatory or governmental body or authority (whether or not the requirement has the force of law); or

(c)	to any taxation authority if and to the extent that disclosure of the information is reasonably required for the purposes of the tax affairs of that Shareholder or its Affiliate.

28.3
Notwithstanding Clause 28.1, a Shareholder may disclose Confidential Information to any director, officer, employee or professional adviser of that Shareholder or any of its Affiliates who, in the reasonable opinion of that Shareholder, needs to have access to the information for a purpose reasonably incidental to the Shareholder's investment in the Company provided that the Shareholder:

(a)	informs each person to whom it proposes to disclose Confidential Information that such information is confidential and is subject to the obligations of confidentiality set out in this Clause 28; and

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)	procures that each such person complies with the terms of this Clause 28 as if he were himself a party to this Agreement and subject to the same obligations as the Shareholder.

28.4	The provisions of this Clause 28 shall continue to apply without limit in time and, in particular, shall continue to apply notwithstanding any termination of this Agreement pursuant to Clause 30.1.

28.5
This Clause 28 shall be without prejudice to the confidentiality provisions set out in Clause 15 of the memorandum of understanding made between Swire Resources, Swire Shanghai and CSC in March 2012 which shall continue in full force and effect notwithstanding this Clause.

29.	ANNOUNCEMENTS

29.1
Subject to Clause 29.2, each Shareholder undertakes to each other Shareholder that it will not, and that it will procure that none of its Affiliates will, make, or permit or authorise the making of, any announcement or statement at any time after the date hereof concerning:

(d)	this Agreement or any other Transaction Document or any of the matters dealt with in this Agreement or any other Transaction Document; or

(e)	the Business or the affairs of the Company,
without the prior written approval of each other Shareholder such approval not to be unreasonably withheld or delayed.

29.2
A Shareholder or an Affiliate of it may make a public announcement which would otherwise be prohibited by Clause 29.1 if that Shareholder or its Affiliate is subject to a requirement to do so imposed by:

(c)	law or any court of competent jurisdiction; or

(d)	any securities exchange or any regulatory or governmental body or authority (whether or not the requirement has the force of law),

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

but, in such circumstances, the Shareholder which (or whose Affiliate) is subject to such requirement shall, so far as reasonably practicable, consult the other Shareholders on the form, content and timing of the announcement before it is made.

29.3	The provisions of this Clause 29 shall continue to apply without limit in time and, in particular, shall continue to apply notwithstanding any termination of this Agreement pursuant to Clause 30.1.

30.	TERMINATION

30.1	The business term of the Company (“Term”) shall be twenty (20) years, commencing on the First Business License Issuance Date.

30.2
If the Shareholders unanimously approve the extension of the Term, the Company shall submit an application to the Examination and Approval Authority for approval no less than 6 months prior to the expiry of the Term.

30.3	Subject to Clause 30.4:

(a)	this Agreement shall terminate if:

(i)	all the Equity Interests then remaining in issue become held by the same person (or members of its Group); or

(ii)	an effective resolution is passed or a binding order is made for the winding-up of the Company;

(iii)	the Company is dissolved in accordance with Clause 30.5 below; and

(b)	this Agreement shall terminate in relation to any Shareholder if that Shareholder (and all members of its Group) cease to hold any Equity Interests.

30.4
The provisions of this Clause 30 and Clauses 1 (Definitions and Interpretation), 27 (Protection of the Business), 28 (Confidential Information), 29 (Announcements), 31 (Costs), 34 (Entire Agreement), 37 (Assignment), 38 (No Partnership or Agency), 39 (Variation), 40 (Waivers and Remedies), 41 (Invalidity), 44 (Notices), 46 (Indemnification), 47 (Governing Law and Arbitration) shall remain in full force and effect in accordance with their respective terms notwithstanding any termination of this Agreement. Nor shall any such termination

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shall affect any rights or liabilities of the Shareholders or the Company that have accrued under this Agreement prior to such termination.

30.5	If the Shareholders apply for liquidation of the Company in accordance with Clause 3.7, 5.4, 5A.2, 6.8 or 7.4 (as the case may be):

(a)
an emergency Board meeting shall be held as soon as practicable at which each Shareholder shall cause the directors appointed by it to attend such Board meeting in person, by proxy or by telecommunications and to vote in favour of an unanimous resolution regarding a plan of the dissolution of the Company (which plan shall take into account that Swire Shanghai will continue to run the SRT Columbia Business under the Old Columbia Distribution Agreements before and after the liquidation of the Company) or to sign a written resolution circulated in lieu of such a meeting of the Board, as the case may be;

(b)
as soon as practicable following the Board working out the plan of the dissolution of the Company referred to in Clause 30.5(a) above, an emergency general meeting shall be held at which each Shareholder shall attend such general meeting in person, by proxy or by telecommunications and to vote in favour of an unanimous resolution approving the dissolution of the Company or to sign a written resolution circulated in lieu of such a general meeting, as the case may be; and

(c)
following such Shareholder approval of the dissolution of the Company, the Board shall submit a dissolution application to the original Examination and Approval Authority for approval. Following such approval, such approved dissolution application shall be registered with the SAIC. Following such registration with the SAIC, the Company shall then be dissolved and liquidated in accordance with the relevant provisions of the Articles, the WOFE Law and the Company Law.

31.	COSTS

31.1
Unless otherwise expressly provided in this Agreement, each Shareholder shall pay its own costs and expenses in relation to the negotiation, preparation, execution and carrying into effect of this Agreement and the other Transaction Documents.

31.2	The costs of and incidental to the incorporation and establishment of the Company shall be borne and paid by the Company and the Company shall reimburse to each Original

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Shareholder any such costs which it may have properly incurred prior to the First Business License Issuance Date.

32.	WARRANTIES

32.1	Each Shareholder warrants to each other Shareholder that:

(c)	it is a private company limited by shares duly incorporated in Hong Kong and validly existing under Hong Kong law;

(d)
it has full power, capacity and authority to enter into, and perform its obligations under, this Agreement and any other Transaction Document to which it is to be a party and has taken all necessary corporate action to authorise the entry into and performance of this Agreement and any other such Transaction Document;

(e)
each obligation to be assumed by it under this Agreement and any other Transaction Document to which it is to be party constitutes its legally valid and binding obligation enforceable against it in accordance with its terms;

(f)	the entering into of, and the performance of its obligations under, this Agreement and any other Transaction Document to which it is to be party will not:

(i)	violate or conflict with any provision of its constitution; or

(ii)	result in a breach of, or constitute a default under, any agreement or instrument to which it is a party or by which it is bound; or

(iii)	violate or result in a breach of any law or regulation applicable to it or any order, judgment or decree of any court, tribunal, governmental agency or regulatory body binding on it; and

(g)
all governmental and other consents, approvals, licences and authorisations required to enable it lawfully to enter into, and to exercise its rights and perform its obligations under, this Agreement and any other Transaction Document to which it is to be party have been unconditionally and irrevocably obtained and are in full force and effect.

32.2	CS Hong Kong warrants to Swire that as of the date of this Agreement, its turnover within the territory of the PRC in the last completed accounting year, assessed in accordance with

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the rules relating to calculation of turnover and application of the turnover thresholds set out in the Measures on Notification of Concentration of Undertaking of the Anti-Monopoly Bureau of the Ministry of Commerce (“Annual Turnover Threshold”), does not meet such thresholds and covenants that prior to consenting to the filing of the application to form the Company, it will confirm to Swire that as of such date, whether its Annual Turnover Threshold then meets such thresholds. In the event that CS Hong Kong’s Annual Turnover Threshold does exceed such thresholds and accordingly the transactions contemplated under this Agreement are required to be approved by the Anti-Monopoly Bureau of MOFCOM (“AMB”), the parties shall work together to make a joint application to the AMB and use all their reasonable endeavours to obtain approval from the AMB. The transactions contemplated under this Agreement will be carried out in accordance with the revised timetable to be mutually agreed by the parties in writing from time to time taking into account the progress of the AMB approval.

32.3
CS Hong Kong warrants to Swire that (i) CSC conducts its business on the basis that CSC and its subsidiaries are the exclusive owner of the IP associated with the Columbia Brands, and where third-parties assert claims in contravention to such rights, CSC and the relevant CSC subsidiaries take steps to confirm, protect, and preserve their respective ownership rights to the exclusion of such third party claims; and (ii) CSC and the relevant CSC subsidiaries shall appoint the Company as the exclusive distributor for the sale of the Columbia Branded Products in the PRC, on and subject to the terms of the New Columbia Distribution Agreement.

33.	GUARANTEES

33.1	In this Clause 33:
“Guarantor” means either or both of Swire Resources and CSC as the context admits; and
“Relevant Parties” means, as regards undertakings given by Swire Resources in this Clause, Swire and any of its Group Transferees and, as regards undertakings given by CSC in this Clause, CS Hong Kong and any of its Group Transferees.

33.2
In consideration of Swire and CS Hong Kong entering into this Agreement, Swire Resources unconditionally and irrevocably undertakes to CS Hong Kong and CSC unconditionally and irrevocably undertakes to Swire:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d)
to procure that the Relevant Parties will fully and promptly perform and discharge all present and future actual and purported obligations and liabilities of the Relevant Parties (referred to in this Clause as the “Guaranteed Obligations”) under or in respect of this Agreement; and

(e)
that, if any Relevant Party fails to do so, it will itself forthwith (and without the need for any demand) perform and discharge the Guaranteed Obligations and indemnify the other against all losses, liabilities, claims, demands, costs, charges and expenses directly or indirectly suffered or incurred by or made against the other in connection with or arising out of such failure.

33.3
The liability of each Guarantor under this Clause shall be that of principal obligor and not merely as surety and shall not be limited, discharged or otherwise affected by any time, indulgence, waiver or concession granted by or to any other party, by the invalidity, unenforceability or frustration of any of the Guaranteed Obligations, by any lack of capacity or lack or misuse of authority on the part of the any other party or its officers, by the liquidation, administration or dissolution of any other party or the disclaimer of any of the Guaranteed Obligations, by any variation or termination of any of the Guaranteed Obligations or by any other fact or circumstance which would or might (but for this provision) limit, discharge or otherwise affect the liability of the relevant Guarantor.

33.4
The obligations of each Guarantor under this Clause are continuing obligations and shall remain in full force and effect so long as any of the Guaranteed Obligations has yet to be fully performed or discharged.

34.	ENTIRE AGREEMENT

34.1
This Agreement and the other Transaction Documents contain the entire and only agreement between the parties relating to the matters dealt with in this Agreement and the other Transaction Documents and supersede all previous agreements (whether written or oral) between the parties relating to those matters.

34.2
Each party agrees and acknowledges that, in entering into this Agreement and the other Transaction Documents, it is not relying on, and shall have no remedy or right of action in respect of, any warranty, representation, undertaking, covenant, assurance, promise or other commitment of any nature whatsoever (whether or not in writing) made or given by any person at any time before the date of this Agreement which is not expressly set out in this Agreement or another Transaction Document.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

34.3	Nothing in this Clause 34 operates to exclude or restrict any liability for, or remedy in respect of, fraudulent misrepresentation.

35.	FURTHER ASSURANCE
Each Shareholder undertakes to each other Shareholder that:

(a)
it will exercise all rights, powers and authorities available to it in relation to the affairs of the Company or any of its Affiliates or any other person in order to give full effect to the provisions of this Agreement; and

(b)
without prejudice to the generality of the foregoing, it will exercise all rights, powers and authorities available to it in relation to the affairs of the Company in order to secure the due performance and discharge of any obligation or liability which is undertaken or assumed by or imposed on the Company or the Board under this Agreement.

36.	CONFLICT WITH ARTICLES

36.1
If there is any conflict, ambiguity or inconsistency between the provisions of this Agreement and the Articles, the provisions of this Agreement shall prevail as between the Shareholders. The Shareholders shall:

(a)	exercise all voting and other rights and powers available to them so as to give effect to the provisions of this Agreement; and

(b)	procure that any necessary amendment is made to the Articles in order to eliminate such conflict, ambiguity or inconsistency.

36.2
The Company shall not be bound by any provision of this Agreement if and to the extent that it constitutes an unlawful fetter on any statutory power of the Company. However, this shall not affect the validity of the relevant provision as between the Shareholders.

37.	ASSIGNMENT
No party may assign, grant any security interest over, hold in trust or otherwise transfer the benefit of the whole or any part of, or any of its rights under or arising from, this Agreement without the prior written consent of each other party.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

38.	NO PARTNERSHIP OR AGENCY

38.1	Nothing in this Agreement is intended to, or shall be deemed to, establish a partnership between the parties or any of them or constitute any party the agent of any other party for any purpose.

38.2
Unless the Shareholders otherwise agree in writing, no Shareholder shall enter into any contract or commitment with a third party as agent for the Company or any other Shareholder or describe itself as such an agent or in any way hold itself out as such an agent.

39.	VARIATION
No variation of this Agreement shall be effective unless it is in writing and signed by or on behalf of each Shareholder and (following its incorporation) the Company.

40.	WAIVERS AND REMEDIES

40.1
A waiver of any term, provision or condition of, or a consent given under, this Agreement will only be effective if it is in writing and signed by or on behalf of the party granting the waiver or giving the consent and then only in the instance and for the purpose for which it is given.

40.2
No failure by any party to exercise, or delay by it in exercising, any right, power or remedy provided by law or under this Agreement will affect that right, power or remedy or operate as a waiver of it.

40.3
The single or partial exercise of any right, power or remedy provided by law or under this Agreement shall not preclude any other or further exercise of that right, power or remedy or the exercise of any other right, power or remedy.

40.4	The rights, powers and remedies provided under this Agreement are in addition to, and not exclusive of, any rights, powers or remedies provided by law.

40.5
Notwithstanding any right, power or remedy expressly provided under this Agreement and without prejudice to any right, power or remedy which any party may have, each party acknowledges that damages alone may not be an adequate remedy for any breach by it of the provisions of this Agreement and that, accordingly, in the event of a breach or anticipated

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

breach of the provisions of this Agreement, the remedies of injunction, specific performance and other equitable relief would in appropriate circumstances be available.

41.	INVALIDITY

41.1	If at any time any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction:

(a)	neither the legality, validity or enforceability in that jurisdiction of any other provision of this Agreement;

(b)	nor the legality, validity or enforceability under the law of any other jurisdiction of that or any other provision of this Agreement, shall in any way be affected or impaired thereby.

41.2
The parties shall endeavour in good faith to replace the illegal, invalid or unenforceable provision with a provision that is legal, valid and enforceable provision and has an effect which is as near as may be reasonably practicable to the intended effect of the illegal, invalid or unenforceable provision.

42.	EFFECT OF COMPLETION
The terms of this Agreement (insofar as not performed at First Completion, Asset Transfer Completion and/or Second Completion and so far as capable of having effect after such completion) shall remain in full force and effect notwithstanding First Completion, Asset Transfer Completion and/or Second Completion.

43.	LANGUAGE

43.1	This Agreement is drawn up in the English language. If this Agreement is translated into any language other than English, the English text shall prevail.

43.2
Any notice or other communication given or made under or in connection with this Agreement shall be in the English language or accompanied by an English translation. If there is any conflict or inconsistency between the English text and the text in any other language, the English text shall prevail.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

44.	NOTICES

44.1	A notice given under this Agreement shall only be effective if it is in writing (which, for this purpose, shall not include email) and signed by or on behalf of the party giving the notice.

44.2
A notice given under this Agreement must be sent to the party to whom it is being given at the address or fax number, and marked for the attention of the individual, specified in Clause 44.3 and must be:

(a)	delivered personally; or

(b)	sent by pre-paid first class post (if being sent within Hong Kong); or

(c)	sent by pre-paid airmail (if being sent from Hong Kong to an address outside Hong Kong or from outside Hong Kong to an address within Hong Kong); or

(d)	sent by fax.

44.3	The notice details of the parties for the purposes of Clause 44.2 are as follows:

(a)	in the case of CS Hong Kong or CSC:
Columbia Sportswear Company
14375 NW Science Park Drive
Portland, Oregon 97229
Fax: (503) 985-5858
Attention: General Counsel

(b)	in the case of Swire, Swire Resources or Swire Shanghai:
Swire Resources Limited
33/F, One Pacific Place
88 Queensway, Hong Kong
Fax: (852) 2785 5392
Attention: Managing Director

(c)	in the case of the Company:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

科伦比亚运动服装商贸༈上海༉有限公司
上海市中山南二路1089号徐汇苑大厦13层
Fax: (86) 021 5410 9011
Attention: The General Manager

44.4
A party may notify any other party of a change to its notice details specified above by giving notice to that party in accordance with this Clause 44 but any such change shall only be effective on the fifth Business Day after the date on which notice of the change is given or such later date as may be specified in the notice.

44.5	A notice delivered or sent in accordance with Clause 44.2 shall be deemed to have been given:

(f)	if delivered personally, on the date of delivery;

(g)	if sent by pre-paid first class post, on the second Business Day after the date of posting;

(h)	if sent by pre-paid airmail, on the fifth Business Day after the date of posting; and

(i)	if sent by fax, on the date of transmission,
provided that, if personal delivery or transmission by fax occurs after 5.00 p.m. on a Business Day or on a day that is not a Business Day, the notice shall instead be deemed to have been given on the next Business Day. In proving the giving of a notice, it shall be sufficient to show that delivery was made or that the envelope containing the notice was properly addressed and posted by pre-paid first class post or by pre-paid airmail or that the fax was properly addressed and transmitted, as the case may be.

45.	COUNTERPARTS
This Agreement may be executed in any number of counterparts and by the parties on separate counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Agreement but all the counterparts shall together constitute one and the same instrument.

46.	INDEMNIFICATION

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

46.1
In addition to the guarantee obligations set forth in Clause 33, and subject to the terms, conditions and limitations set forth in this Clause 46, each of CS Hong Kong and Swire shall indemnify, defend and hold harmless the other, as well as its successors and permitted assigns (each, an “Indemnified Party”), from and against, and shall promptly pay or reimburse each Indemnified Party for, any and all Losses sustained or incurred by any Indemnified Party resulting from:

(d)	any breach of a representation or warranty made by the indemnifying party or its Affiliate herein or in any other Transaction Document delivered pursuant to this Agreement;

(e)	any breach of any covenant or obligation existing on the part of such indemnifying party as set forth herein that survives the Live Date;

(f)	any claim or assertion for obligations in respect of costs as described in Clause 31;

(g)
the failure of the other party or Swire Resources (as the case may be) to comply with any tax rules then applicable to it in relation to the transfer of the relevant Option Equity Interests or the Relevant Option Shares contemplated under this Agreement;

(h)	any default under or wrongful termination by the indemnifying party or its Affiliate of any Transaction Document.

46.2
In the event that any Indemnified Party receives notice of the assertion of any claim, issuance of any order or the commencement of any action or proceeding by any person who is not a party or an Affiliate of a party, including any domestic or foreign court or Governmental Authority (a “Third-Party Claim”), against such Indemnified Party and for which a party is or may be required to provide indemnification under this Agreement (an “Indemnifying Party”), then such Indemnified Party shall give written notice thereof, together with a statement of any available information regarding such Third-Party Claim to such Indemnifying Party within ninety (90) after learning of such Third-Party Claim; provided, however, that failure to give such written notice within any particular time period shall not adversely affect the Indemnified Party’s right to indemnification except, and to the extent that, the Indemnifying Party can show that the failure to give such notification on a timely basis adversely affected the Indemnifying Party’s ability to defend such Third-Party Claim. The Indemnifying Party shall have the right upon written notice to the Indemnified Party, within 30 days after receipt from the Indemnified Party of notice of such Third-Party Claim,

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to conduct, at its expense, the defense against such Third-Party Claim in its own name, or if necessary in the name of the Indemnified Party. In the event that the Indemnifying Party does not elect, or under relevant law may not elect, to conduct the defense of the subject Third-Party Claim, then the Indemnified Party may conduct the defense of the subject Third-Party Claim and the Indemnifying Party will cooperate with and make available to the Indemnified Party such assistance and materials as may be reasonably requested by the Indemnified Party. In the event that the Indemnifying Party does elect to conduct the defense of the subject Third-Party Claim, then the Indemnified Party will cooperate in good faith with and make available to the Indemnifying Party such assistance and materials as may be reasonably requested by it, and the Indemnified Party shall have the right, at its expense, to participate in the defense assisted by counsel of its own choosing; provided, that the Indemnified Party shall have the right to compromise and settle the Third-Party Claim only with the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed. Without the prior written consent of the Indemnified Party, the Indemnifying Party will not enter into any settlement of any Third-Party Claim or cease to defend against such Third-Party Claim, if pursuant to or as a result of such settlement or cessation, (i) injunctive or other equitable relief would be imposed against the Indemnified Party, or (ii) each claimant or plaintiff in such Third-Party Claim has not given to the Indemnified Party an unconditional release from all Liability with respect to such Third-Party Claim. The Indemnifying Party shall not be entitled to control, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any Third-Party Claim in the event of a proceeding to which the Indemnifying Party is also a party and the Indemnified Party determines in good faith that a material conflict exists as a result of the Indemnifying Party’s control over such proceedings.

46.3
Notwithstanding anything contained in this Clause 46 to the contrary, the Indemnifying Party shall not be entitled to control, and the Indemnified Party shall be entitled to have sole control over, the defense or settlement of any Third-Party Claim if the Third-Party Claim relates to taxes or if any of the following conditions are not satisfied:

(j)	the Indemnifying Party shall acknowledge in writing that it shall be fully responsible for all Losses relating to such proceeding;

(k)	the Indemnifying Party must diligently defend such proceeding promptly following written demand therefor;

(l)	the Indemnifying Party must furnish the Indemnified Party with reasonable evidence that the financial resources of the Indemnifying Party, in the Indemnified Party’s

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

reasonable judgment, is and will be sufficient (when considering Losses in respect of all other outstanding claims) to satisfy any Losses reasonably likely to be incurred in connection with such proceeding;

(m)	such proceeding shall not involve criminal actions or allegations of criminal conduct by the Indemnifying Party, and shall not involve claims for specific performance or other equitable relief; and

(n)
there does not exist, in the Indemnified Party’s good faith judgment, based on the advice of outside legal counsel, a conflict of interest which, under applicable principles of legal ethics, could reasonably be expected to prohibit a single legal counsel from representing both the Indemnified Party and the Indemnifying Party in such proceeding.

47.	GOVERNING LAW AND DISPUTE RESOLUTION

47.1
This Agreement and any dispute or claim arising out of or in connection with it or its subject matter, existence, negotiation, validity, termination or enforceability (including non-contractual disputes or claims) shall be governed by and construed in accordance with the laws of Hong Kong without reference to that jurisdiction’s choice of law provisions.

47.2
The Shareholders shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any Shareholder may give to the other written notice of any dispute not resolved in the normal course of business. Within 15 days after delivery of the notice, the receiving Shareholder shall submit to the other Shareholder a written response. The notice and response shall include (a) a statement of that Shareholder’s position and a summary of arguments supporting that position, and (b) the name and title of the executive who will represent that Shareholder and of any other person who will accompany the executive. Within 30 days after delivery of the initial notice, the executives of both Shareholders shall meet at a mutually acceptable time and place, and thereafter as often as they reasonably deem necessary, to attempt to resolve the dispute. All reasonable requests for information made by one Shareholder to the other will be honored. All negotiations pursuant to this clause are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

47.3
Any dispute arising out of or relating to this Agreement, including the breach, termination or validity thereof, which has not been resolved by negotiation as provided herein within 45 days after delivery of the initial notice of negotiation, or if the Shareholders failed to meet within 20 days, shall be finally resolved by arbitration in accordance with the UNCITRAL Arbitration Rules for the time being in force, by a sole arbitrator to be appointed by the International Chamber of Commerce (“ICC”) in accordance with the Rules of ICC as Appointing Authority. The ICC shall also serve as the administrative body of the arbitration. The place of arbitration shall be Paris. The language to be used in the arbitral proceedings shall be English.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS whereof this Agreement has been entered into by the parties on the date first above written.

SIGNED by THOMAS BURKE CUSICK
for and on behalf of
CSMM HONG KONG LIMITED

/s/ Thomas B. Cusick

(The remainder of this page is intentionally left blank)

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNED by LAIMAN TAM
for and on behalf of
SCCH LIMITED

/s/ Laiman Tam

(The remainder of this page is intentionally left blank)

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNED by LAIMAN TAM
for and on behalf of
SWIRE RESOURCES LIMITED

/s/ Laiman Tam

(The remainder of this page is intentionally left blank)

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SIGNED by TIMOTHY P. BOYLE
for and on behalf of
COLUMBIA SPORTSWEAR COMPANY

/s/ Timothy P. Boyle

(The remainder of this page is intentionally left blank)

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 1
Part 1 - Registered Capital and Shareholder Loan Contribution Schedule

	1st Round		2nd Round
Name of Shareholder	Registered Capital (US$)	Shareholder Loans (US$)	Registered Capital (US$)	Shareholder Loans (US$)
CS Hong Kong	[**]	[**]	[**]	[**]

Swire	[**]	[**]	[**]	[**]

Sub-total:	[**]	[**]	[**]	[**]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2 - Management policies

The Company shall devise and adhere to management policies in the following areas (which shall be substantially consistent with CSC's management policies in the same areas):

◦	Accounting

◦	Treasury (including cash and investments and foreign exchange)

◦	Risk management

◦	Capital expenditure
It is the parties’ intent that the above management policies will be consistent with the concept and content of the respective policies of the Shareholders (which shall include, in the case of Swire, Swire’s capital expenditure policy that any capital expenditure over US$[**] shall require board approval of Swire (based on objective evaluation of the relevant capital expenditure including, without limitation, the attainment of the applicable minimum rate of return from the relevant capital expenditure)). Each of the policies in these areas will be adapted as appropriate to reflect local requirements and PRC law and approved by the Company’s Board.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 2
First Directors
Part 1 - First Columbia Directors

1.     [**]
2.    [**]
3.    [**]

Part 2 - First Swire Directors

1.    [**]
2.    [**]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 3
Deed of Adherence
THIS DEED is made on                     201●
BETWEEN:

(1)	THE PERSONS whose names and addresses are set out in the Schedule to this Deed (together the “[Continuing] [Existing] Shareholders”);

(2)	● LIMITED (registered in ● under number ) whose registered office is at ● (the “New Shareholder”); and

(3)
● LIMITED (registered in the People’s Republic of China as a wholly foreign owned entity under number ●) whose registered office is at Room 5G2 Ding, 137 Ju Lu Road, Huangpu District, Shanghai, PRC (上海市黄浦区巨鹿路137号5G2丁室) (the “Company”).

WHEREAS:
[Version 1 - use first version of recitals (A) and (B) where the New Shareholder is acquiring an existing shareholding]

(A)
This Deed is supplemental to an agreement dated ● 2012 between the Continuing Shareholders, [insert name of transferring shareholder] (the “Transferor”) and the Company regulating the relationship of the Continuing Shareholders and the Transferor as shareholders of the Company (the “Shareholders' Agreement”).

(B)	The Transferor has agreed to sell, and the New Shareholder has agreed to purchase, the whole of the Transferor's equity interest in the Company subject to the New Shareholder entering into this Deed.
OR
[Version 2 - use second version of recitals (A) and (B) where the New Shareholder is subscribing for new shares]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(A)
This Deed is supplemental to an agreement dated ● 2012 between the Existing Shareholders and the Company regulating the relationship of the Existing Shareholders as shareholders of the Company (the “Shareholders' Agreement”).

(B)	The New Shareholder has agreed to contribute ●, to the registered capital of the Company subject to the New Shareholder entering into this Deed.
IT IS AGREED as follows:

2.	INTERPRETATION
Words and expressions defined in the Shareholders' Agreement shall, unless the context otherwise requires, have the same meanings when used in this Deed.

3.	UNDERTAKINGS
[Version 1 - use first version of Clauses 3.1 and 3.2 where the New Shareholder is acquiring an existing shareholding]

3.1
The New Shareholder undertakes with each of the Continuing Shareholders and the Company that, with effect from the date of this Deed, the New Shareholder shall observe, perform and be bound by all the provisions of the Shareholders' Agreement which impose obligations on the Transferor as if the New Shareholder were a party to the Shareholders' Agreement.

3.2
Each of the Continuing Shareholders and the Company undertake with the New Shareholder that, with effect from the date of this Deed, the New Shareholder shall be entitled to the benefit of all the provisions of the Shareholders' Agreement which confer rights on the Transferor as if the New Shareholder were a party to the Shareholders' Agreement.

OR
[Version 2 - use second version of Clauses 3.1 and 3.2 where the New Shareholder is contributing additional registered capital]

3.1
The New Shareholder undertakes with each of the Existing Shareholders and the Company that, with effect from the date of this Deed, the New Shareholder shall observe, perform and be bound by all the provisions of the Shareholders' Agreement which impose obligations

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

on holders of equity interest in the Company as if the New Shareholder were a party to the Shareholders' Agreement.

3.2
Each of the Existing Shareholders and the Company undertake with the New Shareholder that, with effect from the date of this Deed, the New Shareholder shall be entitled to the benefit of all the provisions of the Shareholders' Agreement which confer rights on holders of equity interest in the Company as if the New Shareholder were a party to the Shareholders' Agreement.

4.	NOTICES
For the purposes of Clause [44] of the Shareholders' Agreement, the notice details of the New Shareholder are as follows:
[Insert notice details for the New Shareholder]

5.	COUNTERPARTS
This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all the counterparts shall together constitute one and the same instrument.

6.	GOVERNING LAW
This Deed shall be governed by and construed in accordance with Hong Kong law.
IN WITNESS whereof this Deed has been duly executed and delivered by the parties to it on the date first shown above.
[Insert schedule listing names and addresses of Continuing/Existing Shareholders and execution clauses as required]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Name	Address
CSMM Hong Kong Limited	Level 28, Three Pacific Place 1 Queen’s Road East Hong Kong
SCCH Limited	33/F, One Pacific Place 88 Queensway Hong Kong
Columbia Sportswear Company	14475 NW Science Park Drive Portland, OR 97229-5418 U.S.A.
Swire Resources Limited	33/F, One Pacific Place 88 Queensway Hong Kong

[ADD SIGNATURE BLOCKS AS REQUIRED]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 4
Reserved Matters
[**]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 5
Part 1

Preparation of the Exercise Date [**] and
Determination of the Provisional Option Price

1.	PROCEDURAL MATTERS

1.2
The Exercise Date [**] shall be prepared in accordance with the same accounting and valuation policies, principles, bases and methods applied on a consistent basis as used in preparing the audited accounts of the Company or, if not referred to therein in accordance with PRC GAAP. CS Hong Kong will, not less than 10 Business Days following the Exercise Date, deliver to the Relevant Vendor the Exercise Date [**] setting forth the Exercise Date [**] and the Provisional Option Price.

1.3
The Relevant Vendor and CS Hong Kong shall endeavour in good faith to reach agreement on the Provisional Option Price within 20 Business Days after the date on which the Exercise Date [**] were delivered to the Relevant Vendor. If the Relevant Vendor and CS Hong Kong are unable to reach such agreement within the period specified, the Provisional Option Price shall be determined by a firm of accountants appointed in accordance with paragraph 1.3.

1.4
The Relevant Vendor and CS Hong Kong shall endeavour in good faith to agree upon the identity of a firm of accountants (which may be the Company's auditors) to determine the Provisional Option Price as soon as practicable. If no such agreement has been reached within 10 Business Days following the expiry of the 20 Business Day period referred to in paragraph 1.2, the Relevant Vendor or CS Hong Kong may request the President of the Hong Kong Institute of Certified Public Accountants to nominate an independent firm of accountants of repute with experience in the valuation of companies similar to the Company to determine the Provisional Option Price. The firm of accountants which is so agreed upon or (as the case may be) so nominated and which accepts the appointment to determine the Provisional Option Price shall be the “Expert”.

1.5
The Relevant Vendor and CS Hong Kong shall endeavour in good faith to agree the Expert's terms of engagement as soon as reasonably practicable and agree that neither of them will unreasonably withhold its consent to any terms of engagement which the Expert (acting reasonably) may propose.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.6	The Expert shall be instructed:

(a)	to make his determination of the Provisional Option Price on the basis of the assumptions set out in paragraph 2; and

(b)
to give written notification of his determination of the Provisional Option Price to the Relevant Vendor and CS Hong Kong within 60 Business Days of his appointment (or such longer period as the Expert may reasonably determine).

1.7
The Relevant Vendor and CS Hong Kong shall each be entitled to make a written submission to the Expert on the Provisional Option Price and to make written comments on any submission to the Expert made by the other. Subject thereto, the Expert may, in his reasonable discretion, determine the procedures which are to apply in relation to his determination of the Provisional Option Price (and such procedures may include inviting the Shareholders to make oral submissions). If he reasonably considers it necessary to do so, the Expert may appoint professional advisers to assist him in relation to his determination.

1.8
The parties shall provide, and (so far as lies within their respective power) procure others (including the Company) to provide, to the Expert all such information as the Expert shall reasonably require to assist him in making his determination of the Provisional Option Price, subject to the Expert agreeing to such confidentiality obligations as the parties may reasonably consider appropriate.

1.9
The Expert shall act as an expert and not as an arbitrator and his determination of the Provisional Option Price shall, in the absence of fraud or manifest error, be final and binding on all the parties.

1.10
The Relevant Vendor and CS Hong Kong shall bear their own costs in relation to the reference to the Expert. The fees of the Expert and the costs reasonably incurred by him in making his determination (including the fees of any professional advisers appointed by him) shall be borne by the Company.

2.	BASIS OF VALUATION

2.1	The Provisional Option Price shall be determined on the following assumptions and bases and taking into account the following factors:

2.2	[**].[**]Where an Expert is appointed to determine the Provisional Option Price:

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(a)	the Expert may take into account any other factors which he reasonably believes should be taken into account; and

(b)
if the Expert encounters any difficulty in applying any of the assumptions, bases or factors set out in paragraph 2.1, he shall resolve that difficulty in such manner as he shall in his absolute discretion think fit.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2

Preparation of the Completion Accounts and
Determination of the Option Price
1.    PREPARATION OF DRAFT ACCOUNTS

CS Hong Kong shall procure that [**] the Option Completion Accounts Date be prepared, which shall be so prepared:

(a)	to reflect adjustments for all accounting errors and adjustments (regardless of materiality) identified during the preparation and audit of the Completion Accounts;

(b)
in accordance with the same accounting and valuation policies, principles, bases and methods applied on a consistent basis as used in preparing the audited accounts of the Company or, if not referred to therein in accordance with PRC generally accepted accounting principles.

2.    DELIVERY TO RELEVANT VENDOR

Following preparation of the draft accounts referred to in paragraph 1, CS Hong Kong shall procure that such accounts (which shall constitute the “Draft Completion Accounts”) be delivered to the Relevant Vendor as soon as reasonably practicable but in any event no later than 60 days following the Option Completion Date (or within such other period as CS Hong Kong and the Relevant Vendor may agree in writing) for review and audit by the Relevant Vendor's accountants.
3.    ACCESS TO BOOKS AND RECORDS

CS Hong Kong shall procure that the Company provides such reasonable access to its books and records, calculations and working papers and give such assistance as the Relevant Vendor or its accountants may reasonably request in order to carry out their review and audit.
4.    SERVICE OF COMPLETION ACCOUNTS DISPUTE NOTICE

If, following review and audit by the Relevant Vendor’s accountants, the Relevant Vendor disagrees with the Draft Completion Accounts it may serve a notice in writing to that effect on CS Hong Kong (a “Completion Accounts Dispute Notice”) as soon as reasonably practicable and in any event within 60 days of the date on which the Draft Completion Accounts were delivered to the Relevant Vendor (or within such other period as CS Hong

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Kong and the Relevant Vendor may agree in writing). The Completion Accounts Dispute Notice shall specify:

(a)	which items are disputed;

(b)	the reasons for such dispute; and

(c)	to the extent practicable, the effect that the Relevant Vendor believes that the items in dispute have on the Completion Accounts Adjustment, the Excluded Items Adjustment and the Option Price.

5.	ACCEPTANCE OR DEEMED ACCEPTANCE OF DRAFT COMPLETION ACCOUNTS

5.1    No Completion Accounts Dispute Notice or Acceptance

If within the 60 day period described in paragraph 4, (or within such other period as CS Hong Kong and the Relevant Vendor may agree in writing):
(a)    the Relevant Vendor does not serve a Completion Accounts Dispute Notice; or

(b)	the Relevant Vendor notifies CS Hong Kong in writing that it accepts the Draft Completion Accounts, the Draft Completion Accounts shall, in either such case, constitute the Completion Accounts.

5.2	Service of a Completion Accounts Dispute Notice

If the Relevant Vendor serves a Completion Accounts Dispute Notice within the said 60 day period, then the Relevant Vendor and CS Hong Kong shall use all reasonable endeavours to reach agreement as to the items in dispute, the Relevant Vendor shall procure that its accountants provide such reasonable access to their working papers as CS Hong Kong may reasonably request, and:

(a)
if CS Hong Kong and the Relevant Vendor reach agreement on the items in dispute within 60 days of the date on which the Completion Accounts Dispute Notice is served (or such longer period as the Relevant Vendor and CS Hong Kong may agree in writing), the Draft Completion Accounts shall be amended to reflect such agreement and shall constitute the Completion Accounts; or

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b)
if CS Hong Kong and the Relevant Vendor do not reach agreement in accordance with paragraph 5.2(a), either CS Hong Kong (on the one hand) or the Relevant Vendor (on the other hand) may request the President of the Hong Kong Institute of Certified Public Accountants to nominate an independent firm of accountants of repute with experience in the valuation of companies similar to the Company to determine the items in dispute relating to the Completion Accounts and hence the Completion Accounts Adjustment, the Excluded Items Adjustment and the final Option Price. The firm of accountants which is so agreed upon or (as the case may be) so nominated and which accepts the appointment to determine the Option Price shall be the “Expert”.

6.    EXPERT

6.1
The Relevant Vendor and CS Hong Kong shall endeavour in good faith to agree the Expert's terms of engagement as soon as reasonably practicable and agree that neither of them will unreasonably withhold its consent to any terms of engagement which the Expert (acting reasonably) may propose.

6.2	The Expert shall be instructed:

(c)	to make his determination of the Option Price on the basis of the assumptions set out in paragraph 7; and

(d)
to give written notification of his determination of the Option Price to the Relevant Vendor and CS Hong Kong within 60 Business Days of his appointment (or such longer period as the Expert may reasonably determine).

6.3
The Relevant Vendor and CS Hong Kong shall each be entitled to make a written submission to the Expert on the Option Price and to make written comments on any submission to the Expert made by the other. Subject thereto, the Expert may, in his reasonable discretion, determine the procedures which are to apply in relation to his determination of the Option Price (and such procedures may include inviting the Shareholders to make oral submissions). If he reasonably considers it necessary to do so, the Expert may appoint professional advisers to assist him in relation to his determination.

6.4
The parties shall provide, and (so far as lies within their respective power) procure others (including the Company) to provide, to the Expert all such information as the Expert shall reasonably require to assist him in making his determination of the Option Price, subject to

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

the Expert agreeing to such confidentiality obligations as the parties may reasonably consider appropriate.

6.5	The Expert shall act as an expert and not as an arbitrator and his determination of the Option Price shall, in the absence of fraud or manifest error, be final and binding on all the parties.

6.6
The Relevant Vendor and CS Hong Kong shall bear their own costs in relation to the reference to the Expert. The fees of the Expert and the costs reasonably incurred by him in making his determination (including the fees of any professional advisers appointed by him) shall be borne by the Company.

7.    BASIS OF VALUATION

7.1	The Option Price shall be determined on the following assumptions and bases and taking into account the following factors:

(a)	[**]; and

(b)	[**].

7.2	Where an Expert is appointed to determine the Option Price:

(a)	the Expert may take into account any other factors which he reasonably believes should be taken into account; and

(b)
if the Expert encounters any difficulty in applying any of the assumptions, bases or factors set out in paragraph 7.1, he shall resolve that difficulty in such manner as he shall in his absolute discretion think fit.

8.    DETERMINATION OF THE OPTION PRICE

Following agreement or determination of the Completion Accounts pursuant to paragraphs 1 to 7 of this Schedule, the amount of the Completion Accounts Adjustment, the Excluded Items Adjustment and the Option Price shall be determined by reference to the Completion Accounts.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 6
Option Exercise Notices
Part 1 - Form of Call Option Exercise Notice

To: [Name and address of Relevant Vendor]
● 20 ●

Dear Sirs,
We refer to the subscription and shareholders agreement relating to Columbia Sportswear Commercial (Shanghai) Co., Ltd. made between us and others dated ● 2012 (the "Shareholders Agreement") and to the call option granted by you to us pursuant to Clause 22.1 of the Shareholders Agreement. Words and expressions defined in the Shareholders Agreement have the same meanings in this letter.
We hereby give notice that we exercise the [WOFE Call Option / Columbia HK Option]* in respect of all of the [WOFE Option Equity Interests / Swire Option Shares]*.

[Onshore/Offshore]* Option Completion shall take place on ● 20●.
Yours faithfully

For and on behalf of
CSMM HONG KONG LIMITED

*Delete as appropriate

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Part 2 - Form of Put Option Exercise Notice

To:
CSMM Hong Kong Limited
Level 28, Three Pacific Place
1 Queen’s Road East
Hong Kong
● 20●
Dear Sirs,
We refer to the subscription and shareholders agreement relating to Columbia Sportswear Commercial (Shanghai) Co., Ltd. made between us and others dated ● 2012 (the “Shareholders’ Agreement”) and to the put option granted by you to us pursuant to Clause 22.4 of the Shareholders Agreement. Words and expressions defined in the Shareholders Agreement have the same meanings in this letter.
As directed by you in your notice to us dated ●, we hereby give notice that we exercise [WOFE Put Option / Swire Put Option]* in respect of all of the [WOFE Option Equity Interests / Swire Option Shares]*.
(*Delete as appropriate).
[Onshore/Offshore]* Option Completion shall take place on ● 20●.
Yours faithfully

For and on behalf of
[name of Relevant Vendor]

*Delete as Appropriate

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 7
Company Deed of Adherence

THIS DEED is made on                     2012
BETWEEN:

(1)	THE PERSONS whose names and addresses are set out in the Schedule to this Deed (together the “Existing Parties”); and

(2)
● [LIMITED] [(registered in The People's Republic of China as a wholly foreign owned entity under number ●) whose registered office is at Room 5G Ding, 137 Ju Lu Road, Huangpu District, Shanghai, PRC (上海市黄浦区巨鹿路137号5G2丁室)] (the “Company”).

WHEREAS:

(A)
This Deed is supplemental to a subscription and shareholders agreement dated ● 2012 made between the Existing Parties providing, inter alia, for the incorporation of the Company and regulating the relationship of the initial shareholders of the Company (the “Shareholders' Agreement”).

(B)
The Shareholders' Agreement requires the Existing Parties to procure that the Company, following its incorporation, will enter into this Deed and thereby agree to be bound by the provisions of the Shareholders' Agreement which apply to it.

IT IS AGREED as follows:

3.	INTERPRETATION
Words and expressions defined in the Shareholders' Agreement shall, unless the context otherwise requires, have the same meanings when used in this Deed.

4.	UNDERTAKINGS

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4.1
The Company undertakes with each of the Existing Parties that, with effect from the date of this Deed, the Company shall observe, perform and be bound by all the provisions of the Shareholders' Agreement which impose obligations on the Company as if the Company were a party to the Shareholders' Agreement.

4.2
Each of the Existing Parties undertakes with the Company that, with effect from the date of this Deed, the Company shall be entitled to the benefit of all the provisions of the Shareholders' Agreement which confer rights on the Company as if the Company were a party to the Shareholders' Agreement.

5.	COUNTERPARTS
This Deed may be executed in any number of counterparts and by the parties to it on separate counterparts but shall not be effective until each party has executed at least one counterpart. Each counterpart shall constitute an original of this Deed but all the counterparts shall together constitute one and the same instrument.

6.	GOVERNING LAW
This Deed shall be governed by and construed in accordance with Hong Kong law.
IN WITNESS whereof this Deed has been duly executed and delivered by the parties to it on the date first shown above.

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule
The Existing Parties

Name	Address
CSMM Hong Kong Limited	Level 28, Three Pacific Place 1 Queen’s Road East Hong Kong
SCCH Limited	33/F, One Pacific Place 88 Queensway Hong Kong
Columbia Sportswear Company	Columbia Sportswear Company 14375 NW Science Park Drive Portland, Oregon 97229
Swire Resources Limited	33/F, One Pacific Place 88 Queensway Hong Kong

[ADD SIGNATURE BLOCKS AS REQUIRED]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 8
Worked Example
[Table redacted]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 9
Examples of Excluded Items

1.	[**].

2.	[**].

3.	[**].[**]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 10
Prohibited Competitive Lines
[**]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SCHEDULE 11
Permitted Lines
[**]

______________
** CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.